     As filed with the Securities and Exchange Commission on July 29, 1998
                                       Registration Nos. 2-93068; 811-4101

     _____________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

     Excelsior Tax-Exempt Funds, Inc:  Post-Effective Amendment No. 25  [X]

                                      and

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940

               Excelsior Tax-Exempt Funds, Inc.: Amendment No. 27       [X]

               (Exact Name of Registrant as Specified in Charter)

                               73 Tremont Street
                       Boston, Massachusetts  02108-3913
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (800) 446-1012


                             W. Bruce McConnel, III
                           Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                     Philadelphia, Pennsylvania  19107-3496
                    (Name and Address of Agent for Service)


It is proposed that this post-effective amendment will become effective (check appropriate box)

[X]    Immediately upon filing pursuant to paragraph (b)
[ ]    on (date) pursuant to paragraph (b)
[ ]    60 days after filing pursuant to paragraph (a)(1)
[ ]    on (date) pursuant to paragraph (a)(1)
[ ]    75 days after filing pursuant to paragraph (a)(2)
[ ]    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       ----------------------------------

Title of Securities Being Registered.....................Shares of Common Stock

                             CROSS-REFERENCE SHEET
                             ---------------------

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                  (Money, Government Money, Tax-Exempt Money
                          Treasury Money and New York
                            Tax-Exempt Money Funds)


Form N-1A, Part A, Item                           Prospectus Caption
-----------------------                           ------------------

1.    Cover Page                              Cover Page

2.    Synopsis                                Prospectus Summary; Expense
                                              Summary

3.    Condensed Financial Information         Financial Highlights;
                                              Performance and Yield
                                              Information

4.    General Description of Registrant       Prospectus Summary; Investment
                                              Objectives and Policies; Portfolio
                                              Instruments and Other Investment
                                              Information; Investment
                                              Limitations

5.    Management of the Fund                  Management of the Funds; Custodian
                                              and Transfer Agent; Expenses

5A.   Management's Discussion of Fund
      Performance                             Not Applicable

6.    Capital Stock and
       Other Securities                       How to Purchase and Redeem
                                              Shares; Dividends and
                                              Distributions; Taxes; Description
                                              of Capital Stock; Miscellaneous

7.    Purchase of Securities
       Being Offered                          Pricing of Shares; How to
                                              Purchase and Redeem Shares;
                                              Investor Programs

8.    Redemption or Repurchase                How to Purchase and Redeem Shares

9.    Pending Legal Proceedings               Not Applicable

                                                      LOGO
                                                       Funds, Inc.
                                                       Tax-Exempt Funds, Inc.

Excelsior Money Market Funds
-------------------------------------------------------------------------------

73 Tremont Street
                             For initial purchase information, current prices, yield and performance information and existing account information, call (800) 446-1012. (From overseas, call (617) 557-8280.)
Boston, Massachusetts 02108-3913
-------------------------------------------------------------------------------

This Prospectus describes the Money Fund, Government Fund and Treasury Money Fund, three separate diversified portfolios offered to investors by Excelsior Funds, Inc. ("Excelsior Fund"), the Tax-Exempt Money Fund, a diversified port-folio offered by Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), and the New York Tax-Exempt Money Fund, a non-diversified portfolio offered by Excelsior Tax-Exempt Fund. Excelsior Fund and Excelsior Tax-Exempt Fund (collectively, the "Companies") are open-end, management investment com-panies. Each portfolio (individually, a "Fund" and collectively, the "Funds") has its own investment objective and policies as follows:

  MONEY FUND'S investment objective is to seek as high a level of current in-come as is consistent with liquidity and stability of principal. The Fund will generally invest in money market instruments, including bank obligations, com-mercial paper and U.S. Government obligations.

  GOVERNMENT MONEY FUND'S investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will generally invest in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agree-ments collateralized by such obligations.

  TREASURY MONEY FUND'S investment objective is to seek current income with liquidity and stability of principal. The Fund invests primarily in direct short-term obligations of the U.S. Treasury and certain agencies or instrumen-talities of the U.S. Government with a view toward providing interest income that is generally considered exempt from state and local income taxes. Under normal market conditions, at least 65% of the Fund's total assets will be in-vested in direct U.S. Treasury obligations. The Fund will not enter into re-purchase agreements.

  TAX-EXEMPT MONEY FUND'S investment objective is to seek a moderate level of current interest income exempt from Federal income taxes consistent with sta-bility of principal. The Tax-Exempt Money Fund will invest substantially all of its assets in high-quality short-term Municipal Securities (as defined be-low).

  NEW YORK TAX-EXEMPT MONEY FUND'S investment objective is to seek a moderate level of current interest income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal. The Fund will invest primarily in New York Municipal Securities (as defined below), which generally have remaining maturities of 13 months or less and which meet certain ratings criteria and present minimal credit risks. The Fund may invest a significant percentage of its assets in a single issuer. Therefore, invest-ment in the Fund may be riskier than an investment in other types of money market funds.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1998 and containing additional information about the Funds has been filed with the Securities and Exchange Commission. The cur-rent Statement of Additional Information is available to investors without charge by writing to the address shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus. The Securities and Exchange Commission maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Companies.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT. THE FUNDS SEEK TO MAINTAIN THEIR NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT THEY WILL DO SO ON A CONTINUOUS BASIS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              August 1, 1998

  Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York and U.S. Trust Company of Connecticut (collectively, the "Investment Adviser" or "U.S. Trust").

SHARES IN THE FUNDS ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, U.S. TRUST, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF OR OTHERWISE SUP-PORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                            PROSPECTUS SUMMARY

  EXCELSIOR FUNDS, INC. AND EXCELSIOR TAX-EXEMPT FUNDS, INC. are investment companies offering various investment portfolios with differing objectives and policies. Founded in 1984, the Companies currently offer 25 Funds with com-bined assets of approximately $6.1 billion. See "Description of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York and U.S. Trust Company of Connecticut (collectively, "U.S. Trust" or the "Investment Advis-er") serve as the Funds' investment adviser. U.S. Trust offers a variety of specialized financial and fiduciary services to high-net worth individuals, institutions and corporations. The Companies offer investors access to U.S. Trust's services. See "Management of the Funds--Investment Adviser."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, the Money, Government Money and Treasury Money Funds are money market funds which seek current income with liquidity and stability of principal. The Tax-Exempt Money Fund is a money market fund which seeks current income that is exempt from Federal income taxes consistent with stability of principal. The New York Tax-Exempt Money Fund is a money market fund which seeks current income that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal. The Funds' investment objectives and policies are summarized on the cover and explained in greater detail later in this Prospectus. See "In-vestment Objectives and Policies," "Portfolio Instruments and Other Investment Information" and "Investment Limitations."

  HOW TO INVEST: The Funds' Shares are offered at their net asset value. The Companies do not impose a sales load on purchases of Shares. See "How to Pur-chase and Redeem Shares."

  The minimum to start an account is $500 per Fund, with a minimum of $50 per Fund for subsequent investments. The easiest way to invest is to complete the account application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with the Companies. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from the Companies by mail, wire or telephone. Investors investing through another institution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Since the Funds are money market funds, they seek to maintain their net asset value per share at $1.00 for pur-poses of purchases and redemptions. However, there can be no assurance that they will do so on a continuous basis. In addition, the New York Tax-Exempt Money Fund may invest a significant percentage of its assets in a single issu-er. Therefore, investment in the Fund may be riskier than an investment in other types of money market funds. Investment in the Funds should not be con-sidered a complete investment program. See "Investment Objectives and Poli-cies" and "Portfolio Instruments and Other Investment Information."

                                EXPENSE SUMMARY

                                                 TREASURY             NEW YORK
                                MONEY GOVERNMENT  MONEY   TAX-EXEMPT TAX-EXEMPT
                                FUND  MONEY FUND   FUND   MONEY FUND MONEY FUND
                                ----- ---------- -------- ---------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Front-End Sales Load..........   None    None      None      None       None
Sales Load on Reinvested
 Dividends....................   None    None      None      None       None
Deferred Sales Load...........   None    None      None      None       None
Redemption Fees...............   None    None      None      None       None
Exchange Fees.................   None    None      None      None       None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
Advisory Fees (after fee
 waivers)/1/..................  0.21%   0.22%     0.28%     0.19%      0.34%
12b-1 Fees....................   None    None      None      None       None
Other Operating Expenses
  Administrative Servicing
   Fee/1/.....................  0.04%   0.03%     0.02%     0.06%      0.01%
  Other Expenses..............  0.23%   0.22%     0.22%     0.22%      0.25%
                                -----   -----     -----     -----      -----
Total Operating Expenses
 (after fee waivers)/1/.......  0.48%   0.47%     0.52%     0.47%      0.60%
                                =====   =====     =====     =====      =====

--------

1. The Investment Adviser and administrators may from time to time voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or administrators intend to voluntarily waive fees in an amount equal to the Administrative Servicing Fee, and to further waive fees and reimburse expenses to the ex-tent necessary for Shares of the New York Tax-Exempt Money Fund to maintain an annual expense ratio of not more than 0.60%. Without such fee waivers, "Advisory Fees" would be 0.25%, 0.25%, 0.30%, 0.25% and 0.50%; and "Total
   Operating Expenses" would be 0.52%, 0.50%, 0.54%, 0.53% and 0.76% for the Money, Government Money, Treasury Money, Tax-Exempt Money and New York Tax-Exempt Money Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption of your investment at the end of the following periods.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Fund......................................  $ 5     $15     $27     $60
Government Money Fund...........................    5      15      26      59
Treasury Money Fund.............................    5      17      29      65
Tax-Exempt Money Fund...........................    5      15      26      59
New York Tax-Exempt Money Fund..................    6      19      33      75

  The foregoing expense summary and example are intended to assist the in-vestor in understanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth ad-visory and other expenses payable with respect to Shares of the Money, Govern-ment Money, Treasury Money and Tax-Exempt Money Funds for the fiscal year ended March 31, 1998, and the estimated advisory and other expenses payable with respect to Shares of the New York Tax-Exempt Money Fund for the current fiscal year. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" in this Prospectus and the financial statements and notes incorporated by reference in the Statement of Additional Informa-tion.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Fund's and Excelsior Tax-Exempt Fund's Annual Re-ports to Shareholders for the fiscal year ended March 31, 1998 (the "Financial Statements"). The information contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Fund's and Excelsior Tax-Exempt Fund's independent auditors. The following tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds is also contained in the Annual Reports to Shareholders, which may be obtained from Excelsior Fund and Excelsior Tax-Exempt Fund without charge by calling the number on the front cover of this Prospectus.

                                   MONEY FUND

                                                       YEAR ENDED MARCH 31,
                     --------------------------------------------------------------------------------------------------
                       1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of
 Year.............   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income From
 Investment
 Operations
 Net Investment
  Income..........    0.05139   0.04888   0.05336   0.04494   0.02780   0.03234   0.05165   0.07589   0.08454   0.07698
 Net Gains or
  (Losses) on
  Securities (both
  realized and
  unrealized).....    0.00000   0.00000   0.00000   0.00002   0.00000   0.00000   0.00017   0.00001   0.00000   0.00000
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total From
 Investment
 Operations.......    0.05139   0.04888   0.05336   0.04496   0.02780   0.03234   0.05182   0.07590   0.08454   0.07698
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Less Distributions
 Dividends From
  Net Investment
  Income..........   (0.05139) (0.04888) (0.05336) (0.04496) (0.02780) (0.03234) (0.05165) (0.07589) (0.08454) (0.07698)
 Distributions
  From Net
  Realized Gain on
  Investments.....    0.00000   0.00000   0.00000   0.00000   0.00000   0.00000  (0.00019)  0.00000   0.00000   0.00000
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total
 Distributions....   (0.05139) (0.04888) (0.05336) (0.04496) (0.02780) (0.03234) (0.05184) (0.07589) (0.08454) (0.07698)
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 End of Year......   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                     ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return......      5.26%     5.00%     5.47%     4.59%     2.82%     3.25%     5.19%     7.64%     8.71%     7.76%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period (in
  millions).......   $ 658.87  $ 498.07  $ 394.29  $ 824.58  $ 736.08  $ 784.02  $ 574.27  $ 471.32  $ 432.37  $ 369.69
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets..........      0.48%     0.47%     0.50%     0.49%     0.51%     0.51%     0.51%     0.52%     0.55%     0.56%
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets/1/.......      0.52%     0.53%     0.53%     0.52%     0.51%     0.51%     0.51%     0.52%     0.55%     0.56%
 Ratio of Net
  Income to
  Average Net
  Assets..........      5.14%     4.89%     5.40%     4.49%     2.78%     3.21%     5.11%     7.56%     8.42%     7.71%

--------
NOTES:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

                             GOVERNMENT MONEY FUND

                                                        YEAR ENDED MARCH 31,
                     ---------------------------------------------------------------------------------------------------
                       1998      1997      1996      1995      1994       1993      1992      1991      1990      1989
                     --------  --------  --------  --------  ---------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of
 Year.............   $   1.00  $   1.00  $   1.00  $   1.00  $    1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                     --------  --------  --------  --------  ---------  --------  --------  --------  --------  --------
Income From
 Investment
 Operations
 Net Investment
  Income..........    0.05082   0.04862   0.05296   0.04397    0.02736   0.03205   0.05069   0.07379   0.08379   0.07498
 Net Gains or
  (Losses) on
  Securities (both
  realized and
  unrealized).....    0.00000   0.00000   0.00000   0.00000    0.00000   0.00000   0.00002   0.00008   0.00000   0.00000
                     --------  --------  --------  --------  ---------  --------  --------  --------  --------  --------
Total From
 Investment
 Operations.......    0.05082   0.04862   0.05296   0.04397    0.02736   0.03205   0.05071   0.07387   0.08379   0.07498
                     --------  --------  --------  --------  ---------  --------  --------  --------  --------  --------
Less Distributions
 Dividends From
  Net Investment
  Income..........   (0.05082) (0.04862) (0.05296) (0.04397)  (0.02736) (0.03205) (0.05069) (0.07379) (0.08379) (0.07498)
 Distributions
  From Net
  Realized Gain on
  Investments.....    0.00000   0.00000   0.00000   0.00000    0.00000   0.00000  (0.00005) (0.00005) (0.00001)  0.00000
                     --------  --------  --------  --------  ---------  --------  --------  --------  --------  --------
Total
 Distributions....   (0.05082) (0.04862) (0.05296) (0.04397)  (0.02736) (0.03205) (0.05074) (0.07384) (0.08380) (0.07498)
                     --------  --------  --------  --------  ---------  --------  --------  --------  --------  --------
Net Asset Value,
 End of Year......   $   1.00  $   1.00  $   1.00  $   1.00  $    1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                     ========  ========  ========  ========  =========  ========  ========  ========  ========  ========
Total Return......      5.20%     4.97%     5.43%     4.49%      2.77%     3.20%     5.09%     7.31%     8.30%     7.49%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period (in
  millions).......   $ 600.12  $ 533.83  $ 461.47  $ 725.77  $1,034.91  $ 710.49  $ 740.69  $ 700.22  $ 392.02  $ 241.13
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets..........      0.47%     0.47%     0.50%     0.50%      0.50%     0.50%     0.50%     0.50%     0.57%     0.57%
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets/1/.......      0.50%     0.51%     0.53%     0.53%      0.50%     0.50%     0.50%     0.50%     0.57%     0.57%
 Ratio of Net
  Income to
  Average Net
  Assets..........      5.09%     4.86%     5.36%     4.38%      2.74%     3.20%     5.09%     7.31%     8.30%     7.49%

--------
NOTES:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

                             TAX-EXEMPT MONEY FUND

                                                        YEAR ENDED MARCH 31,
                     ----------------------------------------------------------------------------------------------------
                       1998       1997       1996      1995      1994      1993      1992      1991      1990      1989
                     ---------  ---------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of
 Year.............   $    1.00  $    1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                     ---------  ---------  --------  --------  --------  --------  --------  --------  --------  --------
Income From
 Investment
 Operations
 Net Investment
  Income..........     0.03216    0.03050   0.03362   0.02825   0.01938   0.02395   0.03849   0.05292   0.05808   0.05348
 Net Gains or
  (Losses) on
  Securities (both
  realized and
  unrealized).....     0.00000    0.00000   0.00000   0.00000   0.00000   0.00000   0.00000  (0.00001)  0.00000   0.00000
                     ---------  ---------  --------  --------  --------  --------  --------  --------  --------  --------
Total From
 Investment
 Operations.......     0.03216    0.03050   0.03362   0.02825   0.01938   0.02395   0.03849   0.05291   0.05808   0.05348
                     ---------  ---------  --------  --------  --------  --------  --------  --------  --------  --------
Less Distributions
 Dividends From
  Net Investment
  Income..........    (0.03216)  (0.03050) (0.03362) (0.02825) (0.01938) (0.02395) (0.03849) (0.05292) (0.05808) (0.05348)
 Distributions
  From Net
  Realized Gain on
  Investments.....     0.00000    0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000   0.00000
                     ---------  ---------  --------  --------  --------  --------  --------  --------  --------  --------
Total
 Distributions....    (0.03216)  (0.03050) (0.03362) (0.02825) (0.01938) (0.02395) (0.03849) (0.05292) (0.05808) (0.05348)
                     ---------  ---------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value,
 End of Year......   $    1.00  $    1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                     =========  =========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return......       3.26%      3.09%     3.41%     2.86%     1.96%     2.42%     3.92%     5.42%     5.97%     5.48%
Ratios/Supplemental
 Data
 Net Assets, End
  of Period (in
  millions).......   $1,396.53  $1,069.69  $ 966.71  $ 814.89  $ 694.58  $ 659.33  $ 666.35  $ 662.34  $ 600.06  $ 525.30
 Ratio of Net
  Operating
  Expenses to
  Average Net
  Assets..........       0.47%      0.47%     0.49%     0.49%     0.52%     0.52%     0.52%     0.53%     0.55%     0.53%
 Ratio of Gross
  Operating
  Expenses to
  Average Net
  Assets/1/.......       0.53%      0.52%     0.53%     0.52%     0.52%     0.52%     0.52%     0.53%     0.55%     0.53%
 Ratio of Net
  Income to
  Average Net
  Assets..........       3.21%      3.05%     3.35%     2.85%     1.94%     2.39%     3.84%     5.28%     5.79%     5.33%

--------
NOTES:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

                              TREASURY MONEY FUND

                                                   YEAR ENDED MARCH 31,
                          ----------------------------------------------------------------------------------
                            1998        1997        1996      1995      1994      1993      1992    1991/1/
                          --------    --------    --------  --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....  $   1.00    $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          --------    --------    --------  --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income..   0.04853     0.04676     0.05043   0.04165   0.02590   0.02987   0.04731   0.00782
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........   0.00000     0.00000     0.00000   0.00000   0.00000   0.00000   0.00036   0.00001
                          --------    --------    --------  --------  --------  --------  --------  --------
Total From Investment
 Operations.............   0.04853     0.04676     0.05043   0.04165   0.02590   0.02987   0.04767   0.00783
                          --------    --------    --------  --------  --------  --------  --------  --------
Less Distributions
 Dividends From Net
  Investment Income.....  (0.04853)   (0.04676)   (0.05043) (0.04165) (0.02590) (0.02987) (0.04731) (0.00782)
 Dividends in Excess of
  Net Investment Income.   0.00000/4/  0.00000/4/  0.00000   0.00000   0.00000   0.00000   0.00000   0.00000
 Distributions From Net
  Realized Gain on
  Investments...........   0.00000     0.00000     0.00000   0.00000   0.00000  (0.00030) (0.00011)  0.00000
                          --------    --------    --------  --------  --------  --------  --------  --------
Total Distributions.....  (0.04853)   (0.04676)   (0.05043) (0.04165) (0.02590) (0.03017) (0.04742) (0.00782)
                          --------    --------    --------  --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................  $   1.00    $   1.00    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          ========    ========    ========  ========  ========  ========  ========  ========
Total Return............     4.96%       4.78%       5.16%     4.25%     2.62%     3.06%     4.85%     0.78%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $ 469.64    $ 349.09    $ 258.17  $ 196.93  $ 254.68  $ 227.79  $ 172.29  $ 110.37
 Ratio of Net Operating
  Expenses to Average
  Net Assets............     0.52%       0.52%       0.55%     0.55%     0.58%     0.58%     0.52%     0.09%/2/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/3/.     0.54%       0.54%       0.57%     0.57%     0.58%     0.58%     0.57%     0.60%/2/
 Ratio of Net Income to
  Average Net Assets....     4.86%       4.68%       5.03%     4.09%     2.59%     2.97%     4.60%     5.98%/2/

--------
NOTES:
1. Inception date of the Fund was February 13, 1991.
2. Annualized.

3. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

4.Amount represents less than $0.01 per share.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Investment Adviser uses its best efforts to achieve the investment ob-jective of each Fund, although its achievement cannot be assured. The invest-ment objective of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds is "fundamental," meaning that it may not be changed with-out a vote of the holders of a majority of the particular Fund's outstanding Shares (as defined under "Miscellaneous"). The investment objective of the New York Tax-Exempt Money Fund may be changed by Excelsior Tax-Exempt Fund's Board of Directors without shareholder approval. Except as noted below in "Invest-ment Limitations," the investment policies of each Fund may be changed without a vote of the holders of a majority of the outstanding Shares of such Fund.

  Each Fund uses the amortized cost method to value securities in its portfo-lio and has a dollar-weighted average portfolio maturity not exceeding 90 days. Each Fund is required to comply with Rule 2a-7 under the Investment Com-pany Act of 1940, as amended (the "1940 Act"), because each Fund uses the am-ortized cost method to value its securities. Under Rule 2a-7, with respect to 100% of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds' total assets, and 75% of the New York Tax-Exempt Money Fund's to-tal assets, a Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. Govern-ment securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The New York Tax-Exempt Money Fund's compliance with the diversification provisions of Rule 2a-7 is deemed to be compliance with the diversification standards of the 1940 Act.

MONEY FUND

  The Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will generally invest in money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable and floating rate instruments) and corporate bonds with remaining maturities of 13 months or less, as well as obligations issued or guaranteed by the U.S. Gov-ernment, its agencies or instrumentalities and repurchase agreements collater-alized by such obligations. Additional information about the Fund's policies and portfolio instruments is set forth below under "Portfolio Instruments and Other Investment Information."

GOVERNMENT MONEY FUND

  The Government Money Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund will invest in obligations with remaining maturities of 13 months or less issued or guaranteed by the U.S. Government, its agencies or instrumen-talities and repurchase agreements collateralized by such obligations. See "Portfolio Instruments and Other Investment Information" for information on other portfolio instruments in which the Fund may invest.

TREASURY MONEY FUND

  The Treasury Money Fund's investment objective is to seek current income with liquidity and stability of principal. The Fund invests primarily in di-rect obligations of the U.S. Treasury with remaining maturities of 13 months or less, such as Treasury bills and notes. Under normal market conditions, the Fund will invest at least 65% of its total assets in direct U.S. Treasury ob-ligations. The Fund may also from time to time invest in obligations with re-maining maturities of 13 months or less issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. Government, such as the Farm Credit System Financial Assistance Corporation, Federal Fi-nancing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System and the Tennessee Valley Authority. Income on direct investments
in U.S. Treasury securities and obligations of the aforementioned agen     -
cies and instrumentalities is generally not subject to state and local income taxes by reason of Federal law. In addition, the Fund's dividends from income that is attributable to such investments will also be exempt in most states from state and local income taxes. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Treasury Money Fund from its investments will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax. See "Taxes--State and Local." The Treasury Money Fund will not enter into repurchase agreements.

TAX-EXEMPT MONEY FUND

  The Tax-Exempt Money Fund's investment objective is to seek a moderate level of current interest income exempt from Federal income taxes consistent with stability of principal. The Fund will invest substantially all of its assets in high-quality debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the inter-est on which is, in the opinion of bond counsel to the issuer, exempt from Fed-eral income tax ("Municipal Securities"). Portfolio securities in the Fund will generally have remaining maturities of not more than 13 months. (See "Portfolio Instruments and Other Investment Information.")

  The Tax-Exempt Money Fund is designed for investors in relatively high tax brackets who are seeking a moderate amount of tax-free income with stability of principal and less price volatility than would normally be associated with in-termediate-term and long-term Municipal Securities.

  The Tax-Exempt Money Fund invests in Municipal Securities which are deter-mined by the Investment Adviser to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, the Fund will maintain at least 80% of its assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding Shares.)

NEW YORK TAX-EXEMPT MONEY FUND

  The New York Tax-Exempt Money Fund is a non-diversified investment portfolio whose investment objective is to seek a moderate level of current interest in-come that is exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal.

  Under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities which are determined by the Investment Adviser to present minimal credit risks. The Fund may also invest in tax-exempt deriva-tive securities such as tender option bonds, participations, beneficial inter-ests in trusts and partnership interests. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Securities") are ex-empt from regular Federal, New York State and New York City personal income tax. New York Municipal Securities include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Securities other than New York Municipal Securities are exempt from Federal income tax but may be subject to New York State and New York City personal income tax (see "Taxes" below). The Fund expects that under normal market conditions, at least 65% of its total assets will be invested in New York Municipal Securities. Portfolio securities held by the Fund generally will have remaining maturities of not more than 13 months.

  The Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securi-ties to meet their financial obligations.

  Certain substantial issuers of New York Municipal Securities (including is-suers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeop-ardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's"), the most recent actions of S&P and Moody's have been to place the debt obligations of New York State on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong de-mand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain is-suers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Prospectus, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal obligations, the oc-currence of any such default could affect adversely the market values and mar-ketability of all New York Municipal Securities and, consequently, the net as-set value of the Fund's portfolio.

  Other considerations affecting the Fund's investments in New York Municipal Securities are summarized in the Statement of Additional Information.

  From time to time, a substantial portion of the Fund's assets may be in-vested in Municipal Securities supported by credit and liquidity enhancements from banks or other financial institutions. Therefore, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

INVESTMENT POLICIES COMMON TO THE TAX-EXEMPT MONEY AND NEW YORK TAX-EXEMPT MONEY FUNDS

  From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Money and New York Tax-Exempt Money Funds (collectively, the "Tax-Exempt Funds") may hold uninvested cash reserves or invest in taxable ob-ligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Taxable obligations in which the Tax-Exempt Funds may invest include: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market in-struments such as certificates of deposit, commercial paper, and bankers' ac-ceptances; (iv) repurchase agreements collateralized by U.S. Government obli-gations or other money market instruments; and (v) securities issued by other investment companies that invest in high-quality, short-term securities. (See "Portfolio Instruments and Other Investment Information.")

  The Tax-Exempt Funds may also invest from time to time in "private activity bonds" (see "Types of Municipal Securities" below), the interest on which is treated as a specific tax preference item under the Federal alternative mini-mum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's net assets when added together with any tax-able investments by the Fund.

  Each Tax-Exempt Fund may invest more than 25% of its assets in Municipal Se-curities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Investment Advis-er. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the pe-culiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

  Opinions relating to the validity of Municipal Securities and to the exemp-tion of interest thereon from Federal income tax (and, with respect to New York Municipal Securities, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the valid-ity of and the tax-exempt status of payments received by the New York Tax-Ex-empt Money Fund from tax-exempt derivatives are rendered by counsel to the re-spective sponsors of such derivatives. The Funds and the Investment Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

             PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

GOVERNMENT OBLIGATIONS

  Government obligations acquired by the Funds include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such in-vestments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Admin-istration, Federal Home Loan Banks and the Tennessee Valley Authority. Obliga-tions of certain agencies and instrumentalities of the U.S. Government are sup-ported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's ob-ligations; still others are supported only by the credit of the instrumentali-ty. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Investment Adviser believes that the credit risk with respect to the instrumentality is minimal.

  Securities issued or guaranteed by the U.S. Government have historically in-volved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

  As stated above, the Treasury Money Fund will purchase primarily direct obli-gations of the U.S. Treasury and obligations of those agencies or instrumental-ities of the U.S. Government interest income from which is generally not sub-ject to state and local income taxes.

MONEY MARKET INSTRUMENTS

  "Money market instruments" that may be purchased by the Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds in accordance with their investment objectives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

  Bank obligations include bankers' acceptances, negotiable certificates of de-posit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the Money Fund may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total as-sets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total as-sets may be invested in any one branch, and that no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities de-scribed below under "Illiquid Securities."

  Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Money Fund to additional investment risks, including future political and economic developments, the possible im-position of withholding taxes on interest income, possible seizure or nation-alization of foreign deposits, the possible establishment of exchange con-trols, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different ac-counting, auditing, reporting, and recordkeeping standards than those applica-ble to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the instrument is minimal.

VARIABLE AND FLOATING RATE INSTRUMENTS

  Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instru-ment purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Funds will in general invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission ("SEC") (see "Additional Information on Portfolio Instru-ments--Variable and Floating Rate Instruments" in the Statement of Additional Information).

  Some of the instruments purchased by the Government Money and Treasury Money Funds may also be issued as variable and floating rate instruments. However, since they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, they may have a more active secondary market.

QUALITY OF INVESTMENTS

  The Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization ("NRSRO"), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and
(iv) U.S. Government securities (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Funds may use are described in the Ap-pendix to the Statement of Additional Information.

REPURCHASE AGREEMENTS

  The Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). A Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Investment Adviser, pursuant to guidelines established by the Boards of Directors. The Funds will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the 10% limit described below under "Illiq-uid Securities."

  The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the dispo-sition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

SECURITIES LENDING

  To increase return on their portfolio securities, the Money Fund and Govern-ment Money Fund may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of these Funds, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collat-eral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Investment Adviser to be of good standing and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

INVESTMENT COMPANY SECURITIES

  The Funds may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding meth-od. The Tax-Exempt Funds normally will invest in securities of investment com-panies only if such companies invest primarily in high-quality, short-term Mu-nicipal Securities. The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those com-panies which are themselves permitted to invest only in securities which may be acquired by the respective Funds. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Ex-cept as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in se-curities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses a Fund bears di-rectly in connection with its own operations, as a shareholder of another in-vestment company, a Fund would bear its pro rata portion of the other invest-ment company's advisory fees and other expenses. As such, the Fund's share-holders would indirectly bear the expenses of the Fund and the other invest-ment company, some or all of which would be duplicative. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accor-dance with the requirements of the 1940 Act.

TYPES OF MUNICIPAL SECURITIES

  The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" se-curities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and in-terest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the pro-ceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed. Private activity obligations are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue obli-gations is usually directly related to the credit standing of the corporate user of the facility involved.

  Each Tax-Exempt Fund's portfolio may also include "moral obligation" securi-ties, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from cur-rent revenues, it may draw on a reserve fund--the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obli-gation securities that may be held by a Tax-Exempt Fund.

  The Tax-Exempt Funds may purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Securities. In general, such "stripped" Municipal Securities are offered at a substantial discount in rela-tion to the principal and/or interest payments which the holders of the re-ceipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Security, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Munici-pal Security. The Tax-Exempt Funds intend to purchase custodial receipts and "stripped" Municipal Securities only when the yield thereon will be, as de-scribed above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Securities.

  The New York Tax-Exempt Money Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Security or a pool of Mu-nicipal Securities which interest can include a tender option, demand or other feature, allowing the Fund to tender the underlying Municipal Security to a third party at periodic intervals and to receive the principal amount thereof.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS

  The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis. These trans-actions involve a commitment by a Fund to purchase or sell particular securi-ties with payment and delivery taking place in the future beyond the normal settlement date at a stated price and yield. Securities purchased on a "for-ward commitment" or "when-issued" basis are recorded as an asset and are sub-ject to changes in value based upon changes in the general level of interest rates. Absent unusual market conditions, "forward commitments" and "when-is-sued" purchases will not exceed 25% of the value of a Fund's total assets, and the length of such commitments will not exceed 45 days. The Funds do not in-tend to engage in "when-issued" purchases or "forward commitments" for specu-lative purposes, but only in furtherance of their investment objectives.

  In addition, each Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. The Tax-Exempt Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Tax-Exempt Fund would be valued at zero in determining the Fund's net asset
value. Further information concerning "stand-by commit     -
ments" is contained in the Statement of Additional Information under "Addi-tional Information on Portfolio Instruments."

BORROWING AND REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than an-ticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and bro-ker-dealers and to repurchase them at a mutually agreed date and price (a "re-verse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agree-ment, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse re-purchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

ILLIQUID SECURITIES

  Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase se-curities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in ac-cordance with Rule 144A under the Act. Any such security will not be consid-ered illiquid so long as it is determined by the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the ef-fect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

YEAR 2000

  Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the Investment Adviser and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Funds' other service providers have informed the Companies that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds as a result of the Year 2000 Problem.

                            INVESTMENT LIMITATIONS

  The investment limitations set forth below are matters of fundamental policy and may not be changed with respect to a Fund without the vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellane-ous").

  Each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not:

    1. Purchase securities of any one issuer if immediately after such pur-chase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of each Fund's total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without re-gard to the 5% limitation in Government Securities (as defined in the 1940
  Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule; and

    2. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total as-sets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommo-date abnormally heavy redemption requests and is not for leverage purpos-es.) A Fund will not purchase portfolio securities while borrowings in ex-cess of 5% of its total assets are outstanding.

  The Treasury Money Fund may not:

    3. Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government and securities issued by investment companies that invest in such obligations.

  The New York Tax-Exempt Money Fund may not:

    4. Invest less than 80% of its net assets in securities the interest on which is exempt from Federal income tax, except during defensive periods or periods of unusual market conditions;

    5. Borrow money or mortgage, pledge, or hypothecate its assets except to the extent permitted under the 1940 Act; and

    6. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securi-ties of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentali-ties or political subdivisions, and repurchase agreements secured by such securities.

                                     * * *

  If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

  In Investment Limitation No. 1 above: (a) a security is considered to be is-sued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user;
(b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) secu-rities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

  The Funds are subject to additional investment limitations which are deemed matters of their fundamental policies and, as such, may not be changed without a requisite shareholder vote. For a full description of the Funds' additional fundamental investment limitations, see the Statement of Additional Informa-tion.

                               PRICING OF SHARES

  The net asset value of each of the Money, Government Money and Treasury Money Funds is determined and the Shares of each such Fund are priced for purchases and redemptions as of 1:00 p.m.

(Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). The net asset value of each of the Tax-Exempt Money and New York Tax-Exempt Money Funds is determined and the Shares of each such Fund are priced for purchases and re-demptions as of 12:00 p.m. (Eastern Time) and the close of regular trading hours on the Exchange. Net asset value and pricing for each Fund are deter-mined on each day the Exchange and the Investment Adviser are open for trading ("Business Day"). Currently, the holidays which the Funds observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memo-rial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiv-ing Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares. The assets in each Fund are valued by the Funds' administrators based upon the amortized cost method.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each Fund are continuously offered for sale by the Companies' sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a wholly owned subsidiary of Federated Investors, Inc. The Distributor is a registered broker/dealer. Its principal business address is 5800 Corporate Drive, Pitts-burgh, PA 15237-5829.

  At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria estab-lished by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily in-tended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

  In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational sup-port. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and en-gineering computer software programs that emphasize the attributes of the Funds. Such payments will be predicated upon the amount of Shares the finan-cial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

PURCHASE OF SHARES

  Shares in each Fund are offered without any purchase or redemption charge imposed by the Companies. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

  Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into agreements with the Companies. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Cus-tomers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in ac-cordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization contin-ues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such transactions and periodic account state-ments directly to the shareholders of record. Shares in the Funds bear the ex-pense of fees payable to Shareholder Organizations for such services. See "Man-agement of the Funds--Shareholder Organizations."

  Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An Investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly from the Distributor in accordance with proce-dures described below under "Purchase Procedures."

PURCHASE PROCEDURES

General

  Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

  Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve Sys-tem to:

   The Chase Manhattan Bank
   ABA #021000021
   Excelsior Funds, Account No. 9102732915
   For further credit to:
   Excelsior Funds
   Wire Control Number
   Account Registration
    (including account number)

  Investors making initial investments by wire must promptly complete the Ap-plication accompanying this Prospectus and forward it to CGFSC. Redemptions by Investors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

  Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. The Companies re-serve the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements. Third party checks will not be accepted as payment for Fund Shares.

REDEMPTION PROCEDURES

  Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsi-bility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring re-demption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Cus-tomer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Or-ganizations. An Investor redeeming Shares through a registered investment ad-viser or certified financial planner may incur transaction charges in connec-tion with such redemptions. Such Investors should contact their registered in-vestment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accor-dance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

Redemption by Mail

  Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from an eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guide-lines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above. CGFSC may require additional supporting documents for redemptions made by cor-porations, executors, administrators, trustees and guardians. A redemption re-quest will not be deemed to be properly received until CGFSC receives all re-quired documents in proper form. Payment for Shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the re-demption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from over-seas, call (617) 557-8280).

Redemption by Wire or Telephone

  Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Direct Invest-ors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the shareholder of record at his or her address of record. Institutional Investors may also have their Shares redeemed by wire by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Ap-plication or in written instructions subsequently received by CGFSC.

  Investors may request that Shares be redeemed and redemption proceeds wired on the same day if telephone redemption instructions are received by 1:00 p.m. (Eastern Time) (12:00 p.m. with respect to the Tax-Exempt Funds) on the day of redemption. Shares redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 1:00 p.m. (Eastern Time) (12:00 p.m. with respect to the Tax-Exempt Funds) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Shares by wire, Direct Investors should call CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to the Companies, c/o CGFSC, at the address listed above under "Redemption by Mail." Such request must be signed by the Direct Investor, with signatures guaranteed (see "Re-demption by Mail" above, for details regarding signature guarantees). Further documentation may be requested.

  CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Companies, CGFSC or the Distributor. THE COMPANIES, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPT-ING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE COMPANIES WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE IN-STRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

  During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Redemption by Check

  Except as described in "Investor Programs" below, Direct Investors in the Funds may redeem Shares, without charge, by check drawn on the Direct Invest-or's particular Fund account. Checks may be made payable to the order of any person or organization designated by the Direct Investor and must be for amounts of $500 or more. Direct Investors will continue to earn dividends on the Shares to be redeemed until the check clears at The Chase Manhattan Bank.

  Checks are supplied free of charge, and additional checks are sent to Direct Investors upon request. Checks will be sent only to the registered owner at the address of record. Direct Investors who want the option of redeeming Shares by check must indicate this in the Application for purchase of Shares and must submit a signature card with signatures guaranteed with such Applica-tion. The signature card is included in the Application for the purchase of Shares contained in this Prospectus. In order to arrange for redemption by check after an account has been opened, a written request must be sent to the Companies, c/o CGFSC, at the address listed above under "Redemption by Mail" and must be accompanied by a signature card with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees).

  Stop payment instructions with respect to checks may be given to the Compa-nies by calling (800) 446-1012 (from overseas, call (617) 557-8280). If there are insufficient Shares in the Direct Investor's account with the Fund to cover the amount of the redemption check, the check will be returned marked "insufficient funds," and CGFSC will charge a fee of $25.00 to the account. Checks may not be used to close an account.

  If any portion of the Shares to be redeemed represents an investment made by personal check, the Companies and CGFSC reserve the right not to honor the re-demption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

Other Redemption Information

  Except as provided in "Investor Programs" below, Investors may be required to redeem Shares in a Fund upon 60 days' written notice if due to Investor re-demptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance in his or her account at the institu-tion with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organiza-tion to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

  The Companies may also redeem Shares involuntarily or make payment for re-demption in securities if it appears appropriate to do so in light of the Com-panies' responsibilities under the 1940 Act.

EFFECTIVE TIME OF PURCHASES AND REDEMPTIONS

  Purchase orders for Shares of the Money, Government Money and Treasury Money Funds which are received in good order no later than 1:00 p.m. (Eastern Time) on any Business Day will be effective as of 1:00 p.m. and will receive the dividend declared on the day of purchase as long as CGFSC receives payment in Federal funds prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time). Purchase orders for Shares of such Funds received in good order after 1:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal funds has been received by 4:00 p.m. (Eastern Time), will be effective as of 4:00 p.m., and will begin receiving dividends the following day. Purchase orders for Shares of the Tax-Exempt Money and New York Tax-Exempt Money Funds which are received in good order no later than 12:00 p.m. (Eastern Time) on any Business Day will be effective as of 12:00 p.m. and will receive the dividend declared on the day of purchase as long as CGFSC receives payment in Federal funds prior to the close of regular trading hours on the Exchange. Purchase orders for Shares of such Funds received in good order after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal funds has been received by 4:00 p.m. (Eastern Time), will be effective as of 4:00 p.m., and will begin receiving dividends the following day.

  Purchase orders for Shares made by Direct Investors are not effective until the amount to be invested has been converted to Federal funds. In those cases in which a Direct Investor pays for Shares by check, Federal funds will gener-ally become available two Business Days after a purchase order is received. In certain circumstances, the Companies may not require that amounts invested by Shareholder Organizations on behalf of their Customers or by Institutional In-vestors be converted into Federal funds. Redemption orders are executed at the net asset value per Share next determined after receipt of the order.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by the Companies, ex-change Shares in a Fund having a value of at least $500 for shares of any other portfolio offered by the Companies, or for Trust Shares of Excelsior In-stitutional Trust, provided that such other shares may legally be sold in the state of the Investor's residence.

  Excelsior Fund currently offers 15 additional portfolios as follows:

    Short-Term Government Securities Fund, a fund seeking a high level of current income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations, and having a dollar-weighted average portfolio maturity of 1 to 3 years;

    Intermediate-Term Managed Income Fund, a fund seeking a high level of current interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

    Managed Income Fund, a fund seeking higher current income primarily through investments in investment grade debt obligations, U.S. Government obligations and money market instruments;

    Blended Equity Fund, a fund seeking long-term capital appreciation through investments in a diversified portfolio of primarily equity securi-ties;

    Income and Growth Fund, a fund seeking to provide moderate current income and to achieve capital appreciation as a secondary objective by investing in common stock, preferred stock and securities convertible into common stock;

    Energy and Natural Resources Fund, a non-diversified fund seeking long-term capital appreciation by investing in companies that are in the energy and other natural resources groups of industries;

    Value and Restructuring Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefiting from their restructuring or rede-ployment of assets and operations in order to become more competitive or profitable;

    Small Cap Fund, a fund seeking long-term capital appreciation by invest-ing primarily in companies with capitalization of $1 billion or less;

    Large Cap Growth Fund, a fund seeking superior, risk-adjusted total re-turn by investing in larger companies whose growth prospects, in the opin-ion of its investment adviser, appear to exceed that of the overall market;

    Real Estate Fund, a non-diversified fund seeking current income and long-term capital appreciation by investing in real estate investment trusts and other companies principally engaged in the real estate business;

    International Fund, a fund seeking total return derived primarily from investments in foreign equity securities;

    Latin America Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all coun-tries in Central and South America;

    Pacific/Asia Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean;

    Pan European Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in Europe; and

    Emerging Markets Fund, a fund seeking long-term capital appreciation through investments primarily in equity securities of emerging country is-suers.

  Excelsior Tax-Exempt Fund currently offers 5 additional portfolios as fol-lows:

    Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from Federal income taxes through investments in municipal obligations and having a dollar-weighted average portfolio maturity of 1 to 3 years;

    Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from Federal income taxes through invest-ments in municipal obligations and having a dollar-weighted average portfo-lio maturity of 3 to 10 years;

    Long-Term Tax-Exempt Fund, a diversified fund attempting to maximize cur-rent interest income exempt from Federal income taxes through investments in municipal obligations and having a dollar-weighted average portfolio ma-turity of 10 to 30 years;

    New York Intermediate-Term Tax-Exempt Fund, a non-diversified fund de-signed to provide New York investors with a high level of current interest income exempt from Federal and, to the extent possible, New York State and New York City income taxes; this fund invests primarily in New York munici-pal obligations and has a dollar-weighted average portfolio maturity of 3 to 10 years; and

    California Tax-Exempt Income Fund, a non-diversified fund designed to provide California investors with as high a level of current interest in-come exempt from Federal and, to the extent possible, California state per-sonal income taxes as is consistent with relative stability of principal; this fund invests primarily in California municipal obligations and has a dollar-weighted average portfolio maturity of 3 to 10 years.

  Excelsior Institutional Trust currently offers Trust Shares in the following investment portfolios:

    Optimum Growth Fund, a fund seeking superior, risk-adjusted total return through investments in a diversified portfolio of equity securities whose growth prospects, in the opinion of its investment adviser, appear to ex-ceed that of the overall market; and

    Value Equity Fund, a fund seeking long-term capital appreciation through investments in a diversified portfolio of equity securities whose market value, in the opinion of its investment adviser, appears to be undervalued relative to the marketplace.

  An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies or Excelsior Institutional Trust. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

  Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of the Companies or Excelsior Institutional Trust should request and review the prospectuses of such funds. Such prospec-tuses may be obtained by calling the numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies may mod-ify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

  Exchanges by Telephone. For shareholders who have previously selected the telephone exchange option, an exchange order may be placed by calling (800) 446-1012 (from overseas, please call (617) 557-8280). By establishing the tele-phone exchange option, a shareholder authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. THE COMPANIES, EXCEL-SIOR INSTITUTIONAL TRUST, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELEPHONE THAT ARE REASONABLY BE-LIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE COMPANIES AND EXCELSIOR INSTITUTIONAL TRUST WILL USE SUCH PROCE-DURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

SYSTEMATIC WITHDRAWAL PLAN

  An Investor who owns Shares of a Fund with a value of $10,000 or more may es-tablish a Systematic Withdrawal Plan. The Investor may request a declining-bal-ance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an Investor must complete Section 9 of the New Ac-count Application contained in this Prospectus and mail it to CGFSC at the ad-dress given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-
8280).

  Shareholder Organizations may, at their discretion, establish similar system-atic withdrawal plans with respect to the Shares held by their Customers. In-formation about such plans and the applicable procedures may be obtained by Customers directly from their Shareholder Organizations.

RETIREMENT PLANS

  Shares are available for purchase by Investors in connection with the follow-ing tax-deferred prototype retirement plans offered by United States Trust Com-pany of New York:

    IRAs (including "rollovers" from existing retirement plans) for individu-als and their spouses;

    Profit Sharing and Money-Purchase Plans for corporations and self-em-ployed individuals and their partners to benefit themselves and their em-ployees; and

    Keogh Plans for self-employed individuals.

  Investors investing in the Funds pursuant to Profit Sharing and Money-Pur-chase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other mat-ters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Share-holder Organizations.

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

  To establish an Automatic Investment account, an Investor must complete Sec-tion 8 of the New Account Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Business Days following receipt. The Companies may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.

                          DIVIDENDS AND DISTRIBUTIONS

  The net investment income of the Funds is declared daily as a dividend to the persons who are shareholders of the respective Funds immediately after the 1:00 p.m. (12:00 p.m. with respect to the Tax-Exempt Funds) pricing of Shares on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares of a Fund. For dividend purposes, a Fund's investment in-come is reduced by accrued expenses directly attributable to that Fund and the general expenses of the particular Company prorated to that Fund on the basis of its relative net assets. Net realized capital gains, if any, are distrib-uted at least annually.

  All dividends and distributions paid on Shares held of record by the Invest-ment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organi-zations will receive dividends and distributions in additional Shares of the Fund on which the dividend is paid or the distribution is made (as determined on the payable date), unless they have requested in writing (received by CGFSC at the Companies' address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

  Each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds qualified for its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are dis-tributed in accordance with the Code.

  Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any) net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The taxable Funds intend to distribute substantially all of their investment company taxable in-come each year. Such dividends will be taxable as ordinary income to Fund shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to IRAs and qualifying pension plans are de-ferred under the Code.) Because all of each Fund's net investment income is ex-pected to be derived from earned interest, it is anticipated that no part of any distributions will be eligible for the dividends received deduction for corporations.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

  Tax-Exempt Funds. Each Tax-Exempt Fund's policy is to pay dividends each year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's share-holders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to the particu-lar shareholder, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.")

  If a Tax-Exempt Fund should hold certain "private activity bonds" issued af-ter August 7, 1986, the portion of dividends paid by the Fund which is attrib-utable to interest on such bonds must be included in a shareholder's Federal alternative minimum taxable income, as an item of tax preference, for the pur-pose of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax applicable to corpora-tions. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the tax-ability of such benefits.

  Dividends payable by a Tax-Exempt Fund which are derived from taxable income or from long-term or short-term capital gains, if any, will be subject to Fed-eral income tax, whether such dividends are paid in the form of cash or addi-tional Shares.

  If a shareholder holds Shares of a Tax-Exempt Fund for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend.

STATE AND LOCAL

  The Treasury Money Fund is structured to provide shareholders, to the extent permissible by Federal and state law, with income that is exempt or excluded from taxation at the state and local level. Most states--by statute, judicial decision or administrative action--have taken the position that dividends of a regulated investment company such as the Treasury Money Fund that are attribut-able to interest on obligations of the U.S. Treasury and certain U.S. Govern-ment agencies and instrumentalities (including those authorized for purchase by the Fund) are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. As a result, substan-tially all dividends paid by the Treasury Money Fund to shareholders residing in those states will be exempt or excluded from state income tax.

  Nevertheless in some jurisdictions, exempt-interest dividends and other dis-tributions paid by the Tax-Exempt Money Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions is derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

NEW YORK

  Exempt-interest dividends (as defined for Federal income tax purposes) de-rived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable Federal, New York State and New York City income taxes. To the extent that Investors are subject to state and local taxes outside of New York State and New York City, distributions by the New York Tax-Exempt Money Fund may be taxable income for purposes thereof. Divi-dends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on the New York Municipal Securities described above are not exempt from New York State and New York City taxes.

  Interest on indebtedness incurred or continued by a shareholder to purchase or carry Shares of the New York Tax-Exempt Money Fund generally is not deduct-ible for Federal, New York State or New York City personal income tax purpos-es.

MISCELLANEOUS

  The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised annually as to the Federal, New York State and New York City personal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUNDS

  The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The Statement of Additional Information con-tains the names of and general background information concerning the Compa-nies' directors.

INVESTMENT ADVISER

  United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as the Investment Adviser to the Funds. U.S. Trust New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Connecticut is a Connecticut state bank and trust company. U.S. Trust New York and U.S. Trust Connecticut are wholly-owned subsidiaries of U.S. Trust Corpo-ration, a registered bank holding company.

  The Investment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On De-cember 31, 1997, the Asset Management Groups of U.S. Trust New York and U.S. Trust Connecticut had approximately $61.2 billion in aggregate assets under management. U.S. Trust New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Connecticut has its principal of-fices at 225 High Ridge Road, East Building, Stamford, Connecticut 06905.

  The Investment Adviser manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales. For the services pro-vided and expenses assumed pursuant to its Investment Advisory Agreements, the Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of: 0.25% of the average daily net assets of each of the Mon-ey, Government Money and Tax-Exempt Money Funds; 0.30% of the Treasury Money Fund's average daily net assets; and 0.50% of the New York Tax-Exempt Money Fund's average daily net assets.

  Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds pursu-ant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds. For the fiscal year ended March 31, 1998, U.S. Trust received an advisory fee at the effective annual rates of 0.21%, 0.22%, 0.28% and 0.19% of the average daily net assets of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively. For the same period, U.S. Trust waived advisory fees at the effective annual rates of 0.04%, 0.03%, 0.02% and 0.06% of the average daily net assets of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

  From time to time, the Investment Adviser may voluntarily waive all or a portion of the advisory fees payable to it by a Fund, which waiver may be ter-minated at any time. See "Management of the Funds--Shareholder Organizations" for additional information on fee waivers.

ADMINISTRATORS

  CGFSC, Federated Administrative Services and U.S. Trust Connecticut serve as the Funds' administrators (the "Administrators") and provide them with general administrative and operational assistance. The Administrators also serve as administrators of the other portfolios of the Companies and of all the portfo-lios of Excelsior Institutional Trust, which are also advised by the Invest-ment Adviser and its affiliates and distributed by the Distributor. For the services provided to all portfolios of the Companies and Excelsior Institu-tional Trust (except the international portfolios of Excelsior Fund and Excel-sior Institutional Trust), the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Companies and Excelsior Institutional Trust (excluding the international portfolios of Excelsior Fund and Excelsior Institutional Trust) as follows:

            COMBINED AGGREGATE AVERAGE DAILY NET
           ASSETS OF BOTH COMPANIES AND EXCELSIOR
             INSTITUTIONAL TRUST (EXCLUDING THE
            INTERNATIONAL PORTFOLIOS OF EXCELSIOR
           FUND AND EXCELSIOR INSTITUTIONAL TRUST)   ANNUAL FEE
           ---------------------------------------   ----------
           first $200 million.....................     0.200%
           next $200 million......................     0.175%
           over $400 million......................     0.150%

  Administration fees payable to the Administrators by each portfolio of the Companies and of Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. See "Management of the Funds--Shareholder Organizations" for ad-ditional information on fee waivers.

  Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Companies' administrators pursuant to administra-tion agreements substantially similar to the administration agreements cur-rently in effect for the Companies. For the fiscal year ended March 31, 1998, CGFSC, Federated Administrative Services and U.S. Trust received an aggregate administration fee at the effective annual rate of 0.153% of the average daily net assets of each of the Money, Government Money, Treasury Money and Tax-Ex-empt Money Funds.

SHAREHOLDER ORGANIZATIONS

  As described above under "Purchase of Shares," each Company has agreements with certain Shareholder Organizations--firms that provide services, which may include acting as record shareholder, to their Customers who beneficially own Shares. As a consideration for these services, a Fund will pay the Shareholder Organization an administrative service fee up to the annual rate of 0.40% of the average daily net asset value of its Shares held by the Shareholder Orga-nization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Share-holder Organizations," may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's in-vestment. Until further notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an aggregate amount equal to administrative service fees payable by that Fund.

BANKING LAWS

  Banking laws and regulations currently prohibit a bank holding company reg-istered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State secu-rities laws may differ from the interpretations of Federal law discussed in this paragraph and banks and financial institutions may be required to regis-ter as dealers pursuant to state law.

  Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

                         DESCRIPTION OF CAPITAL STOCK

  Excelsior Fund was organized as a Maryland corporation on August 2, 1984. Currently, Excelsior Fund has authorized capital of 35 billion shares of Com-mon Stock, $0.001 par value per share, classified into 43 series of shares representing interests in 18 investment portfolios. Excelsior Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares of Excelsior Fund into one or more classes or series. Shares of Class A, Class B and Class G Common Stock represent interests in the Money, Govern-ment Money and Treasury Money Funds, respectively.

  Excelsior Tax-Exempt Fund was organized as a Maryland corporation on August 8, 1984. Currently, Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, $0.001 par value per share, classified into 7 classes of shares representing 7 investment portfolios currently being of-fered. Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares of Excelsior Tax-Exempt Fund into one or more classes or series. Shares of Class A and Class G Common Stock represent interests in the Tax-Exempt Money and New York Tax-Exempt Money Funds, respectively.

  Each Share represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

  Shareholders are entitled to one vote for each full share held, and frac-tional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

  Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

  As of July 8, 1998, U.S. Trust and its affiliates held of record substan-tially all of the Companies' outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Communi-cations to the custodian should be directed to Chase, Mutual Funds Service Di-vision, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

  U.S. Trust New York serves as the Funds' transfer and dividend disbursing agent. U.S. Trust New York has also entered into a sub-transfer agency ar-rangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC provides certain transfer agent, dividend disbursement and registrar services to the Funds.


                               YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry pub-lications that monitor the performance of mutual funds. For example, the yields of the Funds may be compared to the applicable averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. The yields of the taxable Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

  Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Funds' yields.

  Each Fund may advertise its Shares' seven-day yield which refers to the in-come generated over a particular seven-day period identified in the advertise-ment by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also ad-vertise the "effective yields" of Shares which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effec-tive yields slightly higher because of the compounding effect of the assumed reinvestment.

  In addition, the Tax-Exempt Funds may from time to time advertise the "tax-equivalent yields" of Shares to demonstrate the level of taxable yield neces-sary to produce an after-tax yield equivalent to that achieved by a Fund. This yield is computed by increasing the yields of a Fund's Shares (calculated as above) by the amount necessary to reflect the payment of Federal (and New York State and New York City, with respect to the New York Tax-Exempt Money Fund) income taxes at a stated tax rate.

  Yields will fluctuate and any quotation of yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which of-ten provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, oper-ating expenses, and market conditions. Any fees charged by Shareholder Organi-zations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

  The staff of the SEC has expressed the view that the use of this combined Prospectus for the Funds may subject the Funds to liability for losses arising out of any statement or omission regarding a particular Fund.

  As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental in-vestment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or (b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy.

  Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

                                            FOR OVERNIGHT DELIVERY: send to:
  Complete the Application and mail to:

  Excelsior Funds                           Excelsior Funds
  c/o Chase Global Funds Services Company   c/o Chase Global Funds Services Company
  P.O. Box 2798                             73 Tremont Street
  Boston, MA 02208-2798                     Boston, MA 02108-3913


  Please enclose with the Application your check made payable to the "Excel-sior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application(s).

  If the shares are registered in the name of:

    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*

  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the sub-transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

     PROSPECTUS                                     AUGUST 1, 1998

                                LOGO EXCELSIOR
                                  Funds, Inc.

                          Tax-Exempt Funds, Inc.

                                MONEY FUND

                           GOVERNMENT MONEY FUND

                            TREASURY MONEY FUND

                           TAX-EXEMPT MONEY FUND

                      NEW YORK TAX-EXEMPT MONEY FUND


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
     PROSPECTUS SUMMARY....................................................   3
     EXPENSE SUMMARY.......................................................   4
     FINANCIAL HIGHLIGHTS..................................................   5
     INVESTMENT OBJECTIVES AND POLICIES....................................   9
     PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION................  12
     INVESTMENT LIMITATIONS................................................  16
     PRICING OF SHARES.....................................................  17
     HOW TO PURCHASE AND REDEEM SHARES.....................................  18
     INVESTOR PROGRAMS.....................................................  23
     DIVIDENDS AND DISTRIBUTIONS...........................................  26
     TAXES.................................................................  26
     MANAGEMENT OF THE FUNDS...............................................  28
     DESCRIPTION OF CAPITAL STOCK..........................................  30
     CUSTODIAN AND TRANSFER AGENT..........................................  31
     YIELD INFORMATION.....................................................  31
     MISCELLANEOUS.........................................................  32
     INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..............................  33

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANIES OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANIES OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTMMP898

                             EXCELSIOR FUNDS, INC.

                                   Money Fund
                             Government Money Fund
                              Treasury Money Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                             Tax-Exempt Money Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1998



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Money Fund, Government Money Fund and Treasury Money Fund of Excelsior Funds, Inc. ("Excelsior Fund") and the Tax-Exempt Money Fund of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1998 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the portfolios described herein ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Funds c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                      TABLE OF CONTENTS

Page

INVESTMENT OBJECTIVES AND POLICIES......................    1

     Additional Information on Portfolio Instruments....    1
     Additional Investment Limitations..................    5

NET ASSET VALUE AND NET INCOME..........................    7

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........    8

INVESTOR PROGRAMS.......................................   10

     Systematic Withdrawal Plan.........................   10
     Exchange Privilege.................................   10
     Other Investor Programs............................   11

DESCRIPTION OF CAPITAL STOCK............................   11

MANAGEMENT OF THE FUNDS.................................   13

     Directors and Officers.............................   13
     Investment Advisory and Administration Agreements..   18
     Shareholder Organizations..........................   20
     Expenses...........................................   21
     Custodian and Transfer Agent.......................   21

PORTFOLIO TRANSACTIONS..................................   22

INDEPENDENT AUDITORS....................................   23

COUNSEL.................................................   23

ADDITIONAL INFORMATION CONCERNING TAXES.................   24

     Generally..........................................   24
     Tax-Exempt Money Fund..............................   24

YIELD INFORMATION.......................................   25

MISCELLANEOUS...........................................   27

FINANCIAL STATEMENTS....................................   27

APPENDIX A..............................................  A-1

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------


          This Statement of Additional Information contains additional information with respect to the Money Fund, Government Money Fund and Treasury Money Fund of Excelsior Fund (collectively, the "Taxable Funds") and the Tax-Exempt Money Fund of Excelsior Tax-Exempt Fund (the portfolios are referred to individually as a "Fund" and collectively as the "Funds"; Excelsior Fund and Excelsior Tax-Exempt Fund are referred to individually as a "Company" and collectively as the "Companies").

          The investment objectives and policies of the Funds are described in the Prospectus. The following information supplements the description of the investment objectives and policies as set forth in the Prospectus.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Variable and Floating Rate Instruments
          --------------------------------------

          With respect to variable and floating rate instruments described in the Prospectus, United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, the "Investment Adviser" or "U.S. Trust") will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the Securities and Exchange Commission (the "SEC").

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury Money book-entry system. Repurchase agreements are considered loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

          Securities Lending
          ------------------

          When the Money Fund or Government Money Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          When-Issued and Forward Transactions
          ------------------------------------

          When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Tax-Exempt Money Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Tax-Exempt Money Fund, at the Fund's option, specified Municipal Securities at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Tax-Exempt Money Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Tax-Exempt Money Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Tax-Exempt Money Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Tax-Exempt Money Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          Municipal Securities
          --------------------

          The Tax-Exempt Money Fund invests primarily in Municipal Securities as defined in the Prospectus. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Securities" only if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The two principal classifications of Municipal Securities are "general obligations" and "revenue" issues, but the Tax-Exempt Money Fund's portfolio may also include "moral obligation" issues. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") described in the Prospectus and Appendix hereto represent their opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Tax-Exempt Money Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Money Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Among other instruments, the Tax-Exempt Money Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.



          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Excelsior Tax-Exempt Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.


          Miscellaneous
          -------------

          The Funds may not invest in oil, gas, or mineral leases.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations set forth in the Prospectus, the Funds are subject to the investment limitations enumerated below, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

          No Fund may:

          1. Purchase securities on margin, make short sales of securities, or maintain a short position;

          2. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Taxable Funds might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; and except to the extent that purchase by the Tax-Exempt Money Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

          3. Purchase or sell real estate, except that each Taxable Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and except that the Tax-Exempt Money Fund may invest in Municipal Securities secured by real estate or interests therein;

          4. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

          5. Invest in or sell puts, calls, straddles, spreads, or any combination thereof; and

          6. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitations might be considered to be the issuance of a senior security.

          In addition, the Money, Government Money and Treasury Money Funds may not:

          7. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Money Fund and the Government Money Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (ii) the Money Fund and the Government Money Fund may lend portfolio securities in an amount not exceeding 30% of their total assets;

          8. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

          9. Invest in companies for the purpose of exercising management or control;

          10. Invest more than 5% of a Funds' total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

          11. Purchase foreign securities; except the Money Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks in an amount not to exceed 20% of its total net assets;

          12. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940;

          13. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of a Fund's total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

          14. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

          15. Knowingly invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

          In addition, the Tax-Exempt Money Fund may not:

          16. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

          17. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

          18. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

          19. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. Government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions; and

          20. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

                            *          *          *

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

          For the purpose of Investment Limitation No. 3, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          Notwithstanding Investment Limitations Nos. 15 and 18 above, the Companies intend to limit the Funds' investments in illiquid securities to 10% of each Fund's net (rather than total) assets.

          Notwithstanding the proviso in Investment Limitation No. 19, to the extent that the Tax-Exempt Money Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 19 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. Government; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions.


                        NET ASSET VALUE AND NET INCOME
                        ------------------------------

          The Companies use the amortized cost method of valuation to value Shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

          The Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Companies' Boards of Directors have established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Boards deem appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Boards of Directors will promptly consider what action, if any, should be initiated.
If the Boards of Directors believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

          Net income of each of the Funds for dividend purposes consists of (i) interest accrued and discount earned on a Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of a Company (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of the Company on the basis of their relative net assets.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          The Companies have authorized certain brokers to accept on their behalf purchase, exchange and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of the Companies. A Company will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order.

          Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase order is received in good order by the Companies' sub-transfer agent or after a purchase order is accepted by an authorized broker or designated intermediary. Similarly, an order for the exchange or redemption of Shares will receive the net asset value per Share next computed after the order is received in good order by the Companies' sub-transfer agent or after the order is accepted by an authorized broker or designated intermediary.

          As stated in the Prospectus, no sales charge is imposed by the Companies on purchases of Shares. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain Share exchanges as described in the Prospectus under "Investor Programs - - Exchange Privilege."

          As described in the Prospectus, Direct Investors may redeem Shares by writing a check. Checks to redeem Shares are drawn on the Companies' accounts at The Chase Manhattan Bank ("Chase"). Direct Investors will be subject to the same rules and regulations that Chase applies to checking accounts and will have the same rights and duties with respect to stop-payment orders, "stale" checks, unauthorized signatures, collection of deposits, alterations and unauthorized endorsements as bank checking account customers do under the New York Uniform Commercial Code. When a check is presented to Chase for payment, Chase, as the shareholder's agent, will cause the Fund from which the redemption is requested to redeem sufficient Shares in the shareholder's account to cover the amount of the check.

          The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          Each Company reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

          Under certain circumstances, each Company may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                                 ---------
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.


                                 INVESTOR PROGRAMS
                                 -----------------

Systematic Withdrawal Plan
--------------------------

          An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Funds' sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of any other portfolio of the Companies or for Trust Shares of Excelsior Institutional Trust. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of investors to no more than six per year. The Companies and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the Shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As described in the Prospectus, Shares of the Funds may be purchased in connection with the Automatic Investment Program. Shares of the Money, Government Money and Treasury Money Funds may also be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such programs directly from their Shareholder Organizations.


                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to 35 billion full and fractional shares of capital stock; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which the Companies' authorized capital is currently classified. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of a Company's aggregate outstanding shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of a Company's Common Stock (or of the Shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, each Company may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding Common Stock voting without regard to class.


                            MANAGEMENT OF THE FUNDS
                            -----------------------

Directors and Officers
----------------------

          The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                              Position                Principal Occupation
                              with                    During Past 5 Years and
Name and Address              the Companies           Other Affiliations
----------------              -------------           ------------------
Frederick S. Wonham/1/        Chairman of the         Retired; Director of
238 June Road                 Board, President        Excelsior Fund and Excelsior
Stamford, CT  06903           and Treasurer           Tax-Exempt Fund (since 1995);
Age: 67                                               Trustee of Excelsior Funds
                                                       and Excelsior Institutional Trust
                                                      (since 1995); Vice Chairman of U.S.
                                                      Trust Corporation and U.S. Trust New
                                                      York (from February 1990 until
                                                      September 1995); and Chairman, U.S.
                                                      Trust Connecticut (from March 1993 to
                                                      May 1997).

Donald L. Campbell            Director                Retired; Director of
333 East 69th Street                                  Excelsior Fund and Excelsior
Apt. 10-H                                             Tax-Exempt Fund (since 1984);
New York, NY 10021                                    Director of UST Master
Age: 72                                               Variable Series, Inc.
                                                      (from 1994 to June 1997); Trustee of
                                                      Excelsior Institutional Trust (since
                                                      1995); and Director, Royal Life
                                                      Insurance Co. of New York (since 1991).

Rodman L. Drake               Director                Director, Excelsior Fund
Continuation Investments                              and Excelsior Tax-Exempt
Group, Inc.                                           Fund (since 1996); Trustee,
1251 Avenue of the
Americas, 9th Floor           Excelsior Institutional
New York, NY  10020                                   Trust and Excelsior Funds
Age:  55                                              (since 1994); Director,
                                                      Parsons Brinkerhoff Energy Services
                                                      Inc. (since 1996); Director, Parsons
                                                      Brinkerhoff,


1. This director is considered to be an "interested person" of Excelsior Fund and Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                              Position                Principal Occupation
                              with                    During Past 5 Years and
Name and Address              the Companies           Other Affiliations
----------------              -------------           ------------------
                                                      Inc. (engineering firm)
                                                      (since 1995); President, Continuation
                                                      Investments Group, Inc. (since 1997);
                                                      President, Mandrake Group (investment
                                                      and consulting firm) (1994-1997);
                                                      Director, Hyperion Total Return Fund,
                                                      Inc. and four other funds for which
                                                      Hyperion Capital Management, Inc.
                                                      serves as investment adviser (since
                                                      1991); Co-Chairman, KMR Power
                                                      Corporation (power plants) (from 1993
                                                      to 1996); Director, The Latin America
                                                      Smaller Companies Fund, Inc. (since
                                                      1993); Member of Advisory Board,
                                                      Argentina Private Equity Fund L.P.
                                                      (from 1992 to 1996) and Garantia L.P.
                                                      (Brazil) (from 1993 to 1996); and
                                                      Director, Mueller Industries, Inc.
                                                      (from 1992 to 1994).

Joseph H. Dugan               Director                Retired; Director of
913 Franklin Lake Road                                Excelsior Fund and Excelsior
Franklin Lakes, NJ  07417                             Tax-Exempt Fund (since 1984);
Age: 73                                               Director of UST Master
                                                      Variable Series, Inc.
                                                      (from 1994 to June 1997); and Trustee
                                                      of Excelsior Institutional Trust (since
                                                      1995).

Wolfe J. Frankl               Director                Retired; Director of
2320 Cumberland Road                                  Excelsior Fund and Excelsior
Charlottesville, VA  22901                            Tax-Exempt Fund (since 1986);
Age: 77                                               Director of UST Master
                                                      Variable Series, Inc. (from 1994 to
                                                      June 1997); Trustee of Excelsior
                                                      Institutional Trust (since 1995);
                                                      Director, Deutsche Bank Financial, Inc.
                                                      (since 1989); Director, The Harbus
                                                      Corporation (since 1951); and Trustee,
                                                      HSBC Funds Trust and HSBC Mutual Funds
                                                      Trust (since 1988).

W. Wallace McDowell, Jr.      Director                Director, Excelsior Fund
c/o Prospect Capital                                  and Excelsior Tax-Exempt
 Corp.                                                Fund (since 1996); Trustee,
43 Arch Street                                        Excelsior Institutional Trust
Greenwich, CT  06830                                  and Excelsior Funds
Age: 61                                               (since 1994); Private Investor
                                                      (since  1994); Managing Director,
                                                      Morgan Lewis Githens & Ahn (from 1991
                                                      to 1994); and Director, U.S. Homecare
                                                      Corporation (since 1992), Grossmans,
                                                      Inc. (from 1993 to 1996), Children's
                                                      Discovery Centers (since 1984), ITI
                                                      Technologies, Inc. (since 1992) and
                                                      Jack Morton Productions (since 1987).

Jonathan Piel                 Director                Director, Excelsior Fund and

                              Position                Principal Occupation
                              with                    During Past 5 Years and
Name and Address              the Companies           Other Affiliations
----------------              -------------           ------------------
558 E. 87th Street                                    Excelsior Tax-Exempt Fund
New York, NY  10128                                   (since 1996); Trustee, Excelsior
Age: 59                                               Institutional Trust and
                                                      Excelsior Funds (since 1994);
                                                      Vice President and Editor, Scientific
                                                      American, Inc. (from 1986 to 1994);
                                                      Director, Group for The South Fork,
                                                      Bridgehampton, New York (since 1993);
                                                      and Member, Advisory Committee, Knight
                                                      Journalism Fellowships, Massachusetts
                                                      Institute of Technology (since 1984).

Robert A. Robinson            Director                Director of Excelsior Fund
Church Pension Fund                                   and Excelsior Tax-Exempt Fund
800 Second Avenue                                     (since 1987); Director of UST
New York, NY  10017                                   Master Variable Series, Inc.
Age: 72                                               (from 1994 to June 1997); Trustee of
                                                      Excelsior Institutional Trust
                                                      (since 1995); President Emeritus, The
                                                      Church Pension Fund and its affiliated
                                                      companies (since 1966); Trustee, H.B.
                                                      and F.H. Bugher Foundation and Director
                                                      of its wholly owned subsidiaries --
                                                      Rosiclear Lead and Flourspar Mining Co.
                                                      and The Pigmy Corporation (since 1984);
                                                      Director, Morehouse Publishing Co.
                                                      (1974-1995); Trustee, HSBC Funds Trust
                                                      and HSBC Mutual Funds Trust (since
                                                      1982); and Director, Infinity Funds,
                                                      Inc. (since 1995).

Alfred C. Tannachion/1/       Director                Retired; Director of Excelsior Fund and
6549 Pine Meadows Drive                               Excelsior Tax-Exempt Fund (since 1985);
Spring Hill, FL  34606                                Chairman of the Board of Excelsior Fund
Age: 72                                               and Excelsior Tax-Exempt Fund (1991-
                                                      1997) and Excelsior Institutional Trust
                                                      (1996-1997); President and Treasurer of
                                                      Excelsior Fund and Excelsior Tax-Exempt
                                                      Fund (1994-1997) and Excelsior
                                                      Institutional Trust (1996-1997);
                                                      Chairman of the Board, President and
                                                      Treasurer of UST Master Variable Series,
                                                      Inc. (1994-1997); and Trustee of Excelsior
                                                      Institutional Trust (since 1995).


W. Bruce McConnel, III        Secretary               Partner of the law firm of Drinker

------------------
1. This director is considered to be an "interested person" of Excelsior Fund and Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                              Position                Principal Occupation
                              with                    During Past 5 Years and
Name and Address              the Companies           Other Affiliations
----------------              -------------           ------------------
Philadelphia National                                 Biddle & Reath LLP.
 Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 55

Michael P. Malloy             Assistant               Partner of the law firm of
Philadelphia National         Secretary               Drinker Biddle & Reath LLP.
 Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age:  39

Edward Wang                   Assistant               Manager of Blue Sky Compliance,
Chase Global Funds            Secretary               Chase Global Funds Services
 Services Company                                     Company (November 1996 to present);
73 Tremont Street                                     and Officer and Manager of Financial
Boston, MA  02108-3913                                Reporting, Investors Bank & Trust
Age: 37                                               Company (January 1991 to
                                                      November 1996).


John M. Corcoran              Assistant               Vice President, Director of Fund
Chase Global Funds            Treasurer               Administration, Chase Global Funds
  Services Company                                    Services Company (since April 1998);
73 Tremont Street                                     Vice President, Senior Manager of Fund
Boston, MA  02108-3913                                Administration, Chase Global Funds
Age: 33                                               Services Company (from July 1996
                                                      to April 1998); Second Vice President,
                                                      Manager of Fund Administration, Chase
                                                      Global Funds Services Company (from
                                                      October 1993 to July 1996); and Audit
                                                      Manager, Ernst & Young LLP (from August
                                                      1987 to September 1993).

         Each director receives an annual fee of $9,000 with respect to each Company plus a per-Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum with respect to each Company for services in such capacity. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Companies. The employees of Chase Global Funds Services Company do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of the Companies. As of July 8, 1998, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.

          The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.


                                                 Pension or
                                                 Retirement         Total
                                                  Benefits       Compensation
                                                 Accrued as   from the Companies
                                 Aggregate         Part of        and Fund
         Name of             Compensation from      Fund        Complex* Paid
     Person/Position           the Companies      Expenses       to Directors
     ---------------          ---------------    ----------     ---------------

Donald L. Campbell                 $33,000          None          $38,000 (3)**
Director

Rodman L. Drake                    $30,000          None          $39,500 (4)**
Director

Joseph H. Dugan                    $33,000          None          $38,000 (3)**
Director

Wolfe J. Frankl                    $31,500          None          $36,500 (3)**
Director

W. Wallace McDowell, Jr.           $28,500          None          $38,000 (4)**
Director

Jonathan Piel                      $33,000          None          $43,000 (4)**
Director

Robert A. Robinson                 $33,000          None          $38,000 (3)**
Director

Alfred C. Tannachion               $33,000          None          $38,000 (3)**
Director

Frederick S. Wonham                $43,000          None          $53,000 (4)**
Chairman of the Board,
President and Treasurer

---------------------------

* The "Fund Complex" consists of Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Funds and Excelsior Institutional Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as Investment Adviser to the Funds. In the Investment Advisory Agreements, U.S. Trust has agreed to provide the services described in the Prospectus. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds.

          For the fiscal year ended March 31, 1998, Excelsior Fund paid U.S. Trust $1,036,066, $1,216,265 and $1,108,480 with respect to the Money,
Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid U.S. Trust $2,325,765 with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1998, U.S. Trust waived fees totaling $231,368, $168,737, $82,614 and $627,413 with respect to the
Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

          For the fiscal year ended March 31, 1997, Excelsior Fund paid U.S. Trust New York $810,101, $1,136,936 and $828,277 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid U.S. Trust New York $1,891,333 with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1997, U.S. Trust New York waived fees totaling $215,132, $183,979, $79,008 and $502,764 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

          For the fiscal year ended March 31, 1996, Excelsior Fund paid U.S. Trust New York $1,291,496, $1,224,338 and $621,988 with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid U.S. Trust New York $1,745,649 with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1996, U.S. Trust New York waived fees totaling $227,463, $172,140, $46,887 and $353,419 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

          The Investment Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust Connecticut (the "Administrators") serve as the Funds' administrators. Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Funds' administrators pursuant to administration agreements substantially similar to the Administration Agreements currently in effect for the Funds. Prior to August 1, 1995, administrative services were provided to the Funds by CGFSC and Concord Holding Corporation (collectively, the "former administrators") under administration agreements having substantially the same terms as the Administration Agreements currently in effect.

          For the fiscal year ended March 31, 1998, Excelsior Funds paid CGFSC, Federated Administrative Services and U.S. Trust $775,667, $847,526 and $607,458 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust $1,807,345 in the aggregate with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1998, CGFSC, Federated Administrative Services and U.S. Trust waived fees totaling $3 and $96 with respect to the Money and Government Money Funds, respectively.

          For the fiscal year ended March 31, 1997, Excelsior Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $630,623, $811,988 and $464,931 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $1,472,582 in the aggregate with respect to the Tax-Exempt Money Fund. For the fiscal year ended March 31, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York waived fees totaling $8 and $256 with respect to the Money and Government Money Funds, respectively.

          For the period August 1, 1995 through March 31, 1996, Excelsior Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $487,151, $457,681, and $236,672 in the aggregate with respect to the Money, Government Money and Treasury Money Funds, respectively. For the same period, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $889,555 in the aggregate with respect to the Tax-Exempt Money Fund. For the period August 1, 1995 through March 31, 1996, CGFSC, Federated Administrative Services and U.S. Trust New York waived fees totaling $705 with respect to the Government Money Fund.

          For the period April 1, 1995 through July 31, 1995, Excelsior Fund paid the former administrators $450,305, $403,443 and $107,685 in the aggregate with respect to the Money Fund, Government Money Fund and Treasury Money Fund, respectively. For the same period, Excelsior Tax-Exempt Fund paid the former administrators $407,281 in the aggregate with respect to the Tax-Exempt Money Fund. For the period April 1, 1995 through July 31, 1995, the former administrators waived fees totaling $135 with respect to the Government Money Fund.

Shareholder Organizations
-------------------------

          As stated in the Prospectus, each Company has entered into agreements with Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (f) providing or arranging for the provision of other related services.

          The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

          For the fiscal years ended March 31, 1998, 1997 and 1996, payments to Shareholder Organizations totaled $231,371, $215,140 and $227,463; $168,833,
$184,235 and $172,980; $82,614, $79,008 and $46,887; and $627,413, $502,764 and
$353,419 with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively. Of these respective amounts, $231,347, $215,090 and $227,463; $168,139, $182,579 and $168,064; $82,614, $79,008 and
$46,887; and $627,412, $502,764 and $353,419 were paid to affiliates of U.S.
Trust with respect to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds, respectively.

Expenses
--------

          Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets. Under the Custodian Agreements, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation.

          U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreements, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Companies for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of the Companies' Boards of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

          The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

          Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.
With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

          The Investment Advisory Agreements between the Companies and the Investment Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Investment Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Investment Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, the Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 1998, none of the Funds held any securities of Excelsior Fund's or Excelsior Tax-Exempt Fund's regular brokers or dealers or their parents.


                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 1998 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Companies, and Mr. Malloy, Assistant Secretary of the Companies, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to the Companies, and will pass upon the legality of the Shares offered by the Prospectus.


                   ADDITIONAL INFORMATION CONCERNING TAXES
                   ---------------------------------------

Generally
---------

          The following supplements the tax information contained in the Prospectus.

          Each of the Funds is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, a Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, such Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

Tax-Exempt Money Fund
---------------------

          The Tax-Exempt Money Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Money Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Money Fund dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Money Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for the Tax-Exempt Money Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Tax-Exempt Money Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Tax-Exempt Money Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Exempt Money Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax-Exempt Money Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Exempt Money Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry the Tax-Exempt Money Fund's Shares generally is not deductible for Federal income tax purposes.

          Excelsior Tax-Exempt Fund intends to distribute to shareholders of the Tax-Exempt Money Fund any investment company taxable income earned by the Tax-Exempt Money Fund for each taxable year. In general, the Tax-Exempt Money Fund's investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as ordinary income (whether paid in cash or additional Shares).


                            *          *          *

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                               YIELD INFORMATION
                               -----------------

          The standardized annualized seven-day yields for the Shares of the Funds are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund involved, having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each of the Funds includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, each Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

          From time to time, in advertisements, sales literature or in reports to shareholders, the yields of each Money Market Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of such a Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

          The current yields for the Funds' Shares may be obtained by calling
(800) 446-1012. For the seven-day period ended March 31, 1998, the annualized yields for Shares of the Money Fund, Government Money Fund, Treasury Money Fund and Tax-Exempt Money Fund were 5.08%, 5.07%, 4.79% and 3.09%, respectively, and the effective yields for Shares of such respective Funds were 5.21%, 5.19%, 4.90% and 3.14%.

          The "tax-equivalent" yield of the Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%.

          Based on the foregoing calculation, the annualized tax-equivalent yield of the Tax-Exempt Money Fund for the seven-day period ended March 31, 1998 was 4.48%.

                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectus, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

          As of July 8, 1998, U.S. Trust and its affiliates held of record substantially all of the Companies' outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

          As of July 8, 1998, the name, address and percentage ownership of each person that beneficially owned 5% or more of the outstanding Shares of a Fund were as follows: Government Money Fund: Siemans Sinking Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 12.11%; and TBS Shipping International LTD, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.24%; and Treasury Money Fund: AT&T Sinking Fund, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 8.07%.


                             FINANCIAL STATEMENTS
                             --------------------

          The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 1998 (the "1998 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 1998 Annual Reports are incorporated by reference herein. The financial statements included in the 1998 Annual Reports for the Money, Government Money, Treasury Money and Tax-Exempt Money Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 1998 Annual Reports and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 1998 Annual Reports may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                 APPENDIX A
                                 ----------

Commercial Paper Ratings
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


      "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.



Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         New York Tax-Exempt Money Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1998



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the New York Tax-Exempt Money Fund (the "Fund") of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1998 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund described herein ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Tax-Exempt Fund c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling
(800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------


                                                                         Page
                                                                         ----

INVESTMENT OBJECTIVE AND POLICIES......................................     1

     Additional Information on Portfolio Instruments...................     1
     Special Considerations Relating to New York Municipal Securities..     5
     Additional Investment Limitations.................................    18

NET ASSET VALUE AND NET INCOME.........................................    20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................    21

INVESTOR PROGRAMS......................................................    22

     Systematic Withdrawal Plan........................................    22
     Exchange Privilege................................................    23
     Other Investor Programs...........................................    23

DESCRIPTION OF CAPITAL STOCK...........................................    24

MANAGEMENT OF THE FUND.................................................    25

     Directors and Officers............................................    25
     Investment Advisory and Administration Agreements.................    32
     Shareholder Organizations.........................................    32
     Expenses..........................................................    33
     Custodian and Transfer Agent......................................    33

PORTFOLIO TRANSACTIONS.................................................    34

INDEPENDENT AUDITORS...................................................    36

COUNSEL................................................................    36

ADDITIONAL INFORMATION CONCERNING TAXES................................    36

YIELD INFORMATION......................................................    38

MISCELLANEOUS..........................................................    39

APPENDIX A.............................................................   A-1

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------



          The investment objective and policies of the Fund are described in the Prospectus. The following information supplements the description of the investment objective and policies as set forth in the Prospectus.


Additional Information on Portfolio Instruments
-----------------------------------------------



          Municipal Securities
          --------------------

          Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Securities" only if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Securities, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Security to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Securities which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither the Fund nor the Investment Adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinions.

          Before purchasing a tax-exempt derivative for the Fund, the investment adviser is required by the Fund's Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") will review periodically the entity's relevant financial information.

          The two principal classifications of Municipal Securities are "general obligations" and "revenue" issues, but the Fund's portfolio may also include "moral obligation" issues. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the Prospectus and Appendix hereto represent their opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Among other instruments, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

          Insured Municipal Securities
          ----------------------------

          The Fund may purchase Municipal Securities which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Securities as described in the Prospectus. Although insurance coverage for the Municipal Securities held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Securities covered by insurance policies.

          Money Market Instruments
          ------------------------

          Certificates of deposit acquired by the Fund within the limits set forth in the Prospectus will be those of (i) domestic branches of U.S. banks which are members of the Federal Reserve System or are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or (ii) savings and loan associations which are insured by the Savings Association Insurance Fund of the FDIC. (The foregoing limitation does not preclude the Fund from acquiring Municipal Securities which are backed by letters of credit issued by foreign banks.)

          Tax-exempt commercial paper purchased by the Fund will consist of issues rated at the time of purchase "A-2" or higher by S&P or "Prime-2" or better by Moody's or, if not rated, determined to be of comparable quality by the Investment Adviser. These rating symbols are described in Appendix A hereto.

          Variable and Floating Rate Instruments
          --------------------------------------

          With respect to variable and floating rate instruments described in the Prospectus, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the Securities and Exchange Commission (the "SEC").

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian or in the Federal Reserve/Treasury Money book-entry system. Repurchase agreements are considered loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

          When-Issued and Forward Transactions
          ------------------------------------

          When the Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          The Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When the Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Securities at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.



Special Considerations Relating to New York Municipal Securities
----------------------------------------------------------------


          Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy.  New York State (the "State") is the third most populous state in
-------------
the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.

          Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

          There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

          The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

          The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

          The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

          Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief; the phase-out of the assessments on medical providers; and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

          On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

          The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

          The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of Federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

          The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

          The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive Federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

          Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with Federal grants financing the remaining 26 percent.

          The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors may be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.

          In the past, the State has taken management actions and has made use of internal sources to address potential State financial plan shortfalls. The Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

Recent Financial Results.  The General Fund is the principal operating fund of
------------------------
the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

          The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.

          The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF") and a $65 million balance in the Contingency Reserve Fund ("CRF").

          As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.

Debt Limits and Outstanding Debt.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues by issuing tax and revenue anticipation notes and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

          In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State and stated that the outlook for the State's general obligations is stable.

          The State anticipates that its capital programs will be financed in part by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

          The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

          As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation.  Certain litigation pending against New York State or its officers
----------
or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97 and $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings may affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings may exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets may be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's debt from Baa1 to A3.

          New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP.
The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

          The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

          In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

          The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

          Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the financial plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the financial plan; and enacted a State funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 is expected to increase tax revenues in the 1998 fiscal year.

          Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market; wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan; employment growth; the ability to implement proposed reductions in City personnel and other cost reduction initiatives; the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues; the ability to complete revenue generating transactions; provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform; and any future legislation affecting Medicare or other entitlements.

          Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking Federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

          Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

          From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantially increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations set forth in the Prospectus, the Fund is subject to the investment limitations enumerated below, which may be changed only by a vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

          The Fund may not:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

          2. Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein;

          3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

          4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

          5. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.

          In addition, the Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders. The Fund may not:

          1. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

          2. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

          3. Invest in companies for the purpose of exercising management or control; and

          4.   Invest more than 10% of its net assets in illiquid securities.

                        *               *              *

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.


                         NET ASSET VALUE AND NET INCOME
                         ------------------------------



          Excelsior Tax-Exempt Fund uses the amortized cost method of valuation to value Shares in the Fund. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of portfolio securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

          The Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a constant net asset value per Share. The Fund will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Excelsior Tax-Exempt Fund's Board of Directors has established procedures that are intended to stabilize the net asset value per Share of the Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Board of Directors will promptly consider what action, if any, should be initiated.
If the Board of Directors believes that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

          Net income of the Fund for dividend purposes consists of (i) interest accrued and discount earned on the Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of Excelsior Tax-Exempt Fund (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of Excelsior Tax-Exempt Fund on the basis of its relative net assets.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------


          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc. and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Excelsior Tax-Exempt Fund has authorized certain brokers to accept on its behalf purchase, exchange and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Excelsior Tax-Exempt Fund. Excelsior Tax-Exempt Fund will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order.

          Shares of the Fund are offered for sale at their net asset value per Share next computed after a purchase order is received in good order by Excelsior Tax-Exempt Fund's sub-transfer agent or after a purchase order is accepted by an authorized broker or designated intermediary. Similarly, an order for the exchange or redemption of Shares will receive the net asset value per Share next computed after the order is received in good order by Excelsior Tax-Exempt Fund's sub-transfer agent or after the order is accepted by an authorized broker or designated intermediary.

          As stated in the Prospectus, no sales charge is imposed by Excelsior Tax-Exempt Fund on purchases of Shares. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain Share exchanges as described in the Prospectus under "Investor Programs-- Exchange Privilege."

          As described in the Prospectus, Direct Investors may redeem Shares by writing a check. Checks to redeem Shares are drawn on Excelsior Tax-Exempt Fund's account at The Chase Manhattan Bank ("Chase"). Direct Investors will be subject to the same rules and regulations that Chase applies to checking accounts and will have the same rights and duties with respect to stop-payment orders, "stale" checks, unauthorized signatures, collection of deposits, alterations and unauthorized endorsements as bank checking account customers do under the New York Uniform Commercial Code. When a check is presented to Chase for payment, Chase, as the shareholder's agent, will cause the Fund to redeem sufficient Shares in the shareholder's account to cover the amount of the check.

          Excelsior Tax-Exempt Fund may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on The New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of the Fund's portfolio securities.

          Excelsior Tax-Exempt Fund reserves the right to honor any request for redemption or repurchase of the Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Tax-Exempt Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, Excelsior Tax-Exempt Fund may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving
---------
securities that meet the investment objective and policies of the Fund.


                               INVESTOR PROGRAMS
                               -----------------


Systematic Withdrawal Plan
--------------------------


          An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

          (1)  A fixed-dollar withdrawal;

          (2)  A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Fund's sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of the Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.


Exchange Privilege
------------------


          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of any other portfolio of Excelsior Tax-Exempt Fund or Excelsior Funds, Inc. or for Trust Shares of Excelsior Institutional Trust. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of investors to no more than six per year. Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange.


Other Investor Programs
-----------------------



          As described in the Prospectus, Shares of the Fund may be purchased in connection with the Automatic Investment Program. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, this and other programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK
                          ----------------------------



          Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock. The Charter authorizes the Board of Directors to classify or reclassify any unissued shares of Excelsior Tax-Exempt Fund into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which Excelsior Tax-Exempt Fund's authorized capital is currently classified. Prior to December 28, 1995, Excelsior Tax-Exempt Fund was known as "UST Master Tax-Exempt Funds, Inc."

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of Excelsior Tax-Exempt Fund's portfolios, of any general assets of Excelsior Tax-Exempt Fund not belonging to any particular portfolio of Excelsior Tax-Exempt Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Tax-Exempt Fund, its shareholders will be entitled to the same distribution process.

          Shareholders of Excelsior Tax-Exempt Fund are entitled to one vote for each full Share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of Excelsior Tax-Exempt Fund's aggregate outstanding shares may elect all of Excelsior Tax-Exempt Fund's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Tax-Exempt Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of Excelsior Tax-Exempt Fund voting without regard to class.

          Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey the
assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of Excelsior Tax-Exempt Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of Excelsior Tax-Exempt Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Tax-Exempt Fund's Common Stock (or of the Shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Tax-Exempt Fund's Charter, Excelsior Tax-Exempt Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding Common Stock voting without regard to class.




                             MANAGEMENT OF THE FUND
                             ----------------------


Directors and Officers
----------------------


          The directors and executive officers of Excelsior Tax-Exempt Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                              Position with               Principal Occupation
                              Excelsior Tax-              During Past 5 years and
Name and Address              Exempt Fund                 Other Affiliations
----------------              --------------              -----------------------
Frederick S. Wonham/1/        Chairman of the Board,      Retired; Director of Excelsior Fund
238 June Road                 President & Treasurer       and Excelsior Tax-Exempt Fund (since
Stamford, CT  06903                                       1995); Trustee of Excelsior Funds and
Age:  67                                                  Excelsior Institutional Trust (since
                                                          1995); Vice Chairman of U.S. Trust
                                                          Corporation and U.S. Trust New York
                                                          (from February 1990 until September
                                                          1995); and Chairman, U.S. Trust
                                                          Connecticut (from March 1993 to May
                                                          1997).

Donald L. Campbell            Director                    Retired; Director of Excelsior Fund
333 East 69th Street                                      and Excelsior Tax-Exempt Fund (since
Apt. 10-H                                                 1984); Director of UST Master
New York, NY  10021                                       Variable Series, Inc. (from 1994 to
Age: 72                                                   June 1997); Trustee of Excelsior
                                                          Institutional Trust (since 1995); and
                                                          Director, Royal Life Insurance Co. of
                                                          New York (since 1991).


--------------------
/1/ This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                              Position with               Principal Occupation
                              Excelsior Tax-              During Past 5 years and
Name and Address              Exempt Fund                 Other Affiliations
----------------              --------------              -----------------------
Rodman L. Drake               Director                    Director, Excelsior Fund and
Continuation Investments                                  Excelsior Tax-Exempt Fund (since
Group, Inc.                                               1996); Trustee, Excelsior
1251 Avenue of the                                        Institutional Trust and Excelsior
Americas, 9th Floor                                       Funds (since 1994); Director, Parsons
New York, NY  10020                                       Brinkerhoff Energy Services Inc.
Age: 55                                                   (since 1996); Director, Parsons
                                                          Brinkerhoff, Inc. (engineering firm)
                                                          (since 1995);  President,
                                                          Continuation Investments Group, Inc.
                                                          (since 1997); President, Mandrake
                                                          Group (investment and consulting
                                                          firm) (1994-1997); Director, Hyperion
                                                          Total Return Fund, Inc. and four
                                                          other funds for which Hyperion
                                                          Capital Management, Inc. serves as
                                                          investment adviser (since 1991);
                                                          Co-Chairman, KMR Power Corporation
                                                          (power plants) (from 1993 to 1996);
                                                          Director, The Latin America Smaller
                                                          Companies Fund, Inc. (since 1993);
                                                          Member of Advisory Board, Argentina
                                                          Private Equity Fund L.P. (from 1992
                                                          to 1996) and Garantia L.P. (Brazil)
                                                          (from 1993 to 1996); and Director,
                                                          Mueller Industries, Inc. (from 1992
                                                          to 1994).

Joseph H. Dugan               Director                    Retired; Director of Excelsior Fund
913 Franklin Lake Road                                    and Excelsior Tax-Exempt Fund (since
Franklin Lakes, NJ  07417                                 1984); Director of UST Master
Age:  73                                                  Variable Series, Inc. (from 1994 to
                                                          June 1997); and Trustee of Excelsior
                                                          Institutional Trust (since 1995).

Wolfe J. Frankl               Director                    Retired; Director of Excelsior Fund
2320 Cumberland Road                                      and Excelsior Tax-Exempt Fund (since
Charlottesville, VA                                       1986); Director of UST Master
22901                                                     Variable Series, Inc. (from 1994 to
Age: 77                                                   June 1997); Trustee of Excelsior
                                                          Institutional Trust (since 1995);
                                                          Director, Deutsche Bank Financial,
                                                          Inc. (since 1989); Director, The
                                                          Harbus Corporation (since 1951); and
                                                          Trustee, HSBC Funds Trust and HSBC
                                                          Mutual Funds Trust (since 1988).

                              Position with               Principal Occupation
                              Excelsior Tax-              During Past 5 years and
Name and Address              Exempt Fund                 Other Affiliations
----------------              --------------              -----------------------
W. Wallace McDowell, Jr.      Director                    Director, Excelsior Fund and
c/o Prospect Capital                                      Excelsior Tax-Exempt Fund (since
  Corp.                                                   1996); Trustee, Excelsior
43 Arch Street                                            Institutional Trust and Excelsior
Greenwich, CT  06830                                      Funds (since 1994); Private Investor
Age:  61                                                  (since 1994); Managing Director,
                                                          Morgan Lewis Githens & Ahn (from 1991
                                                          to 1994); and Director, U.S. Homecare
                                                          Corporation (since 1992), Grossmans,
                                                          Inc. (from 1993 to 1996), Children's
                                                          Discovery Centers (since 1984), ITI
                                                          Technologies, Inc. (since 1992) and
                                                          Jack Morton Productions (since 1987).

Jonathan Piel                 Director                    Director, Excelsior Fund and
558 E. 87th Street                                        Excelsior Tax-Exempt Fund (since
New York, New York  10128                                 1996); Trustee, Excelsior
Age:  59                                                  Institutional Trust and Excelsior
                                                          Funds (since 1994); Vice President
                                                          and Editor, Scientific American, Inc.
                                                          (from 1986 to 1994); Director, Group
                                                          for The South Fork, Bridgehampton,
                                                          New York (since 1993); and Member,
                                                          Advisory Committee, Knight Journalism
                                                          Fellowships, Massachusetts Institute
                                                          of Technology (since 1984).

Robert A. Robinson            Director                    Director of Excelsior Fund and
Church Pension Fund                                       Excelsior Tax-Exempt Fund (since
800 Second Avenue                                         1987); Director of UST Master
New York, NY 10017                                        Variable Series, Inc. (from 1994 to
Age: 72                                                   June 1997); Trustee of Excelsior
                                                          Institutional Trust (since 1995);
                                                          President Emeritus, The Church
                                                          Pension Fund and its affiliated
                                                          companies (since 1966); Trustee, H.B.
                                                          and F.H. Bugher Foundation and
                                                          Director of its wholly-owned
                                                          subsidiaries--Rosiclear Lead and
                                                          Flourspar Mining Co. and The Pigmy
                                                          Corporation (since 1984); Director,
                                                          Morehouse Publishing Co. (1974-1995);
                                                          Trustee, HSBC Funds Trust and HSBC
                                                          Mutual Funds Trust (since 1982); and
                                                          Director, Infinity Funds, Inc. (since
                                                          1995).

                              Position with               Principal Occupation
                              Excelsior Tax-              During Past 5 years and
Name and Address              Exempt Fund                 Other Affiliations
----------------              --------------              -----------------------
Alfred C. Tannachion/1/       Director                    Retired; Director of Excelsior Fund
6549 Pine Meadows Drive                                   and Excelsior Tax-Exempt Fund (since
Spring Hill, FL  34606                                    1985); Chairman of the Board of
Age:  72                                                  Excelsior Fund and Excelsior
                                                          Tax-Exempt Fund (1991-1997) and
                                                          Excelsior Institutional Trust
                                                          (1996-1997); President and Treasurer
                                                          of Excelsior Fund and Excelsior
                                                          Tax-Exempt Fund (1994-1997) and
                                                          Excelsior Institutional Trust
                                                          (1996-1997); Chairman of the Board,
                                                          President and Treasurer of UST Master
                                                          Variable Series, Inc. (1994-1997);
                                                          and Trustee of Excelsior
                                                          Institutional Trust (since 1995).

W. Bruce McConnel, III        Secretary                   Partner of the law firm of Drinker
Philadelphia National                                     Biddle & Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3497
Age:  55

Michael P. Malloy             Assistant Secretary         Partner of the law firm of Drinker
Philadelphia National                                     Biddle & Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107-3497
Age:  39

Edward Wang                   Assistant Secretary         Manager of Blue Sky Compliance, Chase
Chase Global Funds                                        Global Funds Services Company
  Services Company                                        (November 1996 to present); and
73 Tremont Street                                         Officer and Manager of Financial
Boston, MA  02108-3913                                    Reporting, Investors Bank & Trust
Age:  37                                                  Company (January 1991 to November
                                                          1996).


------------------------
/1/ This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                              Position with               Principal Occupation
                              Excelsior Tax-              During Past 5 years and
Name and Address              Exempt Fund                 Other Affiliations
----------------              --------------              -----------------------
John M. Corcoran              Assistant Treasurer         Vice President, Director of Fund
Chase Global Funds                                        Administration, Chase Global Funds
  Services Company                                        Services Company (since April 1998);
73 Tremont Street                                         Vice President, Senior Manager of
Boston, MA 02108-3913                                     Fund Administration, Chase Global
Age:  33                                                  Funds Services Company (from July
                                                          1996 to April 1998); Second Vice
                                                          President, Manager of Fund
                                                          Administration, Chase Global Funds
                                                          Services Company (from October 1993
                                                          to July 1996); and Audit Manager,
                                                          Ernst & Young LLP (from August 1987
                                                          to September 1993).


         Each director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to Excelsior Tax-Exempt Fund. The employees of Chase Global Funds Services Company do not receive any compensation from Excelsior Tax-Exempt Fund for acting as officers of Excelsior Tax-Exempt Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Tax-Exempt Fund. As of July 8, 1998, the directors and officers of Excelsior Tax-Exempt Fund as a group owned beneficially less than 1% of the outstanding shares of each fund of Excelsior Tax-Exempt Fund, and less than 1% of the outstanding shares of all funds of Excelsior Tax-Exempt Fund in the aggregate.

         The following chart provides certain information about the fees received by Excelsior Tax-Exempt Fund's directors in the most recently completed fiscal year.


                                               Pension or         Total
                                               Retirement     Compensation
                                                Benefits   from Excelsior Tax-
                                Aggregate      Accrued as      Exempt Fund
                            Compensation from   Part of         and Fund
         Name of             Excelsior Tax-       Fund        Complex* Paid
Person/Position                Exempt Fund      Expenses      to Directors
--------------------------  -----------------  ----------  -------------------

Donald L. Campbell              $15,000          None           $38,000 (3)**
Director

Rodman L. Drake                 $13,500          None           $39,500 (4)**
Director

Joseph H. Dugan                 $15,000          None           $38,000 (3)**
Director

Wolfe J. Frankl                 $15,000          None           $36,500 (3)**
Director

W. Wallace McDowell, Jr.        $13,500          None           $38,000 (4)**
Director

Jonathan Piel                   $15,000          None           $43,000 (4)**
Director

Robert A. Robinson              $15,000          None           $38,000 (3)**
Director

Alfred C. Tannachion            $15,000          None           $38,000 (3)**
Director

Frederick S. Wonham             $20,000          None           $53,000 (4)**
Chairman of the Board,
President and Treasurer

---------------------------

* The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Fund, Excelsior Funds and Excelsior Institutional Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

Investment Advisory and Administration Agreements
-------------------------------------------------


          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as Investment Adviser to the Fund. In the Investment Advisory Agreement, U.S. Trust has agreed to provide the services described in the Prospectus. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund.

          The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except that the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services (an affiliate of the Distributor) and U.S. Trust Connecticut (collectively, the "Administrators") serve as the Fund's administrators. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the Fund. The Administrators prepare semiannual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in the Fund's operations.


Shareholder Organizations
-------------------------


          As stated in the Prospectus, Excelsior Tax-Exempt Fund has entered into agreements with Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares;
(b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from Excelsior Tax-Exempt Fund to Customers; and (f) providing or arranging for the provision of other related services.

          Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Tax-Exempt Fund. Pursuant to the Plan, Excelsior Tax-Exempt Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of Excelsior Tax-Exempt Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Tax-Exempt Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations must be approved by a majority of Excelsior Tax-Exempt Fund's Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of Excelsior Tax-Exempt Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Tax-Exempt Fund will be committed to the discretion of such Disinterested Directors.


Expenses
--------


          Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Such expenses include: taxes; interest; fees (including fees paid to Excelsior Tax-Exempt Fund's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.


Custodian and Transfer Agent
----------------------------


          The Chase Manhattan Bank ("Chase") serves as custodian of the Fund's assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic
reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

          U.S. Trust New York serves as the Fund's transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Tax-Exempt Fund for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.



                             PORTFOLIO TRANSACTIONS
                             ----------------------


          Subject to the general control of Excelsior Tax-Exempt Fund's Board of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Fund.

          The Fund does not intend to seek profits from short-term trading. Its annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Fund.

          Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

          The Investment Advisory Agreement between Excelsior Tax-Exempt Fund and the Investment Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Tax-Exempt Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of Excelsior Tax-Exempt Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fees payable by the Fund. Such information may be useful to the Investment Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Fund.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, the Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the

Investment Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.



                              INDEPENDENT AUDITORS
                              --------------------


          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Tax-Exempt Fund.



                                    COUNSEL
                                    -------



          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of Excelsior Tax-Exempt Fund, and Mr. Malloy, Assistant Secretary of Excelsior Tax-Exempt Fund, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to Excelsior Tax-Exempt Fund, and will pass upon the legality of the Shares offered by the Prospectus.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

          The following supplements the tax information contained in the Prospectus.

          The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, the Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, the Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

          The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for the Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's Shares generally is not deductible for Federal income tax purposes.

          The Fund intends to distribute to shareholders any investment company taxable income earned by the Fund for each taxable year. In general, the Fund's investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as ordinary income (whether paid in cash or additional Shares).

                       *               *               *

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                               YIELD INFORMATION
                               -----------------

          The standardized annualized seven-day yields for the Shares of the Fund are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Fund includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, the Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

          The "tax-equivalent" yield of the Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from both Federal and New York State income taxes by one minus a stated combined Federal and New York State income tax rate; (b) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax only by one minus a stated Federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume a marginal Federal income tax rate of 28%, a New York State and New York City marginal income tax rate of 10.25% and an overall tax rate taking into account the Federal tax deduction for state and local taxes paid of 35.38%.

          From time to time, in advertisements, sales literature or in reports to shareholders, the yields of the Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of the Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected the Fund's performance.

          The current yields for the Fund's Shares may be obtained by calling
(800) 446-1012.



                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectus, "assets belonging to the Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Tax-Exempt Fund not belonging to a particular portfolio of Excelsior Tax-Exempt Fund. In determining the net asset value of the Fund's Shares, assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of Excelsior Tax-Exempt Fund which are normally allocated in proportion to the relative asset values of Excelsior Tax-Exempt Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Tax-Exempt Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

                                  APPENDIX A
                                  ----------


Commercial Paper Ratings
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                             CROSS-REFERENCE SHEET
                             ---------------------

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                      (Short-Term Tax-Exempt Securities,
                         Intermediate-Term Tax-Exempt,
                        Long-Term Tax-Exempt, New York
                       Intermediate-Term Tax-Exempt and
                      California Tax-Exempt Income Funds)


Form N-1A, Part A, Item                      Prospectus Caption
-----------------------                      ------------------

1.  Cover Page............................... Cover Page
2.  Synopsis................................. Expense Summary

3.  Condensed Financial Information.......... Financial Highlights; Performance
                                              and Yield Information


4.  General Description of Registrant........ Prospectus Summary; Investment
                                              Objectives and Policies; Portfolio
                                              Instruments and Other Investment
                                              Information; Investment
                                              Limitations; Description of
                                              Capital Stock


5.  Management of the Fund................... Management of the Funds; Custodian
                                              and Transfer Agent

5A. Management's Discussion of Fund
    Performance.............................. Not Applicable

6.  Capital Stock and
     Other Securities........................ How to Purchase and Redeem
                                              Shares; Dividends and
                                              Distributions; Taxes; Description
                                              of Capital Stock; Miscellaneous

7.   Purchase of Securities
      Being Offered.......................... Pricing of Shares; How to
                                              Purchase and Redeem Shares;
                                              Investor Programs

8. Redemption or Repurchase.................. How to Purchase and Redeem Shares

9. Pending Legal Proceedings................. Not Applicable

                                                                   LOGO
                                                                EXCELSIOR
                                                           TAX-EXEMPT FUNDS INC.
Excelsior Tax-Exempt Funds
-------------------------------------------------------------------------------

                            For initial purchase information, current prices, yield and performance information and existing account information, call (800) 446-1012. (From overseas, call (617) 557-8280.)

73 Tremont Street Boston, Massachusetts 02108-3913
-------------------------------------------------------------------------------

This Prospectus describes five separate portfolios offered to investors by Ex-celsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), an open-end man-agement investment company. Each portfolio (individually, a "Fund" and collec-tively, the "Funds") has its own investment objective and policies as follows:

  SHORT-TERM TAX-EXEMPT SECURITIES FUND is a diversified portfolio whose in-vestment objective is to seek as high a level of current interest income ex-empt from Federal income taxes as is consistent with relative stability of principal. The Fund (hereinafter referred to as the "Short-Term Fund") will invest substantially all of its assets in Municipal Obligations (as defined below) and will ordinarily have a dollar-weighted average portfolio maturity of one to three years.

  INTERMEDIATE-TERM TAX-EXEMPT FUND is a diversified portfolio whose invest-ment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with relative stability of princi-pal. The Fund (hereinafter referred to as the "Intermediate-Term Fund") will invest substantially all of its assets in Municipal Obligations and will ordi-narily have a dollar-weighted average portfolio maturity of three to ten years.

  LONG-TERM TAX-EXEMPT FUND is a diversified portfolio whose investment objec-tive is to seek to maximize current interest income exempt from Federal income taxes. This objective will be realized over time with a view toward relative stability of principal and preservation of capital. The Fund (hereinafter re-ferred to as the "Long-Term Fund") will invest substantially all of its assets in Municipal Obligations and will generally have a dollar-weighted average portfolio maturity of 10 to 30 years.

  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND is a non-diversified portfolio whose investment objective is to provide New York investors with as high a level of current interest income exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with relative stability of principal. Under normal market conditions, at least 65% of the Fund's total assets will be invested in New York Municipal Obligations (as defined below). Although the Fund (hereinafter referred to as the "New York Fund") has no restrictions as to the minimum or maximum maturity of any individual security it may hold, it will have a dol-lar-weighted average portfolio maturity of 3 to 10 years.

  CALIFORNIA TAX-EXEMPT INCOME FUND is a non-diversified portfolio whose in-vestment objective is to provide California investors with as high a level of current interest income exempt from Federal income tax and, to the extent pos-sible, from California state personal income tax as is consistent with rela-tive stability of principal. Under normal market conditions, at least 65% of the Fund's total assets will be invested in California Municipal Obligations (as defined below). Although the Fund (hereinafter referred to as the "Cali-fornia Fund") has no restrictions as to the minimum or maximum maturity of any individual security it may hold, it will generally have a dollar-weighted av-erage portfolio maturity of 3 to 10 years.

  This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated August 1, 1998 and containing additional information about the Funds has been filed with the Securities and Exchange Commission. The cur-rent Statement of Additional Information is available to investors without charge by writing to Excelsior Tax-Exempt Fund at the address shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its en-tirety into this Prospectus. The Securities and Exchange Commission maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Ad-ditional Information and other information regarding Excelsior Tax-Exempt Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                August 1, 1998

  Each of the Funds is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York and U.S. Trust Company of Connecticut (collectively, the "Investment Adviser" or "U.S. Trust"). U.S. Trust Company, N.A. (the "Sub-Adviser") serves as the California Fund's sub-ad-viser.

SHARES IN THE FUNDS ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, U.S. TRUST, ITS PARENT AND AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS IN-VOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                              PROSPECTUS SUMMARY

  EXCELSIOR TAX-EXEMPT FUNDS, INC. is an investment company offering various investment portfolios with differing objectives and policies. Founded in 1984, Excelsior Tax-Exempt Fund currently offers seven Funds with combined assets of approximately $2.1 billion. See "Description of Capital Stock."

  INVESTMENT ADVISER: United States Trust Company of New York and U.S. Trust Company of Connecticut (collectively, "U.S. Trust" or the "Investment Advis-er") serve as the Funds' investment adviser. U.S. Trust offers a variety of specialized financial and fiduciary services to high-net worth individuals, institutions and corporations. Excelsior Tax-Exempt Fund offers investors ac-cess to U.S. Trust's services. See "Management of the Funds--Investment Advis-er."

  INVESTMENT OBJECTIVES AND POLICIES: Generally, each of the Short-Term, In-termediate-Term and Long-Term Funds is a diversified investment portfolio which invests principally in debt obligations exempt from Federal income tax issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumen-talities and political subdivisions. The New York Fund is a non-diversified portfolio which invests principally in debt obligations exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes. The California Fund is a non-diversified portfolio which invests principally in debt obligations exempt from Federal income tax and, to the extent possible, from California state personal income taxes. The Funds' investment objectives and policies are summarized on the cover and ex-plained in greater detail later in this Prospectus. See "Investment Objectives and Policies," "Portfolio Instruments and Other Investment Information" and "Investment Limitations."

  HOW TO INVEST: The Funds' Shares are offered at their net asset value. Ex-celsior Tax-Exempt Fund does not impose a sales load on purchases of Shares. See "How to Purchase and Redeem Shares."

  The minimum to start an account is $500 per Fund, with a minimum of $50 per Fund for subsequent investments. The easiest way to invest is to complete the account application which accompanies this Prospectus and to send it with a check to the address noted on the application. Investors may also invest by wire and through investment dealers or institutional investors with appropri-ate sales agreements with Excelsior Tax-Exempt Fund. See "How to Purchase and Redeem Shares."

  HOW TO REDEEM: Redemptions may be requested directly from Excelsior Tax-Ex-empt Fund by mail, wire or telephone. Investors investing through another in-stitution should request redemptions through their Shareholder Organization. See "How to Purchase and Redeem Shares."

  INVESTMENT RISKS AND CHARACTERISTICS: Since the Funds invest in bonds and other fixed-income securities, they will be affected directly by credit mar-kets and fluctuations in interest rates. The prices of fixed-income securities generally fluctuate inversely with changes in interest rates. Although each Fund generally seeks to invest for the long term, each Fund may engage in short-term trading of portfolio securities. A high rate of portfolio turnover may involve correspondingly greater transaction costs which must be borne di-rectly by a Fund and ultimately by its shareholders. The New York and Califor-nia Funds are non-diversified; therefore, each Fund's investment return may at times be dependent upon the performance of a smaller number of securities rel-ative to the number of securities held in a diversified portfolio. Investment in the Funds should not be considered a complete investment program. See "In-vestment Objectives and Policies" and "Portfolio Instruments and Other Infor-mation."

                                EXPENSE SUMMARY

                          SHORT-TERM INTERMEDIATE- LONG-TERM NEW YORK CALIFORNIA
                             FUND      TERM FUND     FUND      FUND      FUND
                          ---------- ------------- --------- -------- ----------
SHAREHOLDER TRANSACTION
 EXPENSES
Front-End Sales Load....     None         None        None     None      None
Sales Load on Reinvested
 Dividends..............     None         None        None     None      None
Deferred Sales Load.....     None         None        None     None      None
Redemption Fees.........     None         None        None     None      None
Exchange Fees...........     None         None        None     None      None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Advisory Fees (after fee
 waivers)/1/............    0.24%        0.29%       0.43%    0.47%     0.00%
12b-1 Fees..............     None         None        None     None      None
Other Operating Expenses
  Administrative
   Servicing Fee/1/.....    0.06%        0.06%       0.07%    0.03%     0.35%
  Other Expenses........    0.29%        0.23%       0.24%    0.21%     0.15%/1/
                            -----        -----       -----    -----     -----
Total Operating Expenses
 (after fee waivers)/1/.    0.59%        0.58%       0.74%    0.71%     0.50%
                            =====        =====       =====    =====     =====

--------

1. The Investment Adviser and administrators may from time to time voluntarily waive part of their respective fees, which may be terminated at any time. Until further notice, the Investment Adviser and/or administrators intend to voluntarily waive fees in an amount equal to the Administrative Servic-ing Fee, and to further waive fees and reimburse expenses to the extent necessary for the Short-Term and California Funds to maintain an annual ex-pense ratio of not more than 0.60% and 0.50%, respectively. Without such fee waivers and expense reimbursements: "Advisory Fees" would be 0.30%, 0.35%, 0.50%, 0.50% and 0.50% for the Short-Term, Intermediate-Term, Long-Term, New York and California Funds, respectively; "Other Expenses" would be 0.39% for the California Fund; and "Total Operating Expenses" would be 0.65%, 0.64%, 0.81%, 0.74% and 1.24% for the Short-Term, Intermediate-Term, Long-Term, New York and California Funds, respectively.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual returns and (2) redemption of your investment at the end of the following periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Short-Term Fund.................................  $ 6     $19     $33     $74
Intermediate-Term Fund..........................    6      19      32      73
Long-Term Fund..................................    8      24      41      92
New York Fund...................................    7      23      40      88
California Fund.................................    5      16      28      63

  The foregoing expense summary and example are intended to assist the in-vestor in understanding the costs and expenses that an investor in Shares of the Funds will bear directly or indirectly. The expense summary sets forth ad-visory and other expenses payable with respect to Shares of the Funds for the fiscal year ended March 31, 1998. For more complete descriptions of the Funds' operating expenses, see "Management of the Funds" in this Prospectus and the financial statements and notes incorporated by reference in the Statement of Additional Information.

  THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                              FINANCIAL HIGHLIGHTS

  The following tables include selected data for a Share outstanding throughout each period and other performance information derived from the financial state-ments included in Excelsior Tax-Exempt Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 (the "Financial Statements"). The informa-tion contained in the Financial Highlights for each period has been audited by Ernst & Young LLP, Excelsior Tax-Exempt Fund's independent auditors. The fol-lowing tables should be read in conjunction with the Financial Statements and notes thereto. More information about the performance of each Fund is also con-tained in the Annual Report to Shareholders which may be obtained from Excel-sior Tax-Exempt Fund without charge by calling the number on the front cover of this Prospectus.

                     SHORT-TERM TAX-EXEMPT SECURITIES FUND

                                 YEAR ENDED MARCH 31,
                          ------------------------------------------    PERIOD ENDED
                           1998      1997      1996    1995    1994   MARCH 31, 1993/1/
                          ------    ------    ------  ------  ------  -----------------
Net Asset Value,
 Beginning of Period....  $ 7.03    $ 7.05    $ 6.96  $ 6.99  $ 7.07       $ 7.00
                          ------    ------    ------  ------  ------       ------
Income From Investment
 Operations
 Net Investment Income..    0.27      0.26      0.28    0.25    0.21         0.05
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........    0.08     (0.01)     0.09   (0.02)  (0.03)        0.07
                          ------    ------    ------  ------  ------       ------
Total From Investment
 Operations.............    0.35      0.25      0.37    0.23    0.18         0.12
                          ------    ------    ------  ------  ------       ------
Less Distributions
 Dividends From Net
  Investment Income.....   (0.27)    (0.27)    (0.28)  (0.25)  (0.21)       (0.05)
 Dividends in Excess of
  Net Investment Income.    0.00/4/   0.00/4/   0.00    0.00    0.00         0.00
 Distributions From Net
  Realized Gain on
  Investments...........    0.00      0.00      0.00   (0.01)  (0.05)        0.00
                          ------    ------    ------  ------  ------       ------
Total Distributions.....   (0.27)    (0.27)    (0.28)  (0.26)  (0.26)       (0.05)
                          ------    ------    ------  ------  ------       ------
Net Asset Value, End of
 Period.................  $ 7.11    $ 7.03    $ 7.05  $ 6.96  $ 6.99       $ 7.07
                          ======    ======    ======  ======  ======       ======
Total Return............   5.01%     3.55%     5.42%   3.45%   2.55%        1.65%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $42.35    $41.08    $42.97  $48.19  $57.73       $28.60
 Ratio of Net Operating
  Expenses to Average
  Net Assets............   0.59%     0.58%     0.58%   0.59%   0.59%        0.60%/2/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/3/.   0.65%     0.65%     0.64%   0.61%   0.60%        0.84%/2/
 Ratio of Net Income to
  Average Net Assets....   3.76%     3.73%     4.05%   3.60%   2.94%        2.80%/2/
 Portfolio Turnover
  Rate..................   58.0%     87.0%    124.0%  565.0%  539.0%         0.0%

--------
NOTES:
1. Inception date of the Fund was December 31, 1992.

2. Annualized.

3. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

4. Amount represents less than $0.01 per share.

                       INTERMEDIATE-TERM TAX-EXEMPT FUND

                                                      YEAR ENDED MARCH 31,
                          ----------------------------------------------------------------------------------------
                           1998     1997       1996     1995     1994     1993     1992     1991     1990    1989
                          -------  -------    -------  -------  -------  -------  -------  -------  ------  ------
Net Asset Value,
 Beginning of Year......  $  9.11  $  9.12    $  8.80  $  8.64  $  9.24  $  8.95  $  8.83  $  8.67  $ 8.52  $ 8.69
                          -------  -------    -------  -------  -------  -------  -------  -------  ------  ------
Income From Investment
 Operations
 Net Investment Income..     0.42     0.40       0.40     0.37     0.34     0.42     0.49     0.56    0.57    0.55
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........     0.37     0.00       0.32     0.16    (0.09)    0.59     0.19     0.16    0.15   (0.17)
                          -------  -------    -------  -------  -------  -------  -------  -------  ------  ------
Total From Investment
 Operations.............     0.79     0.40       0.72     0.53     0.25     1.01     0.68     0.72    0.72    0.38
                          -------  -------    -------  -------  -------  -------  -------  -------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income.....    (0.41)   (0.41)     (0.40)   (0.37)   (0.34)   (0.42)   (0.49)   (0.56)  (0.57)  (0.55)
 Dividends in Excess of
  Net Investment Income.     0.00     0.00/2/    0.00     0.00     0.00     0.00     0.00     0.00    0.00    0.00
 Distributions From Net
  Realized Gain on
  Investments...........    (0.01)    0.00       0.00     0.00    (0.26)   (0.30)   (0.07)    0.00    0.00    0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments........     0.00     0.00       0.00     0.00    (0.25)    0.00     0.00     0.00    0.00    0.00
                          -------  -------    -------  -------  -------  -------  -------  -------  ------  ------
Total Distributions.....    (0.42)   (0.41)     (0.40)   (0.37)   (0.85)   (0.72)   (0.56)   (0.56)  (0.57)  (0.55)
                          -------  -------    -------  -------  -------  -------  -------  -------  ------  ------
Net Asset Value, End of
 Year...................  $  9.48  $  9.11    $  9.12  $  8.80  $  8.64  $  9.24  $  8.95  $  8.83  $ 8.67  $ 8.52
                          =======  =======    =======  =======  =======  =======  =======  =======  ======  ======
Total Return............    8.81%    4.58%      8.30%    6.34%    2.58%   11.70%    7.95%    8.64%   8.58%   4.49%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $271.02  $244.05    $255.18  $234.99  $298.26  $285.32  $223.20  $122.62  $90.73  $58.29
 Ratio of Net Operating
  Expenses to Average
  Net Assets............    0.58%    0.58%      0.60%    0.61%    0.64%    0.64%    0.64%    0.66%   0.69%   0.68%
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/1/.    0.64%    0.64%      0.65%    0.64%    0.64%    0.64%    0.64%    0.66%   0.69%   0.68%
 Ratio of Net Income to
  Average Net Assets....    4.47%    4.56%      4.44%    4.28%    3.74%    4.57%    5.48%    6.47%   6.48%   6.43%
 Portfolio Turnover
  Rate..................    30.0%    28.0%      50.0%   362.0%   379.0%   429.0%   276.0%   216.0%  154.0%  256.0%

--------
NOTES:

1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

2. Amount represents less than $0.01 per share.

                           LONG-TERM TAX-EXEMPT FUND

                                                   YEAR ENDED MARCH 31,
                          ------------------------------------------------------------------------------------
                           1998       1997       1996    1995    1994    1993    1992    1991    1990    1989
                          -------    -------    ------  ------  ------  ------  ------  ------  ------  ------
Net Asset Value,
 Beginning of Year......  $  9.43    $  9.53    $ 9.27  $ 8.87  $ 9.76  $ 9.25  $ 9.15  $ 8.87  $ 8.80  $ 8.68
                          -------    -------    ------  ------  ------  ------  ------  ------  ------  ------
Income From Investment
 Operations
 Net Investment Income..     0.44       0.46      0.47    0.43    0.42    0.46    0.51    0.54    0.55    0.53
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........     0.71       0.03      0.39    0.50   (0.12)   0.99    0.30    0.33    0.38    0.32
                          -------    -------    ------  ------  ------  ------  ------  ------  ------  ------
Total From Investment
 Operations.............     1.15       0.49      0.86    0.93    0.30    1.45    0.81    0.87    0.93    0.85
                          -------    -------    ------  ------  ------  ------  ------  ------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income.....    (0.43)     (0.46)    (0.46)  (0.43)  (0.42)  (0.46)  (0.51)  (0.54)  (0.55)  (0.53)
 Distributions From Net
  Realized Gain on
  Investments...........    (0.12)     (0.13)    (0.14)  (0.10)  (0.50)  (0.48)  (0.20)  (0.05)  (0.31)  (0.20)
 Distributions in Excess
  of Net Realized Gain
  on Investments........     0.00/2/    0.00/2/   0.00    0.00   (0.27)   0.00    0.00    0.00    0.00    0.00
                          -------    -------    ------  ------  ------  ------  ------  ------  ------  ------
Total Distributions.....    (0.55)     (0.59)    (0.60)  (0.53)  (1.19)  (0.94)  (0.71)  (0.59)  (0.86)  (0.73)
                          -------    -------    ------  ------  ------  ------  ------  ------  ------  ------
Net Asset Value, End of
 Year...................  $ 10.03    $  9.43    $ 9.53  $ 9.27  $ 8.87  $ 9.76  $ 9.25  $ 9.15  $ 8.87  $ 8.80
                          =======    =======    ======  ======  ======  ======  ======  ======  ======  ======
Total Return............   12.18%      5.47%     9.35%  11.01%   2.38%  16.35%   9.19%  10.11%  10.67%  10.14%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $149.54    $107.93    $91.06  $78.88  $82.15  $85.52  $62.73  $38.04  $36.16  $19.73
 Ratio of Net Operating
  Expenses to Average
  Net Assets............    0.74%      0.74%     0.77%   0.80%   0.85%   0.86%   0.85%   0.86%   0.92%   0.76%
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/1/.    0.81%      0.81%     0.82%   0.83%   0.86%   0.86%   0.85%   0.86%   0.92%   0.87%
 Ratio of Net Income to
  Average Net Assets....    4.40%      4.80%     4.85%   4.86%   4.25%   4.73%   5.52%   6.01%   5.99%   6.14%
 Portfolio Turnover
  Rate..................    83.0%     125.0%    185.0%  214.0%  252.0%  300.0%  218.0%  197.0%  437.0%  550.0%

--------
NOTES:

1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

2. Amount represents less than $0.01 per share.

                NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

                                             YEAR ENDED MARCH 31,
                          --------------------------------------------------------------------
                           1998       1997     1996    1995    1994     1993    1992   1991/1/
                          -------    -------  ------  ------  -------  ------  ------  -------
Net Asset Value,
 Beginning of Period....  $  8.45    $  8.44  $ 8.24  $ 8.18  $  8.61  $ 8.31  $ 8.20  $ 8.00
                          -------    -------  ------  ------  -------  ------  ------  ------
Income From Investment
 Operations
 Net Investment Income..     0.35       0.36    0.35    0.33     0.31    0.34    0.41    0.39
 Net Gains or (Losses)
  on Securities (both
  realized and
  unrealized)...........     0.34       0.01    0.20    0.15    (0.13)   0.41    0.19    0.20
                          -------    -------  ------  ------  -------  ------  ------  ------
Total From Investment
 Operations.............     0.69       0.37    0.55    0.48     0.18    0.75    0.60    0.59
                          -------    -------  ------  ------  -------  ------  ------  ------
Less Distributions
 Dividends From Net
  Investment Income.....    (0.35)     (0.36)  (0.35)  (0.33)   (0.31)  (0.34)  (0.41)  (0.39)
 Distributions in Excess
  of Net Investment
  Income................     0.00/4/    0.00    0.00    0.00     0.00    0.00    0.00    0.00
 Distributions From Net
  Realized Gain on
  Investments...........     0.00       0.00    0.00   (0.09)   (0.22)  (0.11)  (0.08)   0.00
 Distributions in Excess
  of Net Realized Gain
  on Investments........     0.00       0.00    0.00    0.00    (0.08)   0.00    0.00    0.00
                          -------    -------  ------  ------  -------  ------  ------  ------
Total Distributions.....    (0.35)     (0.36)  (0.35)  (0.42)   (0.61)  (0.45)  (0.49)  (0.39)
                          -------    -------  ------  ------  -------  ------  ------  ------
Net Asset Value, End of
 Period.................  $  8.79    $  8.45  $ 8.44  $ 8.24  $  8.18  $ 8.61  $ 8.31  $ 8.20
                          =======    =======  ======  ======  =======  ======  ======  ======
Total Return............    8.35%      4.46%   6.77%   6.05%    1.87%   9.27%   7.42%   7.54%
Ratios/Supplemental Data
 Net Assets, End of
  Period (in millions)..  $131.29    $102.25  $96.41  $87.16  $107.49  $88.25  $52.24  $25.88
 Ratio of Net Operating
  Expenses to Average
  Net Assets............    0.71%      0.72%   0.75%   0.78%    0.87%   0.89%   0.88%   0.86%/2/
 Ratio of Gross
  Operating Expenses to
  Average Net Assets/3/.    0.74%      0.75%   0.77%   0.80%    0.87%   0.89%   0.88%   0.86%/2/
 Ratio of Net Income to
  Average Net Assets....    4.08%      4.25%   4.15%   4.06%    3.55%   3.94%   4.82%   5.72%/2/
 Portfolio Turnover
  Rate..................    47.0%      89.0%  154.0%  563.0%   326.0%  339.0%  106.0%  105.0%/2/

--------

NOTES

1. Inception date of the Fund was May 31, 1990.

2. Annualized.

3. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

4. Amount represents less than $0.01 per share.

                     CALIFORNIA TAX-EXEMPT INCOME FUND

                                                 YEAR ENDED     PERIOD ENDED
                                               MARCH 31, 1998 MARCH 31, 1997/1/
                                               -------------- -----------------
Net Asset Value, Beginning of Period..........     $ 6.95          $ 7.00
                                                   ------          ------
Income From Investment Operations
  Net Investment Income.......................       0.28            0.12
  Net Gains or (Losses) on Securities (both
   realized and unrealized)...................       0.23           (0.05)
                                                   ------          ------
  Total From Investment Operations............       0.51            0.07
                                                   ------          ------
Less Distributions
  Dividends From Net Investment Income........      (0.28)          (0.12)
                                                   ------          ------
Net Asset Value, End of Period................     $ 7.18          $ 6.95
                                                   ======          ======
Total Return..................................      7.42%           2.12%/2/
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).....     $32.57          $13.23
  Ratio of Net Operating Expenses to Average
   Net Assets.................................      0.50%           0.66%/2/
  Ratio of Gross Operating Expenses to Average
   Net Assets/3/..............................      1.24%           1.53%/2/
  Ratio of Net Income to Average Net Assets...      3.90%           3.69%/2/
  Portfolio Turnover Rate.....................      14.0%            7.0%/2/

--------

NOTES

1. Inception date of the Fund was October 1, 1996.

2. Annualized.

3. Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Investment Adviser and Sub-Adviser (collectively, the "Advisers") will use their best efforts to achieve the investment objective of each Fund, al-though their achievement cannot be assured. The investment objective of each of the Short-Term, Intermediate-Term and Long-Term Funds is "fundamental," meaning that it may not be changed without a vote of the holders of a majority of the particular Fund's outstanding Shares (as defined under "Miscellane-ous"). The investment objective of each of the New York and California Funds may be changed by Excelsior Tax-Exempt Fund's Board of Directors without shareholder approval. Except as noted below and in "Investment Limitations," the investment policies of each Fund may be changed without the vote of the holders of a majority of the outstanding Shares of such Fund.

SHORT-TERM FUND

  The Short-Term Fund is a diversified portfolio whose investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with relative stability of principal. The Fund will in-vest substantially all of its assets in debt obligations issued by or on be-half of states, territories, and possessions of the United States, the Dis-trict of Columbia and their respective authorities, agencies, instrumentali-ties, and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Ob-ligations"). Although the Short-Term Fund has no restrictions as to the mini-mum or maximum maturity of any individual Municipal Obligation, it will gener-ally have a dollar-weighted average portfolio maturity of one to three years.

INTERMEDIATE-TERM FUND

  The Intermediate-Term Fund is a diversified portfolio whose investment ob-jective is to seek as high a level of current interest income exempt from Fed-eral income taxes as is consistent with relative stability of principal. The Fund will invest substantially all of its assets in Municipal Obligations. Al-though the Fund has no restrictions as to the minimum or maximum maturity of any individual Municipal Obligation, it will generally have a dollar-weighted average portfolio maturity of three to ten years.

  The Intermediate-Term Fund is designed for investors in relatively high tax brackets who are seeking greater stability of principal than is generally available from longer-term Municipal Obligations and who are willing to accept a somewhat lower yield in order to achieve this stability. Generally, the price for its Shares will be less volatile than that normally associated with a portfolio consisting of longer-term Municipal Obligations.

LONG-TERM FUND

  The Long-Term Fund is a diversified portfolio whose investment objective is to seek to maximize current interest income exempt from Federal income taxes. The Fund will realize this objective over time with a view toward relative stability of principal and preservation of capital. The Fund will invest sub-stantially all of its assets in Municipal Obligations with no maturity re-strictions. While the Fund's dollar-weighted average portfolio maturity may be as long as 30 years, during temporary defensive periods it could be consider-ably shorter.

  The Long-Term Fund is designed for investors in relatively high tax brackets who are seeking the highest levels of current tax-free income and who are willing to accept a somewhat higher price volatility than that normally asso-ciated with short-term and intermediate-term Municipal Obligations.

NEW YORK FUND

  The New York Fund is a non-diversified investment portfolio whose investment objective is to provide New York investors with as high a level of current in-terest income exempt from Federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with the preservation of capital and relative stability of principal. To accomplish this goal, the Fund anticipates that it will invest primarily in New York Mu-nicipal Obligations as defined below. Although the Fund has no restrictions as to the minimum or maximum maturity of any individual security that it may hold, it will have a dollar-weighted average portfolio maturity of 3 to 10 years.

  The Fund expects that, except during temporary defensive periods, under nor-mal market conditions 65% of the Fund's total assets will be invested in debt securities of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, New York State and New York City income taxes ("New York Municipal Obligations"). In general, the Fund antici-pates that dividends derived from interest on Municipal Obligations other than New York Municipal Obligations will be exempt from regular Federal income tax but may be subject to New York State and New York City personal income taxes. See "Taxes" below.

CALIFORNIA FUND

  The California Fund is a non-diversified investment portfolio whose invest-ment objective is to provide California investors with as high a level of cur-rent interest income exempt from Federal income tax and, to the extent possi-ble, from California state personal income tax as is consistent with the pres-ervation of capital and relative stability of principal. To accomplish this goal, the Fund anticipates that it will invest primarily in California Munici-pal Obligations as defined below. Although the Fund has no restrictions as to the minimum or maximum maturity of any individual security that it may hold, under normal market conditions it will have a dollar-weighted average portfolio maturity of 3 to 10 years.

  The Fund expects that, except during temporary defensive periods, under nor-mal market conditions 65% of the Fund's total assets will be invested in debt securities of the State of California, its political sub-divisions, authori-ties, agencies, instrumentalities and corporations, and certain other govern-mental issuers, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and California personal income taxes ("Califor-nia Municipal Obligations"). In general, the Fund anticipates that dividends derived from interest on Municipal Obligations other than California Municipal Obligations will be exempt from regular Federal income tax but may be subject to California personal income taxes. Dividends paid by the Fund may be subject to local taxes regardless of their source. See "Taxes" below.

COMMON INVESTMENT POLICIES

  The Funds invest in Municipal Obligations which are determined by the Advis-ers to present minimal credit risks. As a matter of fundamental policy, except during temporary defensive periods, each Fund will maintain at least 80% of its net assets in Municipal Obligations. (This policy may not be changed with re-spect to a Fund without the vote of the holders of a majority of its outstand-ing Shares.) However, from time to time on a temporary defensive basis due to market conditions, each Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Advisers, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances;
(iv) repurchase agreements collateralized by U.S. Government obligations or other money market instruments; (v) municipal bond index and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities.

  In seeking to achieve its investment objective, each Fund may invest in "private activity bonds" (see "Types of Municipal Obligations" below), the in-terest on which is treated as a specific tax preference item under the Federal alternative minimum tax. Investments in such securities, however, will not ex-ceed under normal market conditions 20% of each Fund's total assets when added together with any taxable investments held by that Fund.

  The Municipal Obligations purchased by the Funds will consist of: (1) bonds rated "BBB" or higher by Standard & Poor's Ratings Services ("S&P") or by Fitch IBCA ("Fitch"), or "Baa" or higher by Moody's Investors Service, Inc. ("Moody's"), or, in certain instances, bonds with lower ratings if they are determined by the Advisers to be comparable to BBB/Baa-rated issues; (2) notes rated "MIG-3" or higher ("VMIG-3" or higher in the case of variable rate notes) by Moody's, or "SP-3" or higher by S&P, or "F3" or higher by Fitch; and
(3) commercial paper rated "Prime-3" or higher by Moody's, or "A-3" or higher by S&P, or "F3" or higher by Fitch. Securities rated "BBB" by S&P and Fitch or "Baa" by Moody's are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities. If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Advisers under the supervision of the Board of Directors. A discussion of Moody's, Fitch's and S&P's rating categories is contained in Appendix A to the Statement of Additional Information.

  Although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Advisers. To the extent that a Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

SPECIAL RISK FACTORS APPLICABLE TO THE NEW YORK AND CALIFORNIA FUNDS

  General. The New York and California Funds intend to follow the diversifica-tion standards set forth in the 1940 Act except to the extent the Advisers de-termine that non-diversification is appropriate in order to maximize the per-centage of each Fund's assets that are New York or California Municipal Obli-gations, respectively. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified portfolio. A Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio in the event of changes in the financial condition or in the market's assessment of the issuers.

  New York Fund. The New York Fund's ability to achieve its investment objec-tive is dependent upon the ability of the issuers of New York Municipal Obli-gations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

  Certain substantial issuers of New York Municipal Obligations (including is-suers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeop-ardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State on CreditWatch with positive implica-tions and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the ef-fect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than com-parably rated municipal obligations issued by other jurisdictions. A recur-rence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the ob-ligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the oc-currence of any such default could affect adversely the market values and mar-ketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

  Other considerations affecting the New York Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Informa-tion.

  California Fund. The California Fund's concentration in California Municipal Obligations involves certain risks. Payment of the interest and principal of California Municipal Obligations depends on the continuing ability of their issuers to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in California Municipal Ob-ligations versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California issues with the yield of a more diversified portfolio including non-California issues before making an investment decision.

  Many of the California Fund's California Municipal Obligations are likely to be obligations of California governmental issuers that rely to one extent or another on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiatives approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

  Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predict-ing the level of future appropriations for state and local governmental enti-ties, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine.

  Although economic factors such as declines in tourism and reductions in de-fense spending had an adverse impact on the California economy in the early 1990's, the economy has recently out-performed that of the nation through em-ployment growth, unemployment decline and increases in personal income, as well as an anticipated budget surplus for California in Fiscal Year 1997-98. With approximately half of California's exports being sold in Asia, financial problems in that region have had a slight dampening effect on the California economy. However, strong export growth to Mexico has offset some of the weak-ness in Asia.

  In December 1994, Orange County, California and its Investment Pool filed for bankruptcy. In April 1996, the County emerged from bankruptcy after clos-ing on a $900 million recovery bond deal. At that time, the County and its fi-nancial advisors stated that the County had emerged from the bankruptcy with-out any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the county's Investment Pool, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Settlement discussions involving a num-ber of the defendants have occurred and some agreemenets in principle have been reached. However, until any such agreements become final and any remain-ing litigation is resolved, it is impossible to determine the ultimate impact on these issuers of the bankruptcy and its aftermath.

  Other considerations affecting the California Fund's investments in Califor-nia Municipal Obligations are summarized in the Statement of Additional Infor-mation.

  The value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. The Funds are not intended to constitute a complete investment program and are not designed for investors seeking capi-tal appreciation or maximum tax-exempt income irrespective of fluctuations in principal.

YEAR 2000

  Like other investment companies, financial and business organizations and individuals around the world, the Funds could be affected adversely if the computer systems used by the Advisers and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Advisers and the Funds' other service providers have informed Excelsior Tax-Exempt Fund that they are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any ad-verse impact on the Funds as a result of the Year 2000 Problem.

            PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION

TYPES OF MUNICIPAL OBLIGATIONS

  The two principal classifications of Municipal Obligations which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particu-lar facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  The Funds' portfolios may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current reve-nues, it may draw on a reserve fund, the restoration of which is a moral com-mitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securi-ties that may be held by the Funds.

  The Funds may also purchase custodial receipts evidencing the right to re-ceive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in re-lation to the principal and/or interest payments which the holders of the re-ceipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from Federal income tax for such investor to the same extent as interest on the underlying Munici-pal Obligation. The Funds intend to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from Federal income tax to the same extent as interest on the underlying Municipal Obliga-tions. "Stripped" Municipal Obligations are considered illiquid securities subject to the limit described below under "Illiquid Securities." The Short-Term, Intermediate-Term and Long-Term Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

  Opinions relating to the validity of Municipal Obligations and to the exemp-tion of interest thereon from Federal income tax (and, with respect to New York and California Municipal Obligations, to the exemption of interest thereon from New York State, New York City and California state personal in-come taxes) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisers will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opin-ions.

FUTURES CONTRACTS

  The Funds may purchase and sell municipal bond index and interest rate futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond bro-kers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a spec-ified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the under-lying securities in the index is made.

  The Funds may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to the municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

  The Funds will not engage in transactions in futures contracts for specula-tion, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Com-mission ("CFTC") and the Securities and Exchange Commission ("SEC"). As of the date of this Prospectus, each Fund intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the ag-gregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets, after taking into account any unrealized prof-its and unrealized losses on the Fund's open contracts.

  When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liq-uid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a futures po-sition generally by entering into an offsetting position.

  Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Advisers to anticipate correctly movements in the direction of the market. There may be an imperfect correlation, or no correlation at all, between move-ments in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially un-limited. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price move-ments. Any income from investments in futures contracts will be taxable income of the Funds.

MONEY MARKET INSTRUMENTS

  "Money market instruments" that may be purchased by the Funds in accordance with their investment objectives and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with re-maining maturities of 13 months or less.

  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and is-sued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. In-vestments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

  Investments by the Funds in commercial paper will consist of issues that are rated "A-3" or better by S&P, or "Prime-3" or better by Moody's, or "F3" or better by Fitch. In addition, each Fund may acquire unrated commercial paper that is determined by the Advisers at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

VARIABLE AND FLOATING RATE INSTRUMENTS

  Securities purchased by the Funds may include variable and floating rate in-struments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated vari-able and floating rate instruments will be purchased by the Funds based upon the Advisers' determination that their quality at the time of purchase is com-parable to at least the minimum ratings set forth above. In some cases a Fund may require that the issuer's obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or com-mitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed peri-od, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dis-pose of a variable or floating rate instrument in the event the issuer de-faulted on its payment obligation or during periods when the Fund is not enti-tled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instruments.

REPURCHASE AGREEMENTS

  As stated above, each Fund may agree to purchase portfolio securities sub-ject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Each Fund will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be creditworthy by the Advisers under guidelines approved by Excelsior Tax-Exempt Fund's Board of Directors. No Fund will enter into re-purchase agreements with the Advisers or their affiliates. Repurchase agree-ments with remaining maturities in excess of seven days will be considered il-liquid securities subject to the 10% limit described below under "Illiquid Se-curities."

  The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repur-chase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securi-ties or loss to the extent that proceeds from a sale of the underlying securi-ties were less than the repurchase price under the agreement. Income on repur-chase agreements will be taxable.

INVESTMENT COMPANY SECURITIES

  The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment com-pany, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indi-rectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"), which include, subject to certain exceptions, a pro-hibition against a Fund investing more than 10% of the value of its total as-sets in such securities.

WHEN-ISSUED AND FORWARD TRANSACTIONS AND STAND-BY COMMITMENTS

  Each of the Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular se-curities with payment and delivery taking place in the future, beyond the nor-mal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward com-mitments" for speculative purposes, but only in furtherance of their investment objectives.

  In addition, the Funds may acquire "stand-by commitments" with respect to Mu-nicipal Obligations held by them. Under a "stand-by commitment," a dealer agrees to purchase at a Fund's option specified Municipal Obligations at a specified price. The Funds will acquire "stand-by commitments" solely to facil-itate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Fund will be valued at zero in determining the Fund's net asset value.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

  Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than antic-ipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agree-ments involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

ILLIQUID SECURITIES

  No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Advisers, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increas-ing the level of illiquidity in a Fund during any period that qualified insti-tutional buyers are no longer interested in purchasing these restricted secu-rities.

PORTFOLIO TURNOVER

  Each Fund may sell a portfolio investment immediately after its acquisition if the Advisers believe that such a disposition is consistent with a Fund's investment objective. Portfolio investments may be sold for a variety of rea-sons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio deci-sions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term capital gains are real-ized, any distributions resulting from such gains are considered ordinary in-come for Federal income tax purposes. (See "Financial Highlights" and "Taxes-- Federal.")

                            INVESTMENT LIMITATIONS

  The investment limitations enumerated below are matters of fundamental pol-icy and may not be changed with respect to a Fund without the vote of the holders of a majority of a Fund's outstanding Shares (as defined under "Mis-cellaneous").

  A Fund may not:

    1. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total as-sets at the time of such borrowing, provided that each Fund may enter into futures contracts and futures options. (This borrowing provision is in-cluded solely to facilitate the orderly sale of portfolio securities to ac-commodate abnormally heavy redemption requests and is not for leverage pur-poses.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding; and

    2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securi-ties of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the Intermediate-Term, Long-Term, New York and California Funds, there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. Gov-ernment; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, and (b) with respect to the Short-Term Fund, there is no limitation with respect to securities issued or guaranteed by the United States; any state or territory; any possession of the U.S. Government; the District of Columbia; or any of their authori-ties, agencies, instrumentalities, or political subdivisions.

  Each of the Short-Term, Intermediate-Term and Long-Term Funds may not:

    3. Purchase securities of any one issuer, other than U.S. Government ob-ligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without re-gard to this 5% limitation.

  Each of the Intermediate-Term and Long-Term Funds may not:

    4. Knowingly invest more than 10% of the value of its total assets in se-curities which may be illiquid in light of legal or contractual restric-tions on resale or the absence of readily available market quotations.

  The New York Fund may not:

    5. Purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the secu-rities of any one issuer; and (b) the foregoing 5% limitation does not ap-ply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

    6. Knowingly invest more than 10% of the value of its total assets in il-liquid securities, including repurchase agreements with remaining maturi-ties in excess of seven days and other securities which are not readily marketable.

                                     * * *

  In addition to the investment limitations described above, as a matter of fundamental policy for each of the Short-Term, Intermediate-Term and Long-Term Funds, which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the out-standing voting securities of such issuer.

  The California Fund will not purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This policy may be changed by Excelsior Tax-Exempt Fund's Board of Directors without shareholder approval. For purposes of this policy and Investment Limitation Nos. 3 and 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

  The Intermediate-Term and Long-Term Funds will not invest more than 25% of the value of their respective total assets in domestic bank obligations.

  The Short-Term and New York Funds will not knowingly invest more than 10% of the value of their respective net assets in illiquid securities, including re-purchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

  With respect to all investment policies, if a percentage limitation is satis-fied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.

                               PRICING OF SHARES

  The net asset value of each Fund's Shares is determined and priced for pur-chases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for each Fund's Shares are determined on each day the Ex-change and the Investment Adviser are open for trading ("Business Day"). Cur-rently, the holidays which Excelsior Tax-Exempt Fund observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per Share for purposes of pricing sales and redemp-tions is calculated by dividing the value of all securities and other assets allocable to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares.

  Portfolio securities in the Funds for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. Securities and other assets for which market quotations are not readily available are valued at fair value, pursuant to the guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors. Absent unusual cir-cumstances, portfolio securities maturing in 60 days or less are normally val-ued at amortized cost. The net asset value of Shares in the Funds will fluctu-ate as the market value of their portfolio securities changes in response to changing market rates of interest and other factors.

  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked pric-es. A futures contract is valued at the last sales price quoted on the princi-pal exchange or board of trade on which such contract is traded, or in the ab-sence of a sale, the mean between the last bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors.

  The Funds' administrators have undertaken to price the securities in the Funds' portfolios and may use one or more pricing services to value certain portfolio securities in the Funds where the prices provided are believed to reflect the fair market value of such securities. The methods used by the pricing services and the valuations so established will be reviewed by the ad-ministrators under the general supervision of the Board of Directors.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each Fund are continuously offered for sale by Excelsior Tax-Ex-empt Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distribu-tor"), a wholly-owned subsidiary of Federated Inves- tors, Inc. The Distribu-tor is a registered broker/dealer. Its principal business address is 5800 Cor-porate Drive, Pittsburgh, PA 15237-5829.

  At various times the Distributor may implement programs under which a deal-er's sales force may be eligible to win nominal awards for certain sales ef-forts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria estab-lished by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily in-tended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

  In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational sup-port. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and en-gineering computer software programs that emphasize the attributes of the Funds. Such payments will be predicated upon the amount of Shares the finan-cial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

PURCHASE OF SHARES

  Shares in each Fund are sold at their net asset value per Share next com-puted after a purchase order is received in good order by the sub-transfer agent or another entity on behalf of Excelsior Tax-Exempt Fund. The Distribu-tor has established several procedures for purchasing Shares in order to ac-commodate different types of investors.

  Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Invest-ors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other in-stitutions ("Shareholder Organizations") that have entered into agreements with Excelsior Tax-Exempt Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Services Company ("CGFSC"), the Funds' sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organi-zation may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Cus-tomers' purchase and redemption orders with the Funds, CGFSC will send confir-mations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Management of the Funds-- Shareholder Organizations."

  Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An Investor purchasing Shares through a registered investment adviser or certified finan-cial planner may incur transaction charges in connection with such purchases. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly from the Distributor in accordance with proce-dures described below under "Purchase Procedures."

PURCHASE PROCEDURES

General

  Direct Investors may purchase Shares by completing the Application for pur-chase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

   Excelsior Funds
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  Subsequent investments in an existing account in any Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institu-tional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional In-vestors must pay for Shares with Federal funds or funds immediately available to CGFSC.

Purchases by Wire

  Investors may also purchase Shares by wiring Federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve Sys-tem to:

   The Chase Manhattan Bank
   ABA #021000021
   Excelsior Funds, Account No. 9102732915
   For further credit to:
   Excelsior Funds
   Wire Control Number
   Account Registration
   (including account number)

  Investors making initial investments by wire must promptly complete the Ap-plication accompanying this Prospectus and forward it to CGFSC. Redemptions by Investors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

  Except as provided in "Investor Programs" below, the minimum initial invest-ment by an Investor or initial aggregate investment by a Shareholder Organiza-tion investing on behalf of its Customers is $500 per Fund. The minimum subse-quent investment for both types of investors is $50 per Fund. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular ac-count, Shareholder Organizations may charge a Customer's account fees for auto-matic investment and other cash management services provided. Excelsior Tax-Ex-empt Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements. Third party checks will not be accepted as payment for Fund Shares.

REDEMPTION PROCEDURES

  Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsi-bility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely ba-sis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring re-demption payments to Shareholder Organizations or Institutional Investors is imposed by Excelsior Tax-Exempt Fund, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relat-ing to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these proce-dures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

Redemption by Mail

  Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

   Excelsior Funds
   c/o Chase Global Funds Services Company
   P.O. Box 2798
   Boston, MA 02208-2798

  A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identifica-tion number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly exe-cuted stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered secu-rities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Me-dallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Sig-nature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the ad-dress given above. CGFSC may require additional supporting documents for re-demptions made by corporations, executors, administrators, trustees and guardi-ans. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares re-deemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

  Direct Investors who have so indicated on the Application, or have subse-quently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct In-vestor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the share-holder of record at his or her address of record. Institutional Investors may also redeem Shares by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct In-vestor's account. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Application or in written in-structions subsequently received by CGFSC.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Tax-Exempt Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such requests must be signed by the Direct Investor, with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees). Fur-ther documentation may be requested.

  CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Ex-celsior Tax-Exempt Fund, CGFSC or the Distributor. EXCELSIOR TAX-EXEMPT FUND, CGFSC AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR TAX-EXEMPT FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASON-ABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

  If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Tax-Exempt Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more imme-diate access to his or her investment should purchase Shares by Federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a Direct Investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

  During periods of substantial economic or market change, telephone redemp-tions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares-- Redemption by Mail."

Other Redemption Information

  Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund re-mains below $500. If a Customer has agreed with a particular Shareholder Or-ganization to maintain a minimum balance in his or her account at the institu-tion with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organiza-tion to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

GENERAL

  Purchase and redemption orders for Shares which are received in good order prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time) on any Business Day are priced according to the net asset value determined on that day. Purchase orders received in good order after the close of regular trading hours on the Exchange are priced at the net asset value per Share determined on the next Business Day.

                               INVESTOR PROGRAMS

EXCHANGE PRIVILEGE

  Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by Excelsior Tax-Ex-empt Fund, exchange Shares in a Fund having a value of at least $500 for shares of any other portfolio offered by Excelsior Tax-Exempt Fund or Excel-sior Funds, Inc. ("Excelsior Fund"), or for Trust Shares of Excelsior Institu-tional Trust, provided that such other shares may legally be sold in the state of the Investor's residence.

  Excelsior Fund currently offers 18 investment portfolios as follows:

    Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through invest-ments in high-quality money market instruments maturing within 13 months;

    Government Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Govern-ment, its agencies and instrumentalities and repurchase agreements collat-eralized by such obligations;

    Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instrumentalities of the U.S. Government;

    Short-Term Government Securities Fund, a fund seeking a high level of current income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations, and having a dollar-weighted average portfolio maturity of 1 to 3 years;

    Intermediate-Term Managed Income Fund, a fund seeking a high level of current interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

    Managed Income Fund, a fund seeking higher current income primarily through investments in investment grade debt obligations, U.S. Government obligations and money market instruments;

    Blended Equity Fund, a fund seeking long-term capital appreciation through investments in a diversified portfolio of primarily equity securi-ties;

    Income and Growth Fund, a fund seeking to provide moderate current income and to achieve capital appreciation as a secondary objective by investing in common stock, preferred stock and securities convertible into common stock;

    Energy and Natural Resources Fund, a non-diversified fund seeking long-term capital appreciation by investing in companies that are in the energy and other natural resources groups of industries;

    Value and Restructuring Fund, a fund seeking long-term capital apprecia-tion by investing in companies benefitting from their restructuring or re-deployment of assets and operations in order to become more competitive or profitable;

    Small Cap Fund, a fund seeking long-term capital appreciation by invest-ing primarily in companies with capitalization of $1 billion or less;

    Large Cap Growth Fund, a fund seeking superior, risk-adjusted total re-turn by investing in larger companies whose growth prospects, in the opin-ion of its investment adviser, appear to exceed that of the overall market;

    Real Estate Fund, a non-diversified fund seeking current income and long-term capital appreciation by investing in real estate investment trusts and other companies principally engaged in the real estate business;

    International Fund, a fund seeking total return derived primarily from investments in foreign equity securities;

    Latin America Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all coun-tries in Central and South America;

    Pacific/Asia Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean;

    Pan European Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in Europe; and

    Emerging Markets Fund, a fund seeking long-term capital appreciation through investments primarily in equity securities of emerging country is-suers.

  Excelsior Tax-Exempt Fund currently offers 2 additional portfolios as fol-lows:

    Tax-Exempt Money Fund, a diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from Federal income taxes through investments primarily in high-quality municipal obligations maturing within 13 months; and

    New York Tax-Exempt Money Fund, a non-diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from Fed-eral and, to the extent possible, New York State and New York City income taxes through investments primarily in New York municipal obligations ma-turing within 13 months.

  Excelsior Institutional Trust currently offers Trust Shares in the following investment portfolios:

    Optimum Growth Fund, a fund seeking superior, risk-adjusted total return through investments in a diversified portfolio of equity securities whose growth prospects, in the opinion of its investment adviser, appear to ex-ceed that of the overall market; and

    Value Equity Fund, a fund seeking long-term capital appreciation through investments in a diversified portfolio of equity securities whose market value, in the opinion of its investment adviser, appears to be undervalued relative to the marketplace.

  An exchange involves a redemption of all or a portion of the Shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of Excelsior Tax-Exempt Fund, Excelsior Fund or Excelsior Institutional Trust. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

  Investors may find the exchange privilege useful if their investment objec-tives or market outlook should change after they invest in a Fund. For further information regarding exchange privileges, shareholders should call (800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of Excelsior Tax-Exempt Fund, Excelsior Fund or Excelsior Institutional Trust should request and review the prospec-tuses of such funds. Such prospectuses may be obtained by calling the telephone numbers listed above. In order to prevent abuse of this privilege to the disad-vantage of other shareholders, Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. Excelsior Tax-Exempt Fund may modify or terminate the ex-change program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

  For Federal income tax purposes, an exchange of Shares is a taxable event and, accordingly, a capital gain or loss may be realized by an Investor. Before making an exchange, an Investor should consult a tax or other financial adviser to determine tax consequences.

  Exchanges by Telephone. For shareholders who have previously selected the telephone exchange option, an exchange order may be placed by calling (800) 446-1012 (from overseas, please call (617) 557-8280). By establishing the tele-phone exchange option, a shareholder authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. EXCELSIOR TAX-EXEMPT FUND, EXCELSIOR FUND, EXCELSIOR INSTITUTIONAL TRUST, CGFSC AND THE DISTRIBUTOR ARE NOT RESPONSIBLE FOR THE AUTHENTICITY OF EXCHANGE REQUESTS RECEIVED BY TELE-PHONE THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, EXCELSIOR TAX-EXEMPT FUND, EXCELSIOR FUND AND EXCELSIOR INSTITUTIONAL TRUST WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION.

SYSTEMATIC WITHDRAWAL PLAN

  An Investor who owns Shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the ac-count) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an Investor must complete Section 9 of the New Ac-count Application contained in this Prospectus and mail it to CGFSC at the ad-dress given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call (617) 557-
8280).

  Shareholder Organizations may, at their discretion, establish similar sys-tematic withdrawal plans with respect to the Shares held by their Customers. Information about such plans and the applicable procedures may be obtained by Customers directly from their Shareholder Organizations.

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program permits Investors to purchase Shares (mini-mum of $50 per Fund per transaction) at regular intervals selected by the In-vestor. The minimum initial investment for an Automatic Investment Program ac-count is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an In-vestor's checking, bank money market or NOW account designated by the Invest-or. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

  The Automatic Investment Program is one means by which an Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time mar-ket performance, a fixed dollar amount is invested in Shares at predetermined intervals. This may help Investors to reduce their average cost per Share be-cause the agreed upon fixed investment amount allows more Shares to be pur-chased during periods of lower Share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, how-ever, that Shares bought using Dollar Cost Averaging are purchased without re-gard to their price on the day of investment or to market trends. In addition, while Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his Shares at a price which is lower than their purchase price.

  To establish an Automatic Investment account permitting Investors to use the Dollar Cost Averaging investment method described above, an Investor must com-plete Section 8 of the New Account Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effec-tive three Business Days following receipt. Excelsior Tax-Exempt Fund may mod-ify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the Dol-lar Cost Averaging method on his own initiative or through other entities.

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund's net income for dividend purposes consists of (i) all accrued in-come, whether taxable or tax-exempt, plus discount earned on the Fund's as-sets, less (ii) amortization of premium on such assets, accrued expenses di-rectly attributable to the Fund, and the general expenses or the expenses com-mon to more than one Fund (e.g., legal, administrative, accounting, and Direc-tors' fees) of Excelsior Tax-Exempt Fund, prorated to each Fund on the basis of its relative net assets.

  The net investment income of the Funds is declared daily as a dividend to the persons who are shareholders of the respective Funds at the opening of business on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares of a Fund. Net realized capital gains are dis-tributed at least annually.

  All dividends and distributions paid on Shares held of record by the Invest-ment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organi-zations will receive dividends and distributions in additional Shares of the Fund on which the dividend or distribution is paid (as determined on the pay-able date), unless they have requested in writing (received by CGFSC at Excel-sior Tax-Exempt Fund's address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

                                     TAXES

FEDERAL

  Each of the Funds qualified for its last taxable year as a "regulated in-vestment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund expects to so qualify in future years. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any), net of certain deductions for each tax-able year. In general, a Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and exclud-ing the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. It is anticipated that none of the dividends paid by the Funds will be eligible for the dividends re-ceived deduction for corporations.

  Each Fund's policy is to pay dividends each year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Some dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to the particular sharehold-er, exclusion would be disallowed. (See the Statement of Additional Informa-tion under "Additional Information Concerning Taxes.")

  If a Fund should hold certain "private activity bonds" issued after August 7, 1986, the portion of dividends paid by the Fund which is attributable to interest on such bonds must be included in a shareholder's Federal alternative minimum taxable income, as an item of tax preference, for the purpose of de-termining liability (if any) for the 26% to 28% alternative minimum tax appli-cable to individuals and the 20% alternative minimum tax applicable to corpo-rations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative mini-mum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

  Dividends payable by the Funds which are derived from taxable income or from long-term or short-term capital gains will be subject to Federal income tax, whether such dividends are paid in the form of cash or additional Shares.

  Distributions by a Fund of the excess of its net long-term capital gain over its net short-term capital loss are taxable to shareholders as long-term capi-tal gain, regardless of how long the shareholder has held the Shares and whether such gains are received in cash or reinvested in additional Shares.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the fol-lowing year.

  An Investor considering buying Shares of a Fund on or just before the record date of a taxable dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

  A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If a shareholder holds Shares for six months or less and during that time receives a capital gain dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder holds Shares for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend. Generally, a shareholder may in-clude sales charges incurred upon the purchase of Shares in his or her tax ba-sis for such Shares for the purpose of determining gain or loss on a redemp-tion, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for Shares of another Fund within 90 days of the purchase and is able to reduce the sales charges otherwise applicable to the new Shares (by virtue of the exchange privilege), the amount equal to reduc-tion may not be included in the tax basis of the shareholder's exchanged Shares for the purpose of determining gain or loss, but may be included (sub-ject to the limitation) in the tax basis of the new Shares.

NEW YORK

  Exempt-interest dividends (as defined for Federal income tax purposes) de-rived from interest on New York Municipal Obligations (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable Federal, New York State and New York City income taxes. To the extent that Investors are subject to state and local taxes outside of New York State and New York City, distributions by the New York Fund may be taxable income for purposes thereof. Dividends and distribu-tions derived from income (including capital gains on all New York Municipal Obligations) other than interest on the New York Municipal Obligations de-scribed above are not exempt from New York State and New York City taxes. A percentage of the interest on indebtedness incurred or continued by a share-holder to purchase or carry Shares of the New York Fund generally is not de-ductible for Federal, New York State or New York City personal income tax pur-poses.

CALIFORNIA

  If, at the close of each quarter of its taxable year, at least 50% of the value of the California Fund's total assets consists of California Municipal Obligations and certain Federal obligations, the Fund will be qualified to pay dividends exempt from California state personal income tax to its sharehold-ers. The dividends exempt from that tax will be those that come from interest attributable to California Municipal Obligations and certain Federal obliga-tions. (Such exemption may not apply, however, to Investors who are "substan-tial users" or "related persons" with respect to facilities financed by port-folio securities held by the Fund. Additional tax information regarding "sub-stantial users" and "related persons" can be found in the Statement of Addi-tional Information.) With respect to shareholders subject to California state franchise tax or California state corporate income tax, dividends may still be taxed as ordinary or capital gain dividends, despite the personal income tax exemption. Dividends derived from taxable interest or from capital gains (whether received in cash or in additional shares) will be subject to Califor-nia state personal income tax.

  Distributions of net investment income may be subject to state or local taxes other than the California state personal income tax under state or local law, even though all or a part of those distributions may come from interest on tax-exempt obligations that, if received directly by shareholders, would be exempt from such taxes.

MISCELLANEOUS

  The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situa-tions. Shareholders will be advised at least annually as to the Federal, New York State, New York City and California personal income tax consequences of distributions made each year.

                            MANAGEMENT OF THE FUNDS

  The business and affairs of the Funds are managed under the direction of Ex-celsior Tax-Exempt Fund's Board of Directors. The Statement of Additional In-formation contains the names of and general background information concerning Excelsior Tax-Exempt Fund's directors.

INVESTMENT ADVISER AND SUB-ADVISER

  United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as the Investment Adviser to the Funds. U.S. Trust New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Connecticut is a Connecticut state bank and trust company. U.S. Trust New York and U.S. Trust Connecticut are wholly-owned subsidiaries of U.S. Trust Corpo-ration, a registered bank holding company.

  The Investment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On De-cember 31, 1997, the Asset Management Groups of U.S. Trust New York and U.S. Trust Connecticut had approximately $61.2 billion in aggregate assets under management. U.S. Trust New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Connecticut has its principal of-fices at 225 High Ridge Road, East Building, Stamford, Connecticut 06905.

  The Investment Adviser manages the Short-Term, Intermediate-Term, Long-Term and New York Funds, makes decisions with respect to and places orders for all purchases and sales of their portfolio securities, and maintains records re-lating to such purchases and sales.

  The Short-Term, Intermediate-Term, Long-Term and New York Funds' portfolio manager, Kenneth J. McAlley, is the person primarily responsible for the day-to-day management of the Funds' investment portfolios. Mr. McAlley, Executive Vice President and Manager of the Fixed Income Investment Division of U.S. Trust, has been with U.S. Trust since 1980 and has been the Long-Term Fund's portfolio manager since 1986 and the Short-Term, Intermediate-Term and New York Funds' portfolio manager since 1995.

  U.S. Trust Company, N.A. (formerly, "U.S. Trust Company of California"), provides sub-advisory services to the California Fund. U.S. Trust Company, N.A. (the "Sub-Adviser") is a national bank and a wholly-owned subsidiary of U.S. Trust Corporation. The Sub-Adviser has its principal offices at 515 South Flower Street, Los Angeles, CA 90071.

  The Sub-Adviser manages the California Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales.

  The California Fund's portfolio managers, Lois G. Ingham, C.F.A., and Alan
G. Remedios, are the persons primarily responsible for the day-to-day manage-ment of the Fund's investment portfolio. Ms. Ingham, a Senior Vice President and Director of Fixed Income Investments, has been with the Sub-Adviser since 1990 and has managed the Fund since its inception. Mr. Remedios, a Vice Presi-dent in the Sub-Adviser's Fixed-Income Division, has been with the Sub-Adviser since 1993 and has managed the Fund since August 1998.

  For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Investment Adviser is entitled to be paid a fee, com-puted daily and paid monthly, at the annual rates of 0.30% of the average daily net assets of the Short-Term Fund, 0.35% of the average daily net assets of the Intermediate-Term Fund, and 0.50% of the average daily net assets of each of the Long-Term, New York and California Funds. The Sub-Adviser is enti-tled to receive from the Investment Adviser an annual fee, computed and paid monthly, at the annual rate of 0.50% of the average daily net assets of the California Fund.

  Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Funds pursuant to advisory agreements substantially similar to the Invest-ment Advisory Agreements currently in effect for the Funds. For the fiscal year ended March 31, 1998, U.S. Trust received an advisory fee at the effec-tive annual rates of 0.24%, 0.29%, 0.43%, 0.47% and 0.00% of the average daily net assets of the Short-Term, Intermediate-Term, Long-Term, New York and Cali-fornia Funds, respectively. For the same period, U.S. Trust waived advisory fees at the effective annual rates of 0.06%, 0.06%, 0.07%, 0.03% and 0.50% of the average daily net assets of the Short-Term, Intermediate-Term, Long-Term, New York and California Funds, respectively, and reimbursed expenses at the effective annual rate of 0.24% of the California Fund's average daily net as-sets. For the same period, the Sub-Adviser received no sub-advisory fee from U.S. Trust, and the Sub-Adviser waived sub-advisory fees at the effective an-nual rate of 0.50% of the California Fund's average daily net assets.

  From time to time, the Investment Adviser and Sub-Adviser (collectively, the "Advisers") may voluntarily waive all or a portion of the advisory and sub-ad-visory fees payable by a Fund and U.S. Trust, respectively, which waivers may be terminated at any time. See "Management of the Funds--Shareholder Organiza-tions" for additional information on fee waivers.

ADMINISTRATORS

  CGFSC, Federated Administrative Services and U.S. Trust Connecticut serve as the Funds' administrators (the "Administrators") and provide them with general administrative and operational assistance. The Administrators also serve as administrators of the other portfolios of Excelsior Tax-Exempt Fund and of all the portfolios of Excelsior Fund and Excelsior Institutional Trust, which are also advised by the Investment Adviser and its affiliates and distributed by the Distributor. For the services provided to all portfolios of Excelsior Tax-Exempt Fund, Excelsior Fund and Excelsior Institutional Trust (except the in-ternational portfolios of Excelsior Fund and Excelsior Institutional Trust), the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Institutional Trust) as follows:

              COMBINED AGGREGATE AVERAGE DAILY
             NET ASSETS OF EXCELSIOR TAX-EXEMPT
                            FUND,
                EXCELSIOR FUND AND EXCELSIOR
                     INSTITUTIONAL TRUST
           (EXCLUDING THE INTERNATIONAL PORTFOLIOS
                             OF
                EXCELSIOR FUND AND EXCELSIOR
                    INSTITUTIONAL TRUST)             ANNUAL FEE
           ---------------------------------------   ----------
           first $200 million.....................     0.200%
           next $200 million......................     0.175%
           over $400 million......................     0.150%

  Administration fees payable to the Administrators by each portfolio of Ex-celsior Tax-Exempt Fund, Excelsior Fund and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waiver may be terminated at any time. See "Management of the Funds--Share-holder Organizations" for additional information on fee waivers.

  Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Funds' administrators pursuant to an administra-tion agreement substantially similar to the administration agreement currently in effect for the Funds. For the fiscal year ended March 31, 1998, CGFSC, Fed-erated Administrative Services and U.S. Trust received an aggregate adminis-tration fee at the effective annual rates of 0.153%, 0.153%, 0.150%, 0.153% and 0.153% of the average daily net assets of the Short-Term, Intermediate-Term, Long-Term, New York and California Funds, respectively, and waived ad-ministration fees at the effective annual rate of 0.003% of the average daily net assets of the Long-Term Fund.

SHAREHOLDER ORGANIZATIONS

  As described above under "Purchase of Shares," Excelsior Tax-Exempt Fund has agreements with certain Shareholder Organizations--firms that provide servic-es, which may include acting as record shareholder, to their Customers who beneficially own Shares. As a consideration for these services, a Fund will pay the Shareholder Organization an administrative service fee up to the an-nual rate of 0.40% of the average daily net asset value of its Shares held by the Shareholder Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Funds--Shareholder Organizations," may include assisting in processing pur-chase, exchange and redemption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. It is the responsibility of Shareholder Organi-zations to advise Customers of any fees that they may charge in connection with a Customer's investment. Until further notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an aggregate amount equal to administrative service fees payable by that Fund.

BANKING LAWS

  Banking laws and regulations currently prohibit a bank holding company reg-istered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a regis-tered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Funds, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks gen-erally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Advisers, CGFSC and certain Shareholder Organiza-tions may be subject to such banking laws and regulations. State securities laws may differ from the interpretations of Federal law discussed in this par-agraph and banks and financial institutions may be required to register as dealers pursuant to state law.

  Should legislative, judicial, or administrative action prohibit or restrict the activities of the Advisers or other Shareholder Organizations in connec-tion with purchases of Fund Shares, the Advisers and such Shareholder Organi-zations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Funds' method of operations would affect their net asset values per Share or result in financial loss to any shareholder.

                         DESCRIPTION OF CAPITAL STOCK

  Excelsior Tax-Exempt Fund was organized as a Maryland corporation on August 8, 1984. Currently, Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, $.001 par value per share, classified into 7 classes of shares representing 7 investment portfolios currently being of-fered. Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares of Excelsior Tax-Exempt Fund into one or more classes or series. Shares of Class B, C, D, E and F represent interests in the Intermediate-Term, Long-Term, New York, California and Short-Term Funds, respectively.

  Each Share represents an equal proportionate interest in the particular Fund with other Shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of Excelsior Tax-Exempt Fund's Board of Direc-tors.

  Shareholders are entitled to one vote for each full Share held, and frac-tional votes for fractional Shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

  Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

  As of July 8, 1998, U.S. Trust and its affiliates held of record substan-tially all of Excelsior Tax-Exempt Fund's outstanding shares as agent or cus-todian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Communi-cations to the custodian should be directed to Chase, Mutual Funds Service Di-vision, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

  U.S. Trust New York serves as the Funds' transfer and dividend disbursing agent. U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC provides certain transfer agent, dividend disbursement and regis-trar services to the Funds.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, in advertisements or in reports to shareholders, the per-formance and yields of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

  Performance and yield data as reported in national financial publications, including but not limited to Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional na-ture, may also be used in comparing the performance and yields of the Funds.

  Each Fund may advertise its effective yield which is calculated by dividing its average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by its net asset value per Share on the last day of the period, and annualizing the result on a semian-nual basis.

  In addition, each Fund may from time to time advertise its "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an af-ter-tax yield equivalent to that achieved by the Fund. This yield is computed by increasing the yield of the Fund's Shares (calculated as above) by the amount necessary to reflect the payment of Federal income taxes (and New York State and New York City income taxes, with respect to the New York Fund, and California income taxes, with respect to the California Fund) at a stated tax rate.

  From time to time, each Fund may advertise its performance by using "average annual total return" over various periods of time. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period and may be given for other periods as well (such as from the com-mencement of a Fund's operations, or on a year-by-year basis). Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund Shares.

  Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of a Fund's future perfor-mance. Since yields fluctuate, yield data cannot necessarily be used to com-pare an investment in the Funds with bank deposits, savings accounts and simi-lar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that the per-formance and yield are generally functions of the kind and quality of the in-struments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by the Shareholder Organizations with re-spect to accounts of Customers that have invested in Shares will not be in-cluded in calculations of yield and performance.

                                 MISCELLANEOUS

  Shareholders will receive unaudited semiannual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent auditors.

  As used in this Prospectus, a "vote of the holders of a majority of the out-standing shares" of Excelsior Tax-Exempt Fund or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of Excelsior Tax-Exempt Fund or such Fund, or (b) 67% or more of the shares of Excelsior Tax-Exempt Fund or such Fund present at a meeting if more than 50% of the outstanding shares of Excelsior Tax-Exempt Fund or such Fund are represented at the meeting in person or by proxy.

  Inquiries regarding any of the Funds may be directed to the Distributor at the address listed under "Distributor."

                   INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

 Complete the Application and mail to:        FOR OVERNIGHT DELIVERY: send to:

 Excelsior Funds                              Excelsior Funds
 c/o Chase Global Funds Services Company      c/o Chase Global Funds Services
 P.O. Box 2798                                Company
 Boston, MA 02208-2798                        73 Tremont
                                              Street Boston, MA 02108-3913



  Please enclose with the Application your check made payable to the "Excel-sior Funds" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus en-titled "How to Purchase and Redeem Shares--Purchase Procedures."

MINIMUM INVESTMENTS:

  Except as provided in the Prospectus, the minimum initial investment is $500 per Fund; subsequent investments must be in the minimum amount of $50 per Fund. Investments may be made in excess of these minimums.

REDEMPTIONS:

  Shares can be redeemed in any amount and at any time in accordance with pro-cedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organi-zations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

SIGNATURES: Please be sure to sign the Application.

  If the shares are registered in the name of:

    - an individual, the individual should sign.
    - joint tenants, both tenants should sign.
    - a custodian for a minor, the custodian should sign.
    - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*

    - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*

  * A corporate resolution or appropriate certificate may be required.

QUESTIONS:

  If you have any questions regarding the Application or redemption require-ments, please contact the sub-transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

     PROSPECTUS                                     AUGUST 1, 1998

                                     LOGO
                                  EXCELSIOR
                            TAX-EXEMPT FUNDS INC.


                     SHORT-TERM TAX-EXEMPT SECURITIES FUND

                       INTERMEDIATE-TERM TAX-EXEMPT FUND

                           LONG-TERM TAX-EXEMPT FUND

                NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

                     CALIFORNIA TAX-EXEMPT INCOME FUND


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
     PROSPECTUS SUMMARY....................................................   3
     EXPENSE SUMMARY.......................................................   4
     FINANCIAL HIGHLIGHTS..................................................   5
     INVESTMENT OBJECTIVES AND POLICIES....................................  10
     PORTFOLIO INSTRUMENTS AND OTHER INVESTMENT INFORMATION................  14
     INVESTMENT LIMITATIONS................................................  18
     PRICING OF SHARES.....................................................  20
     HOW TO PURCHASE AND REDEEM SHARES.....................................  20
     INVESTOR PROGRAMS.....................................................  24
     DIVIDENDS AND DISTRIBUTIONS...........................................  27
     TAXES.................................................................  28
     MANAGEMENT OF THE FUNDS...............................................  30
     DESCRIPTION OF CAPITAL STOCK..........................................  33
     CUSTODIAN AND TRANSFER AGENT..........................................  33
     PERFORMANCE AND YIELD INFORMATION.....................................  33
     MISCELLANEOUS.........................................................  34
     INSTRUCTIONS FOR NEW ACCOUNT APPLICATION..............................  35

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDI-TIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OF-FERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REP-RESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR TAX-EXEMPT FUND OR BY ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY EXCELSIOR TAX-EXEMPT FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

USTTXXP898

                             EXCELSIOR FUNDS, INC.

                     Short-Term Government Securities Fund
                     Intermediate-Term Managed Income Fund
                              Managed Income Fund


                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                     Short-Term Tax-Exempt Securities Fund
                       Intermediate-Term Tax-Exempt Fund
                           Long-Term Tax-Exempt Fund



                      STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 1998



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses for the Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund of Excelsior Funds, Inc. ("Excelsior Fund") and the Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund and Long-Term Tax-Exempt Fund of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1998, respectively (the "Fixed-Income Funds Prospectus" and the "Tax-Exempt Funds Prospectus," respectively; together, the "Prospectuses"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectuses. No investment in shares of the portfolios described herein ("Shares") should be made without reading the Prospectuses. A copy of each Prospectus may be obtained by writing Excelsior Funds c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES........................................... 1

     Additional Information on Portfolio Instruments......................... 1
     Additional Investment Limitations....................................... 9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................13

INVESTOR PROGRAMS............................................................15

     Systematic Withdrawal Plan..............................................15
     Exchange Privilege......................................................15
     Other Investor Programs.................................................16

DESCRIPTION OF CAPITAL STOCK.................................................16

MANAGEMENT OF THE FUNDS......................................................18

     Directors and Officers..................................................18
     Shareholder Organizations...............................................28
     Expenses................................................................29
     Custodian and Transfer Agent............................................29

PORTFOLIO TRANSACTIONS.......................................................30

INDEPENDENT AUDITORS.........................................................32

COUNSEL......................................................................32

ADDITIONAL INFORMATION CONCERNING TAXES......................................32

     Generally...............................................................32
     Tax-Exempt Funds........................................................33

PERFORMANCE AND YIELD INFORMATION............................................37

     Yields and Performance..................................................37

MISCELLANEOUS................................................................40

FINANCIAL STATEMENTS.........................................................41

APPENDIX A..................................................................A-1

                      INVESTMENT OBJECTIVES AND POLICIES
                      ----------------------------------

          This Statement of Additional Information contains additional information with respect to the Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund and Long-Term Tax-Exempt Fund (collectively, the "Tax-Exempt Funds") of Excelsior Tax-Exempt Fund and the Short-Term Government Securities Fund, Intermediate-Term Managed Income Fund and Managed Income Fund of Excelsior Fund (collectively, the "Fixed-Income Funds"). The portfolios are referred to individually as a "Fund" and collectively as the "Funds;" Excelsior Tax-Exempt Fund and Excelsior Fund are referred to individually as a "Company" and collectively as the "Companies."

          For ease of reference, the various Funds are referred to as follows:
Short-Term Tax-Exempt Securities Fund as "Short-Term Tax-Exempt Fund;" Intermediate-Term Tax-Exempt Fund as "IT Tax-Exempt Fund;" Long-Term Tax-Exempt Fund as "LT Tax-Exempt Fund;" Short-Term Government Securities Fund as "ST Government Fund;" and Intermediate-Term Managed Income Fund as "IT Income Fund."

          The following information supplements the description of the Funds' investment objectives and policies as set forth in the Prospectuses.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Municipal Obligations
          ---------------------

          The Tax-Exempt Funds invest substantially all of their assets in Municipal Obligations as defined in the Prospectus. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The two principal classifications of Municipal Obligations are "general obligation" and "revenue" issues, but the Tax-Exempt Funds' portfolios may include "moral obligation" issues. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") described in the Prospectus and Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, the "Investment Adviser" or "U.S. Trust") will consider such an event in determining whether a Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Among other instruments, the Tax-Exempt Funds may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither Excelsior Tax-Exempt Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

          The IT Income and Managed Income Funds may, when deemed appropriate by the Investment Adviser in light of the Funds' investment objective, also invest in Municipal Obligations. Although yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and Federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the IT Income and Managed Income Funds that are derived from interest on municipal securities would be taxable to the Funds' shareholders for Federal income tax purposes.

          Insured Municipal Obligations
          -----------------------------

          The Tax-Exempt Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations as described in the Prospectus. Although insurance coverage for the Municipal Obligations held by the Tax-Exempt Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. Each Tax-Exempt Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

          Securities Lending
          ------------------

          When the ST Government Fund, IT Income Fund and Managed Income Fund lend their portfolio securities, they continue to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the pertinent Fund if a material event affecting the investment is to occur.

          Government Obligations
          ----------------------

          Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration.

          When-Issued and Forward Transactions
          ------------------------------------

          When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Managed Income and IT Income Funds and the Tax-Exempt Funds may acquire "stand-by commitments" with respect to Municipal Obligations held by them. Under a "stand-by commitment," a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Managed Income and IT Income Funds and the Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Managed Income and IT Income Funds and the Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          Commercial Paper
          ----------------

          Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the Investment Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund. Each Fund will generally limit its investments in such unrated commercial paper to 5% of its total assets.

          Futures Contracts
          -----------------

          Each Fund may invest in futures contracts (interest rate futures contracts or municipal bond index futures contracts, as applicable). Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Successful use of futures by a Fund is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Forward Currency Transactions
          -----------------------------

          The Managed Income and IT Income Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchange, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Investment Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations disclosed in the Prospectuses, the Funds are subject to the investment limitations enumerated below. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectuses). However, investment limitations which are "operating policies" with respect to a Fund may be changed by Excelsior Fund's or Excelsior Tax-Exempt Fund's Board of Directors without shareholder approval.

          The following investment limitations are fundamental with respect to each Fund. No Fund may:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Tax-Exempt Funds' investment objectives, policies, and limitations may be deemed to be underwriting; and except insofar as the Managed Income Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that each Tax-Exempt Fund may invest in Municipal Obligations secured by real estate or interests therein, and the Managed Income and Intermediate-Term Managed Income Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

          3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that each Fund may enter into futures contracts and futures options.

          The following investment limitation is fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds, but is an operating policy with respect to the Short-Term Tax-Exempt, ST Government and IT Income Funds. The Funds may not:

          4. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options.

The following investment limitation is fundamental with respect to each Tax-Exempt Fund. A Tax-Exempt Fund may not:

          5. Make loans, except that each Tax-Exempt Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.

          The following investment limitation is fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, but is an operating policy with respect to the Short-Term Tax-Exempt Fund. A Tax-Exempt Fund may not:

          6. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that a Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

          The following investment limitations are fundamental with respect to the Managed Income Fund, but are operating policies with respect to the IT Income and ST Government Funds. A Fixed-Income Fund may not:

          7. Invest in companies for the purpose of exercising management or control;

          8. Purchase foreign securities; provided that subject to the limit described below, the IT Income and Managed Income Funds may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets; and

          9. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitations are fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds. The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not:

          10. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that each Fund may enter into futures contracts and futures options; and

          11. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

          The following investment limitation is fundamental with respect to the Short-Term Tax-Exempt, ST Government and IT Income Funds. The Short-Term Tax-Exempt, ST Government and IT Income Funds may not:

          12. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

          The following investment limitation is fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds. The IT Tax-Exempt and LT Tax-Exempt Funds may not:

          13. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

          The following investment limitation is fundamental with respect to the Managed Income Fund. The Managed Income Fund may not:

          14. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.

                                 *          *          *

          For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Funds do not currently intend to invest in real estate investment trusts.

          In addition to the above investment limitations, Excelsior Fund currently intends to limit the IT Income and Managed Income Funds' investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of a Fund's net assets. For the purpose of this limitation, warrants acquired by the IT Income or Managed Income Fund in units or attached to securities will be deemed to be without value.

          The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not purchase or sell commodities.

          The Funds' transactions in futures contracts and futures options (including the margin posted by the Funds in connection with such transactions) are excluded from the Funds' prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Funds' assets.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          The Companies have authorized certain brokers to accept on their behalf purchase, exchange and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of the Companies. A Company will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order.

          Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase order is received in good order by the Companies' sub-transfer agent or after a purchase order is accepted by an authorized broker or designated intermediary. Similarly, an order for the exchange or redemption of Shares will receive the net asset value per Share next computed after the order is received in good order by the Companies' sub-transfer agent or after the order is accepted by an authorized broker or designated intermediary.

          Prior to February 14, 1997, Shares of the Funds were offered for sale with a maximum sales charge of 4.50%. For the fiscal years ended March 31, 1997 and 1996, total sales charges paid by shareholders with respect to the IT Tax-Exempt Fund were $314 and $1,621, respectively; with respect to the LT Tax-Exempt Fund were $8,085 and $15,633, respectively; and with respect to the Managed Income Fund were $2,072 and $727, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $341 with respect to the IT Tax-Exempt Fund; $1,972 with respect to the LT Tax-Exempt Fund; and $653 with respect to the Managed Income Fund for the period from April 1, 1995 through July 31, 1995. The Distributor retained none of the foregoing sales charges with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds for the fiscal year ended March 31, 1997, and for the period from August 1, 1995 through March 31, 1996. The balance was paid to selling dealers.

          Total sales charges paid by shareholders of the Short-Term Tax-Exempt, ST Government and IT Income Funds for the fiscal years ended March 31, 1997 and 1996 were $292 and $1,523; $0 and $0; and $0 and $299, respectively. Of these respective amounts, UST Distributors, Inc., the Funds' former distributor, retained $1,523 with respect to the Short-Term Tax-Exempt Fund; $0 with respect to the ST Government Fund; and $20 with respect to the IT Income Fund for the period from April 1, 1995 through July 31, 1995. The Distributor retained none of the foregoing sales charges with respect to the Short-Term Tax-Exempt, ST Government and IT Income Funds for the fiscal year ended March 31, 1997, and for the period August 1, 1995 through March 31, 1996. The balance was paid to selling dealers.

          The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          Each Company reserves the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

          Under certain circumstances, the Companies may, at their discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide
                                                            ---- ----
reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                 INVESTOR PROGRAMS
                                 -----------------

Systematic Withdrawal Plan
--------------------------

          An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

   (1)  A fixed-dollar withdrawal;

   (2)  A fixed-share withdrawal;

   (3) A fixed-percentage withdrawal (based on the current value of the account); or

   (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Funds' sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in that Fund. Customers of Shareholder Organizations may obtain information on the availability of, and procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of any other portfolio of the Companies or for Trust Shares of Excelsior Institutional Trust. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of investors to no more than six per year. The Companies and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As described in the Prospectuses, Shares of the Funds may be purchased in connection with the Automatic Investment Program. Shares of the Managed Income, IT Income and ST Government Funds may also be purchased in connection with certain Retirement Programs. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such programs directly from their Shareholder Organizations.


                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of capital stock; Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to fourteen billion full and fractional shares of capital stock. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectuses describe the classes of shares into which the Companies' authorized capital is currently classified. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of a Company's outstanding shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of the Companies' Common Stock (or of the Shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule

18f-2, discussed above) or by the Companies' Charters, the Companies may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of the particular Company voting without regard to class.


                            MANAGEMENT OF THE FUNDS
                           -----------------------

Directors and Officers
----------------------

          The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                                                 Principal Occupation During
                                 Position with                   Past 5 Years and
Name and Address                 the Companies                   Other Affiliations
----------------                 -------------                   ---------------------------

Frederick S. Wonham\1\        Chairman of the Board,           Retired; Director of Excelsior Fund and
238 June Road                 President and Treasurer          Excelsior Tax-Exempt Fund (since 1995); Trustee
Stamford, CT  06903                                            of Excelsior Funds and Excelsior Institutional
Age: 67                                                        Trust (since 1995); Vice Chairman of U.S. Trust
                                                               Corporation and U.S. Trust New York (from
                                                               February 1990 until September 1995); and
                                                               Chairman, U.S. Trust Connecticut (from March
                                                               1993 to May 1997).

Donald L. Campbell            Director                         Retired; Director of Excelsior Fund and
333 East 69th Street                                           Excelsior Tax-Exempt Fund (since 1984);
Apt. 10-H                                                      Director of UST Master Variable Series, Inc.
New York, NY  10021                                            (from 1994 to June 1997); Trustee of Excelsior
Age: 72                                                        Institutional Trust (since 1995); and Director,
                                                               Royal Life Insurance Co. of New York (since
                                                               1991).

Rodman L. Drake               Director                         Director of Excelsior Fund and Excelsior
Continuation Investments                                       Tax-Exempt Fund (since 1996); Trustee of
Group, Inc.                                                    Excelsior Institutional Trust and Excelsior
1251 Avenue of the Americas,                                   Funds (since 1994); Director, Parsons
9th Floor                                                      Brinkerhoff Energy Services Inc. (since 1996);
New York, NY  10020                                            Director, Parsons Brinkerhoff, Inc.
Age: 55                                                        (engineering firm) (since 1995); President,
                                                               Continuation Investments Group, Inc. (since
                                                               1997); President, Mandrake Group (investment
                                                               and consulting firm) (1994-1997); Director,
                                                               Hyperion Total Return Fund, Inc. and four other
                                                               funds for which Hyperion Capital Management,
                                                               Inc. serves as investment adviser (since 1991);
                                                               Co-Chairman, KMR Power Corporation (power
                                                               plants) (form 1993 to 1996); Director, The
                                                               Latin America Smaller Companies Fund, Inc.
                                                               (since 1993); Member of Advisory Board,
                                                               Argentina Private Equity Fund L.P. (from 1992
                                                               to 1996) and Garantia L.P. (Brazil) (from 1993
                                                               to 1996); and Director, Mueller Industries,
                                                               Inc. (from 1992 to 1994).

Joseph H. Dugan               Director                         Retired; Director of Excelsior Fund and

1. This director is considered to be an "interested person" of Excelsior Fund and Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                                                                 Principal Occupation During
                                 Position with                   Past 5 Years and
Name and Address                 the Companies                   Other Affiliations
----------------                 -------------                   ---------------------------

913 Franklin Lake Road                                         Excelsior Tax-Exempt Fund (since 1984);
Franklin Lakes, NJ  07417                                      Director of UST Master Variable Series, Inc.
Age: 73                                                        (from 1994 to June 1997); and Trustee of
                                                               Excelsior Institutional Trust (since 1995).

Wolfe J. Frankl               Director                         Retired; Director of Excelsior Fund and
2320 Cumberland Road                                           Excelsior Tax-Exempt Fund (since 1986);
Charlottesville, VA  22901                                     Director of UST Master Variable Series, Inc.
Age: 77                                                        (from 1994 to June 1997); Trustee of Excelsior
                                                               Institutional Trust (since 1995); Director,
                                                               Deutsche Bank Financial, Inc. (since 1989);
                                                               Director, The Harbus Corporation (since 1951);
                                                               and Trustee, HSBC Funds Trust and HSBC Mutual
                                                               Funds Trust (since 1988).

W. Wallace McDowell, Jr.      Director                         Director of Excelsior Fund and Excelsior
c/o Prospect Capital Corp.                                     Tax-Exempt Fund (since 1996); Trustee of
43 Arch Street                                                 Excelsior Institutional Trust and Excelsior
Greenwich, CT  06830                                           Funds  (since 1994); Private Investor (since
Age: 61                                                        1994); Managing Director, Morgan Lewis Githens
                                                               & Ahn (from 1991 to 1994); and Director, U.S.
                                                               Homecare Corporation (since 1992), Grossmans,
                                                               Inc. (from 1993 to 1996), Children's Discovery
                                                               Centers (since 1984), ITI Technologies, Inc.
                                                               (since 1992) and Jack Morton Productions (since
                                                               1987).

Jonathan Piel                 Director                         Director of Excelsior Fund and Excelsior
558 E. 87th Street                                             Tax-Exempt Fund (since 1996); Trustee of
New York, NY  10128                                            Excelsior Institutional Trust and Excelsior
Age: 59                                                        Funds (since 1994); Vice President and Editor,
                                                               Scientific American, Inc. (from 1986 to 1994);
                                                               Director, Group for The South Fork,
                                                               Bridgehampton, New York (since 1993); and
                                                               Member, Advisory Committee, Knight Journalism
                                                               Fellowships, Massachusetts Institute of
                                                               Technology (since 1984).

                                                                 Principal Occupation During
                                 Position with                   Past 5 Years and
Name and Address                 the Companies                   Other Affiliations
----------------                 -------------                   ---------------------------

Robert A. Robinson            Director                         Director of Excelsior Fund and Excelsior
Church Pension Fund                                            Tax-Exempt Fund (since 1987); Director of UST
800 Second Avenue                                              Master Variable Series, Inc. (from 1994 to June
New York, NY  10017                                            1997); Trustee of Excelsior Institutional Trust
Age: 72                                                        (since 1995); President Emeritus, The Church
                                                               Pension Fund and its affiliated companies
                                                               (since 1966); Trustee, H.B. and F.H. Bugher
                                                               Foundation and Director of its wholly owned
                                                               subsidiaries -- Rosiclear Lead and Flourspar
                                                               Mining Co. and The Pigmy Corporation (since
                                                               1984); Director, Morehouse Publishing Co.
                                                               (1974-1998); Trustee, HSBC Funds Trust and HSBC
                                                               Mutual Funds Trust (since 1982); and Director,
                                                               Infinity Funds, Inc. (since 1995).

Alfred C. Tannachion/1/       Director                         Retired; Director of  Excelsior Fund and
6549 Pine Meadows Drive                                        Excelsior Tax-Exempt Fund (since 1985);
Spring Hill, FL  34606                                         Chairman of the Board of Excelsior Fund and
Age: 72                                                        Excelsior Tax-Exempt Fund (1991-1997) and
                                                               Excelsior Institutional Trust (1996-1997);
                                                               President and Treasurer of Excelsior Fund and
                                                               Excelsior Tax-Exempt Fund (1994-1997) and
                                                               Excelsior Institutional Trust (1996-1997);
                                                               Chairman of the Board, President and Treasurer
                                                               of UST Master Variable Series, Inc.
                                                               (1994-1997); and Trustee of Excelsior
                                                               Institutional Trust (since 1995).

1. This director is considered to be an "interested person" of Excelsior Fund and Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                                                               Principal Occupation During
                              Position with                    Past 5 Years and
Name and Address              the Companies                    Other Affiliations
----------------              -------------                    ---------------------------

W. Bruce McConnel, III        Secretary                        Partner of the law firm of Drinker Biddle &
Philadelphia National                                          Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 55

Michael P. Malloy             Assistant Secretary              Partner of the law firm of Drinker Biddle &
Philadelphia National                                          Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 39

Edward Wang                   Assistant                        Manager of Blue Sky Compliance, Chase Global
Chase Global Funds            Secretary                        Funds Services Company (November 1996 to
 Services Company                                              present); and Officer and Manager of Financial
73 Tremont Street                                              Reporting, Investors Bank & Trust Company
Boston, MA  02108-3913                                         (January 1991 to November 1996).
Age: 37


John M. Corcoran              Assistant                        Vice President, Director of Fund
Chase Global Funds            Treasurer                        Administration, Chase Global Funds Services
  Services Company                                             Company (since April 1998); Vice President,
73 Tremont Street                                              Senior Manager of Fund Administration, Chase
Boston, MA  02108-3913                                         Global Funds Services Company (from July 1996
Age: 33                                                        to April 1998); Second Vice President, Manager
                                                               of Fund Administration, Chase Global Funds
                                                               Services Company (from October 1993 to July
                                                               1996); and Audit Manager, Ernst & Young LLP
                                                               (from August 1987 to September 1993).

          Each director receives an annual fee of $9,000 with respect to each Company plus a per-Company meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to the Companies. The employees of Chase Global Funds Services Company do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of the Companies. As of July 8, 1998, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.

          The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.

                                               Pension or
                                               Retirement        Total
                                                Benefits      Compensation
                                               Accrued as  from the Companies
                                Aggregate       Part of         and Fund
         Name of            Compensation from     Fund       Complex* Paid
     Person/Position          the Companies     Expenses      to Directors
     ---------------        -----------------  ----------  ------------------

Donald L. Campbell                    $33,000     None           $38,000(3)**
Director

Rodman L. Drake                       $30,000     None           $39,500(4)**
Director

Joseph H. Dugan                       $33,000     None           $38,000(3)**
Director

Wolfe J. Frankl                       $31,500     None           $36,500(3)**
Director

W. Wallace McDowell, Jr.              $28,500     None           $38,000(4)**
Director

Jonathan Piel                         $33,000     None           $43,000(4)**
Director

Robert A. Robinson                    $33,000     None           $38,000(3)**
Director

Alfred C. Tannachion                  $33,000     None           $38,000(3)**
Director

Frederick S. Wonham                   $43,000     None           $53,000(4)**
Chairman of the Board,
President and Treasurer

---------------------------

* The "Fund Complex" consists of Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Funds and Excelsior Institutional Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as Investment Adviser to the Funds. In the Investment Advisory Agreements, U.S. Trust has agreed to provide the services described in the Prospectuses. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Funds pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Funds.

          For the fiscal year ended March 31, 1998, the particular Company paid U.S. Trust advisory fees of $72,860, $260,708, $1,203,851, $99,010, $746,025 and
$545,298 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, U.S. Trust waived advisory fees totaling $21,549, $42,260, $243,873, $24,358, $133,635 and $89,459 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

          For the fiscal year ended March 31, 1997, the particular Company paid U.S. Trust New York advisory fees of $63,713, $217,254, $1,185,427, $95,564,
$741,452 and $457,137 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, U.S. Trust New York waived advisory fees totaling $21,478, $35,586, $77,751, $28,208, $140,769 and $69,305 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

          For the fiscal year ended March 31, 1996, the particular Company paid U.S. Trust New York advisory fees of $46,513, $187,185, $602,962, $116,249,
$754,048 and $391,724 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, U.S. Trust New York waived advisory fees totaling $20,410, $22,783, $46,807, $26,523, $117,024 and $47,791 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

          The Investment Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust Connecticut (the "Administrators") serve as the Funds' administrators. Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Funds' administrators pursuant to an administrative agreement substantially similar to the Administration Agreement currently in effect for the Funds. Prior to August 1, 1995, administrative services were provided to the Funds by CGFSC and Concord Holding Corporation (collectively, the "former administrators") under administration agreements having substantially the same terms as the Administration Agreements currently in effect.



          For the fiscal year ended March 31, 1998, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust $62,813, $383,863 and $189,687 in the aggregate with respect to the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, Excelsior Fund paid CGFSC, Federated Administrative Services and U.S. Trust $48,138,

$132,050 and $294,955 in the aggregate with respect to the ST Government, IT Income and Managed Income Funds, respectively. For the same period, CGFSC, Federated Administrative Services and U.S. Trust waived fees totaling $11, $390, $381, $104, $674 and $4,549 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

          For the fiscal year ended March 31, 1997, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $63,343, $387,111 and $160,259 in the aggregate with respect to the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, Excelsior Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $43,657, $110,146 and $258,438 in the aggregate with respect to the ST Government, IT Income and Managed Income Funds, respectively. For the same period, CGFSC, Federated Administrative Services and U.S. Trust New York waived fees totaling $1, $909, $468, $96, $489 and $1,651 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

          For the period August 1, 1995 through March 31, 1996, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $33,906, $258,662 and $91,594 in the aggregate with respect to the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, Excelsior Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $38,330, $64,035 and $89,196 in the aggregate with respect to the ST Government, IT Income and Managed Income Funds, respectively. For the same period, CGFSC, Federated Administrative Services and U.S. Trust New York waived administration fees totaling $30, $1,567, $412, $15,466, $494 and $1,782 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

          For the period April 1, 1995 through July 31, 1995, Excelsior Tax-Exempt Fund paid the former administrators $23,993, $124,638 and $41,586 in the aggregate with respect to the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively. For the same period, Excelsior Fund paid the former administrators $11,576, $26,526 and $43,727 in the aggregate with respect to the ST Government, IT Income and Managed Income Funds, respectively. For the same period, the former administrators waived administration fees totaling $64, $543, $474, $140, $820 and $160 with respect to the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds, respectively.

Shareholder Organizations
-------------------------

          As stated in the Prospectus, each Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (f) providing or arranging for the provision of other related services.

          The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

          For the fiscal years ended March 31, 1998, 1997 and 1996, payments to Shareholder Organizations under the Plans totaled $24,462, $28,304 and $26,684; $134,309, $141,258 and $118,114; $94,008, $70,956 and $22,586; $19,835, $21,479
and $20,504; $42,650, $36,495 and $24,893; and $51,215, $78,219 and $47,693 with respect to the Short-Term Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Income and Managed Income Funds, respectively. Of these respective amounts, $24,157, $28,304 and $26,684; $131,684, $139,275 and
$115,826; $78,373, $68,722 and $22,586; $19,800, $21,479 and $20,504; $41,041,
$36,495 and $21,217; and $48,468, $77,550 and $46,426 were paid to affiliates of
U.S. Trust with respect to the Short-Term Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Income and Managed Income Funds, respectively.

Expenses
--------

          Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank ("Chase") serves as custodian of the Funds' assets. Under the Custodian Agreements, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation.

          U.S. Trust New York serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from the Companies for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                                 PORTFOLIO TRANSACTIONS
                                 ----------------------

          Subject to the general control of the Companies' Boards of Directors, the Investment Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds' turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds' portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Prospectuses for the Funds' portfolio turnover rates.

          The Managed Income Fund's portfolio was restructured during the fiscal year ended March 31, 1998 following a change in such Fund's portfolio manager in August 1997. As a result, the Fund's portfolio turnover rate for the year was substantially higher than the turnover rates for prior fiscal years. The Investment Adviser expects that the Fund's portfolio turnover rate for the current fiscal year will be consistent with its historical average.

          Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or markdown. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

          The Investment Advisory Agreements between the Companies and the Investment Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The

Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Investment Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fee payable by the Funds. Such information may be useful to the Investment Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, the Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 1998, the

Managed Income Fund held the following securities of Excelsior Fund's regular brokers or dealers or their parents: a corporate bond issued by Morgan Stanley Dean Witter & Co. with a principal amount of $5,000,000; a corporate bond issued by Goldman Sachs Group with a principal amount of $5,000,000; and a corporate bond issued by Lehman Brothers Holdings with a principal amount of $5,000,000.


                                 INDEPENDENT AUDITORS
                                 --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 1998 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                 COUNSEL
                                 -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Companies, and Mr. Malloy, Assistant Secretary of the Companies, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to the Companies and will pass upon the legality of the Shares offered by the Prospectuses.


                   ADDITIONAL INFORMATION CONCERNING TAXES
                   ---------------------------------------

Generally
---------

          The following supplements the tax information contained in the Prospectuses.

          Each of the Funds is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, a Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, such Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          Each Fund intends to designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of Shares, if the shareholder has not held such Shares for at least six months, any loss on the sale or exchange of those Shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the Shares.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

Tax-Exempt Funds
----------------

          As stated in their Prospectus, the Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Tax-Exempt Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Tax-Exempt Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry a Tax-Exempt Fund's Shares generally is not deductible for Federal income tax purposes. In addition, if a shareholder holds Tax-Exempt Fund Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                         *             *            *



          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.

                      PERFORMANCE AND YIELD INFORMATION
                      ---------------------------------

Yields and Performance
----------------------

          The Funds may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for each Fund according to the following formula:

                            a-b
               Yield = 2 [(-------- + 1)/6/ - 1]
                            cd

          Where:         a =  dividends and interest earned during the period.

                         b =  expenses accrued for the period (net of
                              reimbursements).

                         c = average daily number of Shares outstanding that were entitled to receive dividends.

                         d = maximum offering price per Share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), each of the Funds computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each of the Funds calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by each of the Funds to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per Share (variable "d" in the formula).

          Based on the foregoing calculations, the effective yields for Shares of the Short-Term Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Income and Managed Income Funds for the 30-day period ended March 31, 1998 were 3.34%, 3.70%, 4.28%, 5.01%, 5.31% and 5.15%, respectively.

          The "tax-equivalent" yield of the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%. Based on the foregoing calculations, the tax-equivalent yields of the Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds for the 30-day period ended March 31, 1998 were 4.84%, 5.36% and 6.20%, respectively.

          Each Fund's "average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                           ERV  1/n/
                    T = [(-----) - 1]
                           P

               Where:     T = average annual total return.

                        ERV = ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                         P =  hypothetical initial payment of $1,000.

                         n = period covered by the computation, expressed in years.

          Each Fund may also advertise the "aggregate total return" for its Shares, which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                ERV
                    Aggregate Total Return = [(------)] - 1
                                                 P


          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV', in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

          Based on the foregoing calculations, the total returns for Shares of the Short-Term Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Income and Managed Income Funds for the one year period ended March 31, 1998 were 5.01%, 8.81%, 12.18%, 6.47%, 11.37% and 12.79%, respectively. The average annual total returns for the Short-Term Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Income and Managed Income Funds for the five year period ended March 31, 1998 were 3.99%, 6.09%, 8.01%, 4.96%, 6.13% and 6.61%, respectively. The average annual total returns for the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds for the ten year period ended March 31, 1998 were 7.16%, 9.62% and 9.12%, respectively.

          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

          The total return and yield of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes,
                                                    ----- --------  ------
Barron's, The Wall Street Journal and The New York Times, or in publications of
--------  --- ---- ------ -------     --- --- ---- -----
a local or regional nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciations of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and Shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectuses, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.

          As of July 8, 1998, U.S. Trust and its affiliates held of record substantially all of the Companies' outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

          As of July 8, 1998, the name, address and percentage ownership of each person that owned beneficially or of record 5% or more of the outstanding shares of a Fund were as follows: Short-Term Government Securities Fund:
                            -------------------------------------
International Planned Parenthood, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.65%; United States Trust Company of New York Trustee, FBO U.S. Trust Plan, c/o U.S. Trust Company of The Pacific Northwest, Attn: Jill Williams, 4380 S.W. Macadam Ave., Suite 450, Portland, Oregon 97201, 9.28%; and President and Director of Gonzaga College,
Attn: Dan Lahart, 19 Eye Street, N.W., Washington, D.C. 20001, 7.45%; Managed
                                                                      -------
Income Fund:  U.S. Trust Retirement Fund, c/o United States Trust Company of New
-----------
York, 114 West 47th Street, New York, New York 10036, 39.35%; and United States Trust Company of New York Trustee, FBO U.S. Trust Plan, Attn: Jill Williams, 4380 S.W. Macadam Ave., Suite 450, Portland, Oregon 97201, 5.56%; and Long-Term
                                                                      ---------
Tax-Exempt Fund:  Charles Schwab & Co., Inc., Special Custody A/C for Benefit of
---------------
Customers, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104, 7.44%.


                                 FINANCIAL STATEMENTS
                                 --------------------

          The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 1998 (the "1998 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 1998 Annual Reports are incorporated by reference herein. The financial statements included in the 1998 Annual Reports for the ST Government, IT Income, Managed Income, Short-Term Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 1998 Annual Reports and are incorporated herein by reference.
Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 1998 Annual Reports may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                 APPENDIX A
                                 ----------



Commercial Paper Ratings
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


     "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.




          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

          "A1" - Obligations are supported by the highest capacity for timely repayment.

          "A2" - Obligations are supported by a good capacity for timely repayment.

          "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

          "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

          "C" - Obligations for which there is a high risk of default or which are currently in default.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                  New York Intermediate-Term Tax-Exempt Fund




                      STATEMENT OF ADDITIONAL INFORMATION



                                August 1, 1998



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the New York Intermediate-Term Tax-Exempt Fund (the "Fund") of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1998 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Tax-Exempt Fund c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling
(800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------


                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVE AND POLICIES............................................1

      Additional Information on Portfolio Instruments........................1
      Special Considerations Relating to New York Municipal Obligations......6
      Additional Investment Limitations.....................................18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................19

INVESTOR PROGRAMS...........................................................21

     Systematic Withdrawal Plan.............................................21
     Exchange Privilege.....................................................21
     Other Investor Programs................................................22

DESCRIPTION OF CAPITAL STOCK................................................22

MANAGEMENT OF THE FUND......................................................24

     Directors and Officers.................................................24
     Investment Advisory and Administration Agreements......................29
     Shareholder Organizations..............................................31
     Expenses...............................................................32
     Custodian and Transfer Agent...........................................32

PORTFOLIO TRANSACTIONS......................................................33

INDEPENDENT AUDITORS........................................................35

COUNSEL.....................................................................35

ADDITIONAL INFORMATION CONCERNING TAXES.....................................35

     Federal................................................................35

PERFORMANCE AND YIELD INFORMATION...........................................37

MISCELLANEOUS...............................................................40

FINANCIAL STATEMENTS........................................................41

APPENDIX A.................................................................A-1

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

          The investment objective and policies of the Fund are described in the Prospectus. The following information supplements the description of the investment objective and policies as set forth in the Prospectus.


Additional Information on Portfolio Instruments
-----------------------------------------------

          Municipal Obligations
          ---------------------

          Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The two principal classifications of Municipal Obligations are "general obligation" and "revenue" issues, but the Fund's portfolio may also include "moral obligation" issues. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") described in the Prospectus and Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") will consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Fund's Prospectus. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.



          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

          Insured Municipal Obligations
          -----------------------------

          The Fund may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations as described in the Prospectus. Although insurance coverage for the Municipal Obligations held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

          Money Market Instruments
          ------------------------

          Certificates of deposit acquired by the Fund within the limits set forth in the Prospectus will be those of (i) domestic branches of U.S. banks which are members of the Federal Reserve System or are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or (ii) savings and loan associations which are insured by the Savings Association Insurance Fund of the FDIC. (The foregoing limitation does not preclude the Fund from acquiring Municipal Obligations which are backed by letters of credit issued by foreign banks.)

          Tax-exempt commercial paper purchased by the Fund will consist of issues rated at the time of purchase "A-3" or higher by S&P or "Prime-3" or better by Moody's or, if not rated, determined to be of comparable quality by the Investment Adviser. These rating symbols are described in Appendix A hereto.


          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

          When-Issued and Forward Transactions
          ------------------------------------

          When the Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

          The Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When the Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          Futures Contracts
          -----------------

          The Fund may invest in interest rate futures contracts and municipal bond index futures contracts. Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Successful use of futures by the Fund is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Miscellaneous
          -------------

          The Fund may not invest in oil, gas, or mineral leases.

Special Considerations Relating to New York Municipal Obligations
-----------------------------------------------------------------

          Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy.  New York State (the "State") is the third most populous state in
-------------
the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

          The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.

          Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

          There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



State Budget.  The State Constitution requires the governor (the "Governor") to
------------
submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

          The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

          The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

          The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

          The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

          Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief; the phase-out of the assessments on medical providers; and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

          On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

          The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

          The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

          The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

          The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

          Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

          The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors may be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.

          In the past, the State has taken management actions and has made use of internal sources to address potential State financial plan shortfalls. The Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

Recent Financial Results.  The General Fund is the principal operating fund of
------------------------
the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

          The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.

          The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF") and a $65 million balance in the Contingency Reserve Fund ("CRF").

          As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.

Debt Limits and Outstanding Debt.  There are a number of methods by which the
--------------------------------
State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the
                      ----
borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues by issuing tax and revenue anticipation notes and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

          In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State and stated that the outlook for the State's general obligations is stable.

          The State anticipates that its capital programs will be financed in part by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

          The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

          As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation.  Certain litigation pending against New York State or its officers
----------
or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.

          Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97 and $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

          The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings may affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings may exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

          Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities.  The fiscal stability of New York State is related, in part, to the
-----------
fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets may be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities.  The fiscal health of the State of New York
----------------------------------
may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's debt from Baa1 to A3.

          New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.



          Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

          On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP.
The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

          The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

          In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

          The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

          Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the financial plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the financial plan; and enacted a State funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 is expected to increase tax revenues in the 1998 fiscal year.

          Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market; wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan; employment growth; the ability to implement proposed reductions in City personnel and other cost reduction initiatives; the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues; the ability to complete revenue generating transactions; provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform; and any future legislation affecting Medicare or other entitlements.

          Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

          Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million gwill be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantially increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations, which may be changed only by a vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

          The Fund may not:

          1. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

          2. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting;

          4. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

          5. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

          6. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

          7. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

          8. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Excelsior Tax-Exempt Fund has authorized certain brokers to accept on its behalf purchase, exchange and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Excelsior Tax-Exempt Fund. Excelsior Tax-Exempt Fund will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order.


          Shares of the Fund are offered for sale at their net asset value per Share next computed after a purchase order is received in good order by Excelsior Tax-Exempt Fund's sub-transfer agent or after a purchase order is accepted by an authorized broker or designated intermediary. Similarly, an order for the exchange or redemption of Shares will receive the net asset value per Share next computed after the order is received in good order by Excelsior Tax-Exempt Fund's sub-transfer agent or after the order is accepted by an authorized broker or designated intermediary.

          Prior to February 14, 1997, Shares of the Fund were offered for sale with a maximum sales charge of 4.50%. No sales charges were imposed in connection with sales of Shares of the Fund during the fiscal years ended March 31, 1997 and 1996.

          Excelsior Tax-Exempt Fund may suspend the right of redemption or postpone the date of payment for Shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market price of the Fund's portfolio securities.

          Excelsior Tax-Exempt Fund reserves the right to honor any request for redemption or repurchase of the Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Tax-Exempt Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, Excelsior Tax-Exempt Fund may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or to other transactions involving
---------
securities that meet the investment objective and policies of the Fund.

                                 INVESTOR PROGRAMS
                                 -----------------


Systematic Withdrawal Plan
--------------------------

          An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

     (1)  A fixed-dollar withdrawal;

     (2)  A fixed-share withdrawal;

     (3) A fixed-percentage withdrawal (based on the current value of the account); or

     (4)  A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Fund's sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of the Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.


Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of any other portfolio of Excelsior Tax-Exempt Fund or Excelsior Funds, Inc. ("Excelsior Fund" and, collectively with Excelsior Tax-Exempt Fund, the "Companies") or for Trust Shares of Excelsior Institutional Trust. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust.
In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. The Companies and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of

Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.


Other Investor Programs
-----------------------

          As described in the Prospectus, Shares of the Fund may be purchased in connection with the Automatic Investment Program. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.


                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock and to classify or reclassify any unissued shares of Excelsior Tax-Exempt Fund into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which Excelsior Tax-Exempt Fund's authorized capital is currently classified. Prior to December 28, 1995, Excelsior Tax-Exempt Fund was known as "UST Master Tax-Exempt Funds, Inc."

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of Excelsior Tax-Exempt Fund's portfolios, of any general assets of Excelsior Tax-Exempt Fund not belonging to any particular portfolio of Excelsior Tax-Exempt Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Tax-Exempt Fund, its shareholders will be entitled to the same distribution process.

          Shareholders of Excelsior Tax-Exempt Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the outstanding shares of Excelsior Tax-Exempt Fund may elect all of Excelsior Tax-Exempt Fund's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Tax-Exempt Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of Excelsior Tax-Exempt Fund voting without regard to class.

          Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of Excelsior Tax-Exempt Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at their net asset value or converted into shares of another class of Excelsior Tax-Exempt Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Tax-Exempt Fund's Common Stock (or of the Shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Tax-Exempt Fund's Charter, Excelsior Tax-Exempt Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of Excelsior Tax-Exempt Fund voting without regard to class.

                            MANAGEMENT OF THE FUND
                            ----------------------


Directors and Officers
----------------------

          The directors and executive officers of Excelsior Tax-Exempt Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------
Frederick S. Wonham/1/                      Chairman of the Board,        Retired; Director of Excelsior Fund
238 June Road                               President & Treasurer         and Excelsior Tax-Exempt Fund (since
Stamford, CT  06903                                                       1995); Trustee of Excelsior Funds and
Age:  67                                                                  Excelsior Institutional Trust (since
                                                                          1995); Vice Chairman of U.S. Trust
                                                                          Corporation and U.S. Trust New York
                                                                          (from February 1990 until September
                                                                          1995); and Chairman, U.S. Trust
                                                                          Connecticut (from March 1993 to May
                                                                          1997).

Donald L. Campbell                          Director                      Retired; Director of Excelsior Fund
333 East 69th Street                                                      and Excelsior Tax-Exempt Fund (since
Apt. 10-H                                                                 1984); Director of UST Master
New York, NY  10021                                                       Variable Series, Inc. (from 1994 to
Age: 72                                                                   June 1997); Trustee of Excelsior
                                                                          Institutional Trust (since 1995); and
                                                                          Director, Royal Life Insurance Co. of
                                                                          New York (since 1991).

------------------------
/1/ This director is considered to be an "interested person" of Excelsior
    Tax-Exempt Fund as defined in the 1940 Act.

                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------
Rodman L. Drake                             Director                      Director, Excelsior Fund and
Continuation Investments Group, Inc.                                      Excelsior Tax-Exempt Fund (since
1251 Avenue of the Americas, 9/(th)/ Floor                                1996); Trustee, Excelsior
New York, NY  10020                                                       Institutional Trust and Excelsior
Age: 55                                                                   Funds (since 1994); Director, Parsons
                                                                          Brinkerhoff Energy Services Inc.
                                                                          (since 1996); Director, Parsons
                                                                          Brinkerhoff, Inc. (engineering firm)
                                                                          (since 1995);  President,
                                                                          Continuation Investments Group, Inc.
                                                                          (since 1997); President, Mandrake
                                                                          Group (investment and consulting
                                                                          firm) (1994-1997); Director, Hyperion
                                                                          Total Return Fund, Inc. and four
                                                                          other funds for which Hyperion
                                                                          Capital Management, Inc. serves as
                                                                          investment adviser (since 1991);
                                                                          Co-Chairman, KMR Power Corporation
                                                                          (power plants) (from 1993 to 1996);
                                                                          Director, The Latin America Smaller
                                                                          Companies Fund, Inc. (since 1993);
                                                                          Member of Advisory Board, Argentina
                                                                          Private Equity Fund L.P. (from 1992
                                                                          to 1996) and Garantia L.P. (Brazil)
                                                                          (from 1993 to 1996); and Director,
                                                                          Mueller Industries, Inc. (from 1992
                                                                          to 1994).

Joseph H. Dugan                             Director                      Retired; Director of Excelsior Fund
913 Franklin Lake Road                                                    and Excelsior Tax-Exempt Fund (since
Franklin Lakes, NJ  07417                                                 1984); Director of UST Master
Age:  73                                                                  Variable Series, Inc. (from 1994 to
                                                                          June 1997); and Trustee of Excelsior
                                                                          Institutional Trust (since 1995).

Wolfe J. Frankl                             Director                      Retired; Director of Excelsior Fund
2320 Cumberland Road                                                      and Excelsior Tax-Exempt Fund (since
Charlottesville, VA                                                       1986); Director of UST Master
22901                                                                     Variable Series, Inc. (from 1994 to
Age: 77                                                                   June 1997); Trustee of Excelsior
                                                                          Institutional Trust (since 1995);
                                                                          Director, Deutsche Bank Financial,
                                                                          Inc. (since 1989); Director, The
                                                                          Harbus Corporation (since 1951); and
                                                                          Trustee, HSBC Funds Trust and HSBC
                                                                          Mutual Funds Trust (since 1988).

                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------
W. Wallace McDowell, Jr.                    Director                      Director, Excelsior Fund and
c/o Prospect Capital                                                      Excelsior Tax-Exempt Fund (since
  Corp.                                                                   1996); Trustee, Excelsior
43 Arch Street                                                            Institutional Trust and Excelsior
Greenwich, CT  06830                                                      Funds (since 1994); Private Investor
Age:  61                                                                  (since 1994); Managing Director,
                                                                          Morgan Lewis Githens & Ahn (from 1991
                                                                          to 1994); and Director, U.S. Homecare
                                                                          Corporation (since 1992), Grossmans,
                                                                          Inc. (from 1993 to 1996), Children's
                                                                          Discovery Centers (since 1984), ITI
                                                                          Technologies, Inc. (since 1992) and
                                                                          Jack Morton Productions (since 1987).

Jonathan Piel                               Director                      Director, Excelsior Fund and
558 E. 87th Street                                                        Excelsior Tax-Exempt Fund (since
New York, New York  10128                                                 1996); Trustee, Excelsior
Age:  59                                                                  Institutional Trust and Excelsior
                                                                          Funds (since 1994); Vice President
                                                                          and Editor, Scientific American, Inc.
                                                                          (from 1986 to 1994); Director, Group
                                                                          for The South Fork, Bridgehampton,
                                                                          New York (since 1993); and Member,
                                                                          Advisory Committee, Knight Journalism
                                                                          Fellowships, Massachusetts Institute
                                                                          of Technology (since 1984).

Robert A. Robinson                          Director                      Director of Excelsior Fund and
Church Pension Fund                                                       Excelsior Tax-Exempt Fund (since
800 Second Avenue                                                         1987); Director of UST Master
New York, NY 10017                                                        Variable Series, Inc. (from 1994 to
Age: 72                                                                   June 1997); Trustee of Excelsior
                                                                          Institutional Trust (since 1995);
                                                                          President Emeritus, The Church
                                                                          Pension Fund and its affiliated
                                                                          companies (since 1966); Trustee, H.B.
                                                                          and F.H. Bugher Foundation and
                                                                          Director of its wholly-owned
                                                                          subsidiaries--Rosiclear Lead and
                                                                          Flourspar Mining Co. and The Pigmy
                                                                          Corporation (since 1984); Director,
                                                                          Morehouse Publishing Co. (1974-1995);
                                                                          Trustee, HSBC Funds Trust and HSBC
                                                                          Mutual Funds Trust (since 1982); and
                                                                          Director, Infinity Funds, Inc. (since
                                                                          1995).

                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------
Alfred C. Tannachion/2/                     Director                      Retired; Director of Excelsior Fund
6549 Pine Meadows Drive                                                   and Excelsior Tax-Exempt Fund (since
Spring Hill, FL  34606                                                    1985); Chairman of the Board of
Age:  72                                                                  Excelsior Fund and Excelsior
                                                                          Tax-Exempt Fund (1991-1997) and
                                                                          Excelsior Institutional Trust
                                                                          (1996-1997); President and Treasurer
                                                                          of Excelsior Fund and Excelsior
                                                                          Tax-Exempt Fund (1994-1997) and
                                                                          Excelsior Institutional Trust
                                                                          (1996-1997); Chairman of the Board,
                                                                          President and Treasurer of UST Master
                                                                          Variable Series, Inc. (1994-1997);
                                                                          and Trustee of Excelsior
                                                                          Institutional Trust (since 1995).

W. Bruce McConnel, III                      Secretary                     Partner of the law firm of Drinker
Philadelphia National Bank Building                                       Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA 19107-3497
Age:  55

Michael P. Malloy                           Assistant Secretary           Partner of the law firm of Drinker
Philadelphia National Bank Building                                       Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA  19107-3497
Age:  39

Edward Wang                                 Assistant Secretary           Manager of Blue Sky Compliance, Chase
Chase Global Funds                                                        Global Funds Services Company
  Services Company                                                        (November 1996 to present); and
73 Tremont Street                                                         Officer and Manager of Financial
Boston, MA  02108-3913                                                    Reporting, Investors Bank & Trust
Age:  37                                                                  Company (January 1991 to November
                                                                          1996).


--------------------
/2/ This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------
John M. Corcoran                            Assistant Treasurer           Vice President, Director of Fund
Chase Global Funds                                                        Administration, Chase Global Funds
  Services Company                                                        Services Company (since April 1998);
73 Tremont Street                                                         Vice President, Senior Manager of
Boston, MA 02108-3913                                                     Fund Administration, Chase Global
Age:  33                                                                  Funds Services Company (from July
                                                                          1996 to April 1998); Second Vice
                                                                          President, Manager of Fund
                                                                          Administration, Chase Global Funds
                                                                          Services Company (from October 1993
                                                                          to July 1996); and Audit Manager,
                                                                          Ernst & Young LLP (from August 1987
                                                                          to September 1993).


          Each director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to Excelsior Tax-Exempt Fund. The employees of Chase Global Funds Services Company do not receive any compensation from Excelsior Tax-Exempt Fund for acting as officers of Excelsior Tax-Exempt Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Tax-Exempt Fund. As of July 8, 1998, the directors and officers of Excelsior Tax-Exempt Fund as a group owned beneficially less than 1% of the outstanding Shares of Excelsior Tax-Exempt Fund, and less than 1% of the outstanding shares of all funds of Excelsior Tax-Exempt Fund in the aggregate.

          The following chart provides certain information about the fees received by Excelsior Tax-Exempt Fund's directors in the most recently completed fiscal year.

                                                Pension or
                                                Retirement         Total
                                                 Benefits    Compensation from
                                 Aggregate      Accrued as  Excelsior Tax-Exempt
                             Compensation from   Part of       Fund and Fund
   Name of                       Excelsior         Fund        Complex* Paid
Person/Position               Tax-Exempt Fund    Expenses       to Directors
---------------               ---------------   ----------  --------------------
Donald L. Campbell                $15,000          None          $38,000(3)**
Director

Rodman L. Drake                   $13,500          None          $39,500(4)**
Director

Joseph H. Dugan                   $15,000          None          $38,000(3)**
Director

Wolfe J. Frankl                   $15,000          None          $36,500(3)**
Director

W. Wallace McDowell,
 Jr.                              $13,500          None          $38,000(4)**
Director

Jonathan Piel                     $15,000          None          $43,000(4)**
Director

Robert A. Robinson                $15,000          None          $38,000(3)**
Director

Alfred C. Tannachion              $15,000          None          $38,000(3)**
Director

Frederick S. Wonham               $20,000          None          $53,000(4)**
Chairman of the Board,
President and Treasurer


-----------------------

* The "Fund Complex" consists of Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Funds and Excelsior Institutional Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.


Investment Advisory and Administration Agreements
-------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as Investment Adviser to the Fund. In the Investment Advisory Agreement, the Investment Adviser has agreed to provide the services described in the Prospectus. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Fund pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Fund.

          For the fiscal year ended March 31, 1998, Excelsior Tax-Exempt Fund paid U.S. Trust advisory fees of $549,765 with respect to the Fund. For the same period, U.S. Trust waived advisory fees totaling $33,485 with respect to the Fund.

          For the fiscal years ended March 31, 1997 and 1996, Excelsior Tax-Exempt Fund paid U.S. Trust New York advisory fees of $451,669 and $450,208,
respectively, with respect to the Fund.   For the same periods, U.S. Trust New
York waived advisory fees totaling $30,358 and $22,385, respectively, with respect to the Fund.

          The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this agreement, except that the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust Connecticut (the "Administrators") serve as the Fund's administrators. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses, if any, of the Fund. The Administrators prepare semiannual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in all aspects of the Fund's operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Fund's administrators pursuant to an administrative agreement substantially similar to the Administration Agreement currently in effect for the Fund. Prior to August 1, 1995, administrative services were provided to the Fund by CGFSC and Concord Holding Corporation (collectively, the "former administrators") under an administration agreement having substantially the same terms as the Administration Agreement currently in effect.

          For the fiscal year ended March 31, 1998, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services, and U.S. Trust $178,440 in the aggregate with respect to the Fund. For the same period, CGFSC, Federated Administrative Services and U.S. Trust waived administration fees totaling $34 with respect to the Fund.

          For the fiscal year ended March 31, 1997, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $148,160 in the aggregate with respect to the Fund. For the same period, CGFSC, Federated Administrative Services and U.S. Trust New York waived administration fees totaling $50 with respect to the Fund.

          For the period August 1, 1995 through March 31, 1996, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York $98,971 in the aggregate with respect to the Fund. For the same period, CGFSC, Federated Administrative Services and U.S. Trust New York waived administration fees totaling $41 with respect to the Fund.

          For the period April 1, 1995 through July 31, 1995, Excelsior Tax-Exempt Fund paid the former administrators $46,815 in the aggregate with respect to the Fund. For the same period, the former administrators waived administration fees totaling $160 with respect to the Fund.

Shareholder Organizations
-------------------------

          As stated in the Prospectus, Excelsior Tax-Exempt Fund has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recorder of Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from Excelsior Tax-Exempt Fund to Customers; and (f) providing or arranging for the provision of other related services.

          Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Tax-Exempt Fund. Pursuant to the Plan, Excelsior Tax-Exempt Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of Excelsior Tax-Exempt Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Tax-Exempt Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of Excelsior Tax-Exempt Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Tax-Exempt Fund will be committed to the discretion of such Disinterested Directors.

          For the fiscal years ended March 31, 1998, 1997 and 1996, payments to Shareholder Organizations totaled $33,519, $30,408 and $22,586, respectively, with respect to the Fund, of which $33,418, $30,408 and $22,586, respectively, was paid to affiliates of U.S. Trust.


Expenses
--------

          Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Such expenses include: taxes; interest; fees (including fees paid to Excelsior Tax-Exempt Fund's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for any brokerage fees and commissions in connection with the purchase of portfolio securities.


Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank ("Chase") serves as custodian of the Fund's assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

          U.S. Trust New York also serves as the Fund's transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to:
(i) issue and redeem Shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Tax-Exempt Fund for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of Excelsior Tax-Exempt Fund's Board of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities.

          The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Fund's turnover rate may be higher than that of many other investment companies with similar investment objectives and policies. The Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Prospectus for the Fund's portfolio turnover rate.

          Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

          The Investment Advisory Agreement provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Tax-Exempt Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of Excelsior Tax-Exempt Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the fixed-income market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fee payable by the Fund. Such information may be useful to the Investment Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Fund.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          Excelsior Tax-Exempt Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parents held by the Fund as of the close of the most recent fiscal year. As of March 31, 1998, the Fund did not hold any securities of Excelsior Tax-Exempt Fund's regular brokers or dealers or their parents.

                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Tax-Exempt Fund. The Fund's Financial Highlights included in the Prospectus and the financial statements for the fiscal year ended March 31, 1998 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their report thereon which appears therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of Excelsior Tax-Exempt Fund, and Mr. Malloy, Assistant Secretary of Excelsior Tax-Exempt Fund, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to Excelsior Tax-Exempt Fund and will pass upon the legality of the Shares offered by the Prospectus.


                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Federal
-------

          The following supplements the tax information contained in the Prospectus.

          The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified and intends to continue to qualify as a regulated investment company. If, for any reason, the Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, the Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          As stated in the Prospectus, the Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund will not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for the Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's Shares generally is not deductible for Federal income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Any net long-term capital gains realized by the Fund will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

                            *         *          *

          The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                       PERFORMANCE AND YIELD INFORMATION
                       ---------------------------------

          The Fund may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for the Fund according to the following formula:

                           a-b
               Yield = 2 [(----- + 1)/(6)/ - 1]
                            cd

     Where:    a =  dividends and interest earned during the period.

               b =  expenses accrued for the period (net of reimbursements).

               c = average daily number of Shares outstanding that were entitled to receive dividends.

               d = maximum offering price per Share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), the Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per Share (variable "d" in the formula).

          Based on the foregoing calculations, the Fund's standardized effective yield for the 30-day period ended March 31, 1998 was 3.45%.

          The "tax-equivalent" yield of the Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%.

          Based on the foregoing calculation, the tax-equivalent yield of the Fund for the 30-day period ended March 31, 1998 was 5.00%.

          The Fund's "average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                      ERV  /1/n/
               T = [(-----) - 1]
                       P

     Where:    T   =  average annual total return.

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

               P   =  hypothetical initial payment of $1,000.

               n   =  period covered by the computation, expressed in years.

          The calculation is made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The average annual total returns for the Fund's Shares for the one year period ended March 31, 1998, the five year period ended March 31, 1998 and for the period from commencement of operations (May 31, 1990) to March 31, 1998 were 8.35%, 5.47% and 6.58%, respectively.

          The Fund may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

          The total return and yield of the Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes,
                                                    ----- --------  ------
Barron's, The Wall Street Journal and The New York Times, or in publications of
--------  --- ---- ------ -------     --- --- ---- -----
a local or regional nature, may also be used in comparing the performance of the Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of the Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected the Fund's performance.

          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciations of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and Shares of the Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectus, "assets belonging to the Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Tax-Exempt Fund not belonging to a particular portfolio of Excelsior Tax-Exempt Fund. In determining the net asset value of the Fund's Shares, assets belonging to the Fund allocable to Shares are charged with the direct liabilities of the Fund allocable to Shares and with a share of the general liabilities of Excelsior Tax-Exempt Fund which are normally allocated in proportion to the relative asset values of Excelsior Tax-Exempt Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Tax-Exempt Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

          As of July 8, 1998, U.S. Trust and its affiliates held of record substantially all of Excelsior Tax-Exempt Fund's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

          As of July 8, 1998, no person beneficially owned 5% or more of the outstanding Shares of the Fund.


                             FINANCIAL STATEMENTS
                             --------------------

          The audited financial statements and notes thereto in Excelsior Tax-Exempt Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 (the "1998 Annual Report") for the Fund are incorporated in this Statement of Additional Information by reference. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report for the Fund have been audited by Excelsior Tax-Exempt Fund's independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 1998 Annual Report and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 1998 Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                 APPENDIX A
                                 ----------

Commercial Paper Ratings
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.

          The three rating categories of Duff & Phelps for investment grade
commercial paper and short-term debt are "D-1," "D-2" and "D-3."   Duff & Phelps
employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.



Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson
BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC", "CC" and "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.



          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC" and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                       California Tax-Exempt Income Fund












                      STATEMENT OF ADDITIONAL INFORMATION



                                August 1, 1998



This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the California Tax-Exempt Income Fund (the "Fund") of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated August 1, 1998 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Tax-Exempt Fund c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling (800) 446-1012.

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
INVESTMENT OBJECTIVE AND POLICIES.........................................    1

     Additional Information on Portfolio Instruments......................    1
     Special Considerations Relating to California Municipal Obligations..    6
     Additional Investment Limitations....................................   20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................   21

INVESTOR PROGRAMS.........................................................   22

     Systematic Withdrawal Plan...........................................   22
     Exchange Privilege...................................................   23
     Other Investor Programs..............................................   23

DESCRIPTION OF CAPITAL STOCK..............................................   23

MANAGEMENT OF THE FUND....................................................   25

     Directors and Officers...............................................   25
     Investment Advisory, Sub-Advisory and Administration Agreements......   32
     Shareholder Organizations............................................   33
     Expenses.............................................................   34
     Custodian and Transfer Agent.........................................   34

PORTFOLIO TRANSACTIONS....................................................   35

INDEPENDENT AUDITORS......................................................   37

COUNSEL...................................................................   37

ADDITIONAL INFORMATION CONCERNING TAXES...................................   37

     Federal..............................................................   37
     California...........................................................   39

PERFORMANCE AND YIELD INFORMATION.........................................   41

MISCELLANEOUS.............................................................   44

FINANCIAL STATEMENTS......................................................   44

APPENDIX A................................................................  A-1

                       INVESTMENT OBJECTIVE AND POLICIES
                       ---------------------------------

          The investment objective and policies of the Fund are described in the Prospectus. The following information supplements the description of the investment objective and policies as set forth in the Prospectus.

Additional Information on Portfolio Instruments
-----------------------------------------------

          Municipal Obligations
          ---------------------

          Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

          The two principal classifications of Municipal Obligations are "general obligation" and "revenue" issues, but the Fund's portfolio may also include "moral obligation" issues. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") described in the Prospectus and Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. United States Trust Company of New York ("U.S. Trust New York"), U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, the "Investment Adviser" or "U.S. Trust") and U.S. Trust Company, N.A., the Fund's sub-adviser (the "Sub-Adviser"), will consider such an event in determining whether the Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Fund's Prospectus. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. The Fund, Investment Adviser and Sub-Adviser will not review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.



          Insured Municipal Obligations
          -----------------------------

          The Fund may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations as described in the Prospectus. Although insurance coverage for the Municipal Obligations held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

          Money Market Instruments
          ------------------------

          Certificates of deposit acquired by the Fund within the limits set forth in the Prospectus will be those of (i) domestic branches of U.S. banks which are members of the Federal Reserve System or are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or (ii) savings and loan associations which are insured by the Savings Association Insurance Fund of the FDIC. (The foregoing limitation does not preclude the Fund from acquiring Municipal Obligations which are backed by letters of credit issued by foreign banks.)

          Tax-exempt commercial paper purchased by the Fund will consist of issues rated at the time of purchase "A-3" or higher by S&P or "Prime-3" or better by Moody's or, if not rated, determined to be of comparable quality by the Investment Adviser. These rating symbols are described in Appendix A hereto.

          Repurchase Agreements
          ---------------------

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

          When-Issued and Forward Transactions
          ------------------------------------

          When the Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

          The Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When the Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          Stand-By Commitments
          --------------------

          The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's or Sub-Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser or Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

          Futures Contracts
          -----------------

          The Fund may invest in interest rate futures contracts and municipal bond index futures contracts. Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Successful use of futures by the Fund is also subject to the Investment Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sale of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Miscellaneous
          -------------

          The Fund may not invest in oil, gas, or mineral leases.

Special Considerations Relating to California Municipal Obligations
-------------------------------------------------------------------

          Some of the significant financial considerations relating to the Fund's investment in California Municipal Obligations are summarized below.
This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of California Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California.

Economic Factors
----------------

Fiscal Years Prior to 1995-96

          Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions and growth of the largest General Fund Programs -- K-14 education, health, welfare and corrections -- at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent Federal and state welfare reform initiatives.

          As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had periods of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve -- the Special Fund for the Economic Uncertainties ("SFEU") -- approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including: significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

          Despite these budget actions, as noted above, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficit in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 Fiscal Year.

          Another consequence of the accumulated budget deficit, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

          For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted above. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July 1994 and matured on April 25, 1996.

1995-96 and 1996-97 Fiscal Years

          With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the 1990's, totaling $281 million as of June 30, 1997. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

          In each of these two fiscal years, the State budget contained the following major features:

          1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. This new money allowed several new education initiatives to be funded, and raised K-12 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "Constitutional, Legislative and Other Factors-- Proposition 98" below.

          2. The budgets restrained health and welfare spending levels, holding to the reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the Federal government. The State also attempted to shift to the Federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and Federal welfare reform also helped, but as a whole the Federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

          3. General Fund support for the University of California and the California State University system grew by an average of 5.2% and 3.3% per year, respectively, and there were no increases in student fees.

          4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

          5. There were no tax increases, and starting January 1, 1997, there was a 5.0% cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

          As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (about $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced Federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

1997-98 Fiscal Year

          Background
          ----------

          On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion, resulting in an anticipated budget reserve in the SFEU of about $550 million. The Proposed Budget included provisions for a further 10% cut in Bank and Corporation Taxes, which ultimately was not enacted by the Legislature.

          At the time of the Department of Finance May Revision, released on May 14, 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy. Budget negotiations continued into the summer, with major issues to be resolved including final agreement on State welfare reform, an increase in State employee salaries and consideration of the tax cut proposed by the Governor.

          In May 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v Wilson, which made final a judgment against the State
                 -------------
requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97. In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of an annual claims bill in the 1998-99 Budget.

Fiscal Year 1997-98 Budget Act

          Following the transfer of funds to the PERF, final agreement was reached within a few weeks on the welfare package and the remainder of the budget. The Legislature passed the Budget Bill on August 11 1997, along with numerous related bills to implement its provisions. Agreement was not finally reached at that time on one aspect of the budget plan, concerning the Governor's proposal for a comprehensive educational testing program.

          On August 18, 1997, the Governor signed the Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Approximately $200 million of this amount was restored in subsequent legislation passed before the end of the Legislative Session.

          The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8% increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0% increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Subsequent to the Budget Act enactment, the State undertook its normal cash flow borrowing program by issuing $3.0 billion of Notes which mature June 30, 1998.

          The following were major features of the 1997-98 Budget Act:

          1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives. (See "Constitutional, Legislative and Other Factors -- Proposition 98" below.)

          2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

          3. Continuing the third year of a four-year "compact" which the Administration had made with higher education units, funding from the General Fund for the University of California and the California State University system was increased by approximately 6.0% ($121 million and $107 million, respectively). There was no increase in student fees.

          4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

          5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

          6. Unlike prior years, this Budget Act did not depend on uncertain Federal budget actions. About $300 million in general funds, already included in the Federal Fiscal Year 1997 and 1998 budgets, were included in the Budget Act, to offset incarceration costs for illegal aliens.

          7. The Budget Act contained no tax increases, and no tax reductions. The Renter's Tax Credit was suspended for another year, saving approximately $500 million. The Legislature has not made any decision on conformity of State tax laws to the recent Federal tax reduction bill; a comprehensive review of this subject is expected to take place next year.

          At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the Federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

          The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

Proposed 1998-99 Fiscal Year Budget

          On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7%) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

          Total General Fund expenditures for 1998-99 are recommended at $55.4 billion, an increase of $2.4 billion (4.5%) above the revised 1997-98 level.
The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments in PERS v. Wilson (see "1997-98 Fiscal
                                           --------------
Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level of PERS liability at June 30, 1998.
                   ----

          The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

          The Orange County Bankruptcy. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

          In April 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Settlement discussions involving a number of the defendants have occurred and some agreements in principle have been reached. However, until any such agreements become final and any remaining litigation is resolved, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

          In May 1996, a taxpayer action was filed against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority"), challenging the validity of a lease revenue financing involving a lease (the "San Diego Lease") having features similar to the leases commonly used in California lease-based financings such as certificates of participation (the "Rider Case"). The Rider Case plaintiffs alleged that voter approval is required for the San Diego Lease because: (a) the lease constituted indebtedness prohibited by Article XVI, Section l8 of the California Constitution without a two-thirds vote of the electorate; and (b) San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority (of which San Diego is a member), to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment. the trial court rejected the plaintiffs' arguments and ruled that the San Diego Lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which affirmed the validity of the San Diego Lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the Court granted the plaintiff's petition for review. A decision from the Supreme Court is expected to be decided within the 1998 term.

Constitutional, Legislative and Other Factors
---------------------------------------------

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

          Revenue Distribution. Certain Municipal Obligations held by the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

          Health Care Legislation. Certain Municipal Obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Obligations.

          The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

          Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

          California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payers limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

          These Municipal Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Municipal Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and

Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and recommended that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

          Mortgages and Deeds. Certain Municipal Obligations held by the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

          Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

          In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

          Certain Municipal Obligations held by the Fund may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

          Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

          Proposition 13. Certain Municipal Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

          Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

          Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

          Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

          Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

          During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged
                   -----------------------------------------
the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

          Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

          Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

          1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

          2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

          3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

          4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

          5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

          6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

          7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

          8. Permits these provisions to be amended exclusively by the voters of the State of California.

          In September 1988, the California Court of Appeal in City of
                                                               -------
Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511
-------------------------------
(Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d
                              -------------------------
1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the
                                                     -------------------
City of Woodlake decisions.
----------------

          In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28,
             ------------------------------------------------------
1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e,
                      ----- ------  --------
the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the
----------------
correctness of the City of Westminster decision, because that case appeared
                   -------------------
distinguishable, was not relied on by the parties in Guardino, and involved
                                                     --------
taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.
                ----------------

          Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an
    --------
ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

          Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

          Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

          Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

          The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

          Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain
"assessments" for municipal services and programs.   "Assessment" is defined to
mean any levy or charge upon real property for a special benefit conferred upon the real property.

          Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenue exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

          Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

Additional Investment Limitations
---------------------------------

          In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations, which may be changed only by a vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

          The Fund may not:

          1. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

          2. Purchase securities on margin, make short sale of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options;

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting;

          4. Purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein;

          5. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options;

          6. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options;

          7. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation; and

          8. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

          Excelsior Tax-Exempt Fund has authorized certain brokers to accept on its behalf purchase, exchange and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Excelsior Tax-Exempt Fund. Excelsior Tax-Exempt Fund will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order.

          Shares of the Fund are offered for sale at their net asset value per Share next computed after a purchase order is received in good order by Excelsior Tax-Exempt Fund's sub-transfer agent or after a purchase order is accepted by an authorized broker or designated intermediary. Similarly, an order for the exchange or redemption of Shares will receive the net asset value per Share next computed after the order is received in good order by Excelsior Tax-Exempt Fund's sub-transfer agent or after the order is accepted by an authorized broker or designated intermediary.

          Prior to February 14, 1997, Shares of the Fund were offered for sale with a maximum sales charge of 4.50%. For the fiscal period ended March 31, 1997, total sales charges paid by shareholders of the Fund were $1,126. All such sales charges were paid to selling dealers.

          Excelsior Tax-Exempt Fund may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market price of the Fund's portfolio securities.

          Excelsior Tax-Exempt Fund reserves the right to honor any request for redemption or repurchase of the Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Tax-Exempt Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, Excelsior Tax-Exempt Fund may, in its discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving
---------
securities that meet the investment objective and policies of the Fund.

                                 INVESTOR PROGRAMS
                                 -----------------

Systematic Withdrawal Plan
--------------------------

          An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

         (1)  A fixed-dollar withdrawal;

         (2)  A fixed-share withdrawal;

         (3) A fixed-percentage withdrawal (based on the current value of the account); or

         (4)  A declining-balance withdrawal.

         Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Fund's sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of the Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege
------------------

          Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of any other portfolio of Excelsior Tax-Exempt Fund or Excelsior Funds, Inc. ("Excelsior Fund" and, collectively with Excelsior Tax-Exempt Fund, the "Companies") or for Trust Shares of Excelsior Institutional Trust. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Institutional Trust.
In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of investors to no more than six per year. The Companies and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For Federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of Shares in his or her tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the limitation) in the tax basis of the new shares.

Other Investor Programs
-----------------------

          As described in the Prospectus, Shares of the Fund may be purchased in connection with the Automatic Investment Program. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

                         DESCRIPTION OF CAPITAL STOCK
                         ----------------------------

          Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock and to classify or reclassify any unissued shares of Excelsior Tax-Exempt Fund into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which Excelsior Tax-Exempt Fund's authorized capital is currently classified. Prior to December 28, 1995, Excelsior Tax-Exempt Fund was known as "UST Master Tax-Exempt Funds, Inc."

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, its shareholders are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of Excelsior Tax-Exempt Fund's portfolios, of any general assets of Excelsior Tax-Exempt Fund not belonging to any particular portfolio of Excelsior Tax-Exempt Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Tax-Exempt Fund, its shareholders will be entitled to the same distribution process.

          Shareholders of Excelsior Tax-Exempt Fund are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the outstanding shares of Excelsior Tax-Exempt Fund may elect all of Excelsior Tax-Exempt Fund's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Tax-Exempt Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of Excelsior Tax-Exempt Fund voting without regard to class.

          Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of Excelsior Tax-Exempt Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at their net asset value or converted into shares of another class of Excelsior Tax-Exempt Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Tax-Exempt Fund's Common Stock (or of the Shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Tax-Exempt Fund's Charter, Excelsior Tax-Exempt Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding Common Stock of Excelsior Tax-Exempt Fund voting without regard to class.

                                 MANAGEMENT OF THE FUND
                                 ----------------------

Directors and Officers
----------------------

          The directors and executive officers of Excelsior Tax-Exempt Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                               Position with                 Principal Occupation
                               Excelsior Tax-                During Past 5 years and
Name and Address               Exempt Fund                   Other Affiliations
----------------               -----------                   ------------------
Frederick S. Wonham/1/         Chairman of the Board,        Retired; Director of Excelsior Fund
238 June Road                  President & Treasurer         and Excelsior Tax-Exempt Fund (since
Stamford, CT  06903                                          1995); Trustee of Excelsior Funds and
Age:  67                                                     Excelsior Institutional Trust (since
                                                             1995); Vice Chairman of U.S. Trust
                                                             Corporation and U.S. Trust New York
                                                             (from February 1990 until September
                                                             1995); and Chairman, U.S. Trust
                                                             Connecticut (from March 1993 to May
                                                             1997).

Donald L. Campbell             Director                      Retired; Director of Excelsior Fund
333 East 69th Street                                         and Excelsior Tax-Exempt Fund (since
Apt. 10-H                                                    1984); Director of UST Master
New York, NY  10021                                          Variable Series, Inc. (from 1994 to
Age: 72                                                      June 1997); Trustee of Excelsior
                                                             Institutional Trust (since 1995); and
                                                             Director, Royal Life Insurance Co. of
                                                             New York (since 1991).


/1/ This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.


                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------

Rodman L. Drake                             Director                      Director, Excelsior Fund and
Continuation Investments Group, Inc.                                      Excelsior Tax-Exempt Fund (since
1251 Avenue of the Americas, 9th Floor                                    1996); Trustee, Excelsior
New York, NY  10020                                                       Institutional Trust and Excelsior
Age:  55                                                                  Funds (since 1994); Director, Parsons
                                                                          Brinkerhoff Energy Services Inc.
                                                                          (since 1996); Director, Parsons
                                                                          Brinkerhoff, Inc. (engineering firm)
                                                                          (since 1995); President, Continuation
                                                                          Investments Group, Inc. (since 1997);
                                                                          President, Mandrake Group (investment
                                                                          and consulting firm) (1994-1997);
                                                                          Director, Hyperion Total Return Fund,
                                                                          Inc. and four other funds for which
                                                                          Hyperion Capital Management, Inc.
                                                                          serves as investment adviser (since
                                                                          1991); Co-Chairman, KMR Power
                                                                          Corporation (power plants) (from 1993
                                                                          to 1996); Director, The Latin America
                                                                          Smaller Companies Fund, Inc. (since
                                                                          1993); Member of Advisory Board,
                                                                          Argentina Private Equity Fund L.P.
                                                                          (from 1992 to 1996) and Garantia L.P.
                                                                          (Brazil) (from 1993 to 1996); and
                                                                          Director, Mueller Industries, Inc.
                                                                          (from 1992 to 1994).

Joseph H. Dugan                             Director                      Retired; Director of Excelsior Fund
913 Franklin Lake Road                                                    and Excelsior Tax-Exempt Fund (since
Franklin Lakes, NJ  07417                                                 1984); Director of UST Master
Age:  73                                                                  Variable Series, Inc. (from 1994 to
                                                                          June 1997); and Trustee of Excelsior
                                                                          Institutional Trust (since 1995).



Wolfe J. Frankl                             Director                      Retired; Director of Excelsior Fund
2320 Cumberland Road                                                      and Excelsior Tax-Exempt Fund (since
Charlottesville, VA                                                       1986); Director of UST Master
22901                                                                     Variable Series, Inc. (from 1994 to
Age: 77                                                                   June 1997); Trustee of Excelsior
                                                                          Institutional Trust (since 1995);
                                                                          Director, Deutsche Bank Financial,
                                                                          Inc. (since 1989); Director, The
                                                                          Harbus Corporation (since 1951); and
                                                                          Trustee, HSBC Funds Trust and HSBC
                                                                          Mutual Funds Trust (since 1988).


                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------

W. Wallace McDowell, Jr.                    Director                      Director, Excelsior Fund and
c/o Prospect Capital                                                      Excelsior Tax-Exempt Fund (since
  Corp.                                                                   1996); Trustee of Excelsior Funds and
43 Arch Street                                                            Excelsior Institutional Trust (since
Greenwich, CT  06830                                                      1994); Private Investor (since 1994);
Age:  61                                                                  Managing Director, Morgan Lewis
                                                                          Githens & Ahn (from 1991 to 1994);
                                                                          and Director, U.S. Homecare
                                                                          Corporation (since 1992), Grossmans,
                                                                          Inc. (from 1993 to 1996), Children's
                                                                          Discovery Centers (since 1984), ITI
                                                                          Technologies, Inc. (since 1992) and
                                                                          Jack Morton Productions (since 1987).

Jonathan Piel                               Director                      Director, Excelsior Fund and
558 E. 87th Street                                                        Excelsior Tax-Exempt Fund (since
New York, New York  10128                                                 1996); Trustee, Excelsior Funds and
Age:  59                                                                  Excelsior Institutional Trust (since
                                                                          1994); Vice President and Editor,
                                                                          Scientific American, Inc. (from 1986
                                                                          to 1994); Director, Group for The
                                                                          South Fork, Bridgehampton, New York
                                                                          (since 1993); and Member, Advisory
                                                                          Committee, Knight Journalism
                                                                          Fellowships, Massachusetts Institute
                                                                          of Technology (since 1984).

Robert A. Robinson                          Director                      Director of Excelsior Fund and
Church Pension Fund                                                       Excelsior Tax-Exempt Fund (since
800 Second Avenue                                                         1987); Director of UST Master
New York, NY  10017                                                       Variable Series, Inc. (from 1994 to
Age: 72                                                                   June 1997); Trustee of Excelsior
                                                                          Institutional Trust (since 1995);
                                                                          President Emeritus, The Church
                                                                          Pension Fund and its affiliated
                                                                          companies (since 1966); Trustee, H.B.
                                                                          and F.H. Bugher Foundation and
                                                                          Director of its wholly-owned
                                                                          subsidiaries--Rosiclear Lead and
                                                                          Flourspar Mining Co. and The Pigmy
                                                                          Corporation (since 1984); Director,
                                                                          Morehouse Publishing Co. (1974-1995);
                                                                          Trustee, HSBC Funds Trust and HSBC
                                                                          Mutual Funds Trust (since 1982); and
                                                                          Director, Infinity Funds, Inc. (since
                                                                          1995).


                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------

Alfred C. Tannachion/2/                     Director                      Retired; Director of Excelsior Fund
6549 Pine Meadows Drive                                                   and Excelsior Tax-Exempt Fund (since
Spring Hill, FL  34606                                                    1985); Chairman of the Board of
Age:  72                                                                  Excelsior Fund and Excelsior
                                                                          Tax-Exempt Fund (1991-1997) and
                                                                          Excelsior Institutional Trust
                                                                          (1996-1997); President and Treasurer
                                                                          of Excelsior Fund and Excelsior
                                                                          Tax-Exempt Fund (1994-1997) and
                                                                          Excelsior Institutional Trust
                                                                          (1996-1997); Chairman of the Board,
                                                                          President and Treasurer of UST Master
                                                                          Variable Series, Inc. (1994-1997);
                                                                          and Trustee of Excelsior
                                                                          Institutional Trust (since 1995).

W. Bruce McConnel, III                      Secretary                     Partner of the law firm of Drinker
Philadelphia National                                                     Biddle & Reath LLP.
   Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3497
Age:  55

Michael P. Malloy                           Assistant Secretary           Partner of the law firm of Drinker
Philadelphia National Bank Building                                       Biddle & Reath LLP.
1345 Chestnut Street
Philadelphia, PA  19107-3497
Age:  39

Edward Wang                                 Assistant Secretary           Manager of Blue Sky Compliance, Chase
Chase Global Funds                                                        Global Funds Services Company
  Services Company                                                        (November 1996 to present); and
73 Tremont Street                                                         Officer and Manager of Financial
Boston, MA  02108-3913                                                    Reporting, Investors Bank & Trust
Age:  37                                                                  Company (January 1991 to November
                                                                          1996).

/2/ This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                                            Position with                 Principal Occupation
                                            Excelsior Tax-                During Past 5 years and
Name and Address                            Exempt Fund                   Other Affiliations
----------------                            -----------                   ------------------
John M. Corcoran                            Assistant Treasurer           Vice President, Director of Fund
Chase Global Funds                                                        Administration, Chase Global Funds
  Services Company                                                        Services Company (since April 1998);
73 Tremont Street                                                         Vice President, Senior Manager of
Boston, MA 02108-3913                                                     Fund Administration, Chase Global
Age:  33                                                                  Funds Services Company (from July
                                                                          1996 to April 1998); Second Vice
                                                                          President, Manager of Fund
                                                                          Administration, Chase Global Funds
                                                                          Services Company (from October 1993
                                                                          to July 1996); and Audit Manager,
                                                                          Ernst & Young LLP (from August 1987
                                                                          to September 1993).




     Each director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity.
Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to Excelsior Tax-Exempt Fund. The employees of Chase Global Funds Services Company do not receive any compensation from Excelsior Tax-Exempt Fund for acting as officers of Excelsior Tax-Exempt Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Tax-Exempt Fund. As of July 8, 1998, the directors and officers of Excelsior Tax-Exempt Fund as a group owned beneficially less than 1% of the outstanding shares of each fund of Excelsior Tax-Exempt, and less than 1% of the outstanding shares of all funds of Excelsior Tax-Exempt Fund in the aggregate.

          The following chart provides certain information about the fees received by Excelsior Tax-Exempt Fund's directors in the most recently completed fiscal year.



                                                Pension or
                                                Retirement         Total
                                                 Benefits    Compensation from
                                 Aggregate      Accrued as  Excelsior Tax-Exempt
                             Compensation from   Part of       Fund and Fund
Name of                          Excelsior         Fund        Complex* Paid
Person/Position               Tax-Exempt Fund    Expenses       to Directors
---------------------------  -----------------  ----------  --------------------

     Donald L. Campbell                $15,000  None                $38,000(3)**
     Director

     Rodman L. Drake                   $13,500  None                $39,500(4)**
     Director

     Joseph H. Dugan                   $15,000  None                $38,000(3)**
     Director

     Wolfe J. Frankl                   $15,000  None                $36,500(3)**
     Director

     W. Wallace McDowell               $13,500  None                $38,000(4)**
     Director

     Jonathan Piel                     $15,000  None                $43,000(4)**
     Director

     Robert A. Robinson                $15,000  None                $38,000(3)**
     Director

     Alfred C. Tannachion              $15,000  None                $38,000(3)**
     Director

     Frederick S. Wonham               $20,000  None                $53,000(4)**
     Chairman of the Board,
     President and Treasurer

---------------------------

* The "Fund Complex" consists of Excelsior Fund, Excelsior Tax-Exempt Fund, Excelsior Institutional Trust and Excelsior Funds.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

Investment Advisory, Sub-Advisory and Administration Agreements
---------------------------------------------------------------

          United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as Investment Adviser to the Fund. U.S. Trust Company, N.A. (formerly known as "U.S. Trust Company of California") serves as the Fund's sub-adviser (the "Sub-Adviser"). In the Investment Advisory and Sub-Advisory Agreements, U.S. Trust and the Sub-Adviser, respectively, have agreed to provide the services described in the Prospectus. The Investment Adviser and Sub-Adviser have also agreed to pay all expenses incurred by them in connection with their activities under the agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. The Investment Adviser and Sub-Adviser may, from time to time, voluntarily waive a portion of their respective fees, which waivers may be terminated at any time.

          Prior to May 16, 1997, U.S. Trust New York served as investment adviser to the Fund pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Fund.

          For the fiscal year ended March 31, 1998, the Investment Adviser waived its entire advisory fee totaling $129,359 and reimbursed expenses totaling $63,053 with respect to the Fund. For the same period, the Sub-Adviser waived its entire sub-advisory fee totaling $129,359 with respect to the Fund.

          For the period from October 1, 1996 (commencement of operations) through March 31, 1997, U.S. Trust New York waived its entire advisory fee totaling $19,111 and reimbursed expenses totaling $14,586 with respect to the Fund. For the same period, the Sub-Adviser waived its entire sub-advisory fee totaling $19,111 with respect to the Fund.

          The Investment Advisory Agreement and the Sub-Advisory Agreement provide that the Investment Adviser and the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreements, except that the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by either of them of their duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

          Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services, an affiliate of the Distributor, and U.S. Trust Connecticut (the "Administrators") serve as the Fund's Administrators. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses, if any, of the Fund. The Administrators prepare semiannual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in all aspects of the Fund's operations.

          Prior to May 16, 1997, CGFSC, Federated Administrative Services and U.S. Trust New York served as the Fund's administrators pursuant to an administrative agreement substantially similar to the Administration Agreement currently in effect for the Fund.

          For the fiscal year ended March 31, 1998, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust combined administration fees totaling $39,584 with respect to the Fund.

          For the period from October 1, 1996 (commencement of operations) through March 31, 1997, Excelsior Tax-Exempt Fund paid CGFSC, Federated Administrative Services and U.S. Trust New York combined administration fees totaling $5,856 with respect to the Fund.

Shareholder Organizations
-------------------------

          As stated in the Prospectus, Excelsior Tax-Exempt Fund has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares;
(b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from Excelsior Tax-Exempt Fund to Customers; and (f) providing or arranging for the provision of other related services.

          Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Tax-Exempt Fund. Pursuant to the Plan, Excelsior Tax-Exempt Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of Excelsior Tax-Exempt Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Tax-Exempt Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of Excelsior Tax-Exempt Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Tax-Exempt Fund will be committed to the discretion of such Disinterested Directors.

          For the fiscal year ended March 31, 1998, payments to Shareholder Organizations totaled $91,274 with respect to the Fund, all of which was paid to affiliates of U.S. Trust.

          For the period from October 1, 1996 (commencement of operations) through March 31, 1997, payments to Shareholder Organizations totaled $16,689 with respect to the Fund, all of which was paid to affiliates of U.S. Trust.


Expenses
--------

          Except as otherwise noted, the Investment Adviser, Sub-Adviser and the Administrators bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Expenses of the Fund include: taxes; interest; fees (including the Fund's portion of the fees paid to Excelsior Tax-Exempt Fund's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, sub-advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent
----------------------------

          The Chase Manhattan Bank ("Chase") serves as custodian of the Fund's assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Fund, with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

          U.S. Trust New York serves as the Fund's transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Tax-Exempt Fund for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                            PORTFOLIO TRANSACTIONS
                            ----------------------

          Subject to the general control of Excelsior Tax-Exempt Fund's Board of Directors, the Investment Adviser and Sub-Adviser are responsible for, make decisions with respect to, and place orders for all purchases and sales of portfolio securities.

          The Fund may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Fund's turnover rate may be higher than that of many other investment companies with similar investment objectives and policies. The Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of Shares and by regulatory provisions which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions

          Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

          The Investment Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser and Sub-Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser and Sub-Adviser shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Tax-Exempt Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory and Sub-Advisory Agreements authorize the Investment Adviser and Sub-Adviser, to the extent permitted by law and subject to the review of Excelsior Tax-Exempt Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Sub-Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the fixed-income market and the economy.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and the Sub-Adviser and does not reduce the investment advisory fee payable by the Fund. Such information may be useful to the Investment Adviser or Sub-Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser or Sub-Adviser in carrying out its obligations to the Fund.

          Portfolio securities will not be purchased from or sold to the Investment Adviser, the Sub-Adviser, the Distributor, or any affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser and the Sub-Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser and the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

          Excelsior Tax-Exempt Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the close of the most recent fiscal year. As of March 31, 1998, the Fund did not hold any securities of Excelsior Tax-Exempt Fund's regular brokers or dealers or their parents.


                             INDEPENDENT AUDITORS
                             --------------------

          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Tax-Exempt Fund. The Fund's Financial Highlights included in the Prospectus and the financial statements for the fiscal year ended March 31, 1998 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                    COUNSEL
                                    -------

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of Excelsior Tax-Exempt Fund, and Mr. Malloy, Assistant Secretary of Excelsior Tax-Exempt Fund, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to Excelsior Tax-Exempt Fund and will pass upon the legality of the Shares offered by the Prospectus.



                    ADDITIONAL INFORMATION CONCERNING TAXES
                    ---------------------------------------

Federal
-------

          The following supplements the tax information contained in the Prospectus.

          The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and has qualified and intends to continue to qualify as a regulated investment company. If, for any reason, the Fund does not qualify for a taxable year for the special Federal tax treatment afforded regulated investment companies, the Fund would be subject to Federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          As stated in the Prospectus, the Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund will not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

          In order for the Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

          Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's Shares generally is not deductible for income tax purposes. In addition, if a shareholder holds Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          Any net long-term capital gains realized by the Fund will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Shares. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."



California
----------

          As a regulated investment company, the Fund will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders (including interest income on California Municipal Obligations for franchise tax purposes). The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.

          If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Obligations"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Obligations are generally limited to California Municipal Obligations and certain U.S. Government and U.S. Possession obligations. A "series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for Shares if it appears desirable to avoid failing to so qualify.

          Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under Federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

          In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Obligations held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of Federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes -- Federal" above.

          To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for Federal income tax purposes. See "Additional Information Concerning Taxes -- Federal" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund Shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

          The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

                        *              *              *

          The foregoing discussion is based on Federal and California state tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.


                       PERFORMANCE AND YIELD INFORMATION
                       ---------------------------------

          The Fund may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for the Fund according to the following formula:

                           a-b
               Yield = 2 [(----- + 1)/6/ - 1]
                           cd

     Where:         a = dividends and interest earned during the period.

                    b = expenses accrued for the period (net of reimbursements).

                    c = average daily number of Shares outstanding that were
                        entitled to receive dividends.

                    d = maximum offering price per Share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), the Fund computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per Share (variable "d" in the formula).

          Based on the foregoing calculations, the Fund's standardized effective yield for the 30-day period ended March 31, 1998 was 3.53%.

          The "tax-equivalent" yield of the Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from Federal income tax by one minus a stated Federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from Federal income tax. Tax-equivalent yields assume the payment of Federal income taxes at a rate of 31%. Based on the foregoing calculation, the tax-equivalent yield of the Fund for the 30-day period ended March 31, 1998 was 5.12%.

          The Fund's "average annual total return" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                      ERV  1/n/
               T = [(-----) - 1]
                       P

     Where:    T =   average annual total return.

               ERV = ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

               P =   hypothetical initial payment of $1,000.

               n =   period covered by the computation, expressed in years.

          The calculation is made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per Share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The average annual total returns for the Fund's Shares for the one year period ended March 31, 1998 and for the period from October 1, 1996 (commencement of operations) to March 31, 1998 were 7.42% and 5.63%, respectively.

          The Fund may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

          The total return and yield of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes,
                                                    ----- --------  ------
Barron's, The Wall Street Journal and The New York Times, or in publications of
--------  --- ---- ------ -------     --- --- ---- -----
a local or regional nature, may also be used in comparing the performance of the Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of the Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected the Fund's performance.

          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciations of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS
                                 -------------

          As used in the Prospectus, "assets belonging to the Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Tax-Exempt Fund not belonging to a particular portfolio of Excelsior Tax-Exempt Fund. In determining the net asset value of the Fund's Shares, assets belonging to the Fund allocable to Shares are charged with the direct liabilities of the Fund allocable to Shares and with a share of the general liabilities of Excelsior Tax-Exempt Fund which are normally allocated in proportion to the relative asset values of Excelsior Tax-Exempt Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Tax-Exempt Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

          As of July 8, 1998, U.S. Trust and its affiliates held of record substantially all of the outstanding shares of Excelsior Tax-Exempt Fund as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

          As of July 8, 1998, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that beneficially owned 5% or more of the outstanding Shares of the Fund were as follows: Donald G. Goodwin Living Trust, c/o United States Trust Company of New York, 114 West 47th Street, New York, New York 10036, 6.97%.

                                 FINANCIAL STATEMENTS
                                 --------------------

          The audited financial statements and notes thereto in Excelsior Tax-Exempt Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1998 (the "1998 Annual Report") for the Fund are incorporated in this Statement of Additional Information by reference. No other parts of the 1998 Annual Report are incorporated by reference herein. The financial statements included in the 1998 Annual Report for the Fund have been audited by Excelsior Tax-Exempt Fund's independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 1998 Annual Report and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 1998 Annual Report may be obtained at no charge by telephoning CGFSC at the telephone number appearing on the front page of this Statement of Additional Information.

                                 APPENDIX A
                                 ----------

Commercial Paper Ratings
------------------------

          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1." However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.




          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.



Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - Debt is more vulnerable to non-payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC," "CC" and "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.



          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.


          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                                   FORM N-1A
                                   ---------


PART C.  OTHER INFORMATION

  Item 24.  Financial Statements and Exhibits

       (a)  Financial Statements:

            (1)  Included in Part A:

                 Audited Financial Highlights for the Registrant's Tax-Exempt Money Fund, Intermediate-Term Tax-Exempt Fund and Long-Term Tax-Exempt Fund for the fiscal years ended March 31, 1989 through March 31, 1998; New York Intermediate-Term Tax-Exempt Fund for the period from May 31, 1990 (commencement of operations) to March 31, 1991 and for the fiscal years ended March 31, 1992 through March 31, 1998; Short-Term Tax-Exempt Securities Fund for the period from December 31, 1992 (commencement of operations) to March 31, 1993 and for the fiscal years ended March 31, 1994 through March 31, 1998; and for the California Tax-Exempt Income Fund for the period from October 1, 1996 (commencement of operations) to March 31, 1998.

            (2) Incorporated by reference into Part B are the following audited financial statements for the Tax-Exempt Money, Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt, New York Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities and California Tax-Exempt Income Funds:


                 .  Statements of Assets and Liabilities as of March 31, 1998;

                 .  Statements of Operations for the year ended March 31, 1998;

                 . Statements of Changes in Net Assets for the year ended March 31, 1998;

                 .  Portfolio of Investments as of March 31, 1998;

                 .  Notes to Financial Statements; and

                 . Report of Independent Auditors for the fiscal year ended March 31, 1998.

(b)    Exhibits:

       (1) (1) Articles of Incorporation of Registrant dated as of August 7, 1984 (7).

              (a) Articles Supplementary of Registrant dated as of April 27, 1990 (7).

              (b) Articles Supplementary of Registrant dated as of December 23, 1992 (7).

              (c)  Articles Supplementary of Registrant dated December 27, 1995
       (4).

       (2) (2) Amended and Restated Bylaws of Registrant dated February 10, 1995 (7).

              (a) Amendment No. 1 to Amended and Restated Bylaws of Registrant dated May 16, 1997 (7).

       (3)    None.

       (4) (3) Articles VI, VII, VIII and X of Registrant's Articles of Incorporation dated as of August 7, 1984 (7).

              (a) Articles I and IV of Registrant's Amended and Restated By-Laws dated February 10, 1995 (7).

       (5) (4) Investment Advisory Agreement among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the Tax-Exempt Money Fund, Intermediate-Term Tax-Exempt Fund and Long-Term Tax-Exempt Fund (6).

              (a) Investment Advisory Agreement among Registrant, U.S. Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the New York Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund and California Tax-Exempt Income Fund (6).

              (b) Sub-Advisory Agreement among U.S. Trust Company of Connecticut, United States Trust Company of New York and United States Trust Company of California dated May 16, 1997 with respect to the California Tax-Exempt Income Fund (7).

       (6) (5) Distribution Contract dated August 1, 1995 between Registrant and Edgewood Services, Inc. (3).

              (a) Exhibit A dated September 25, 1996 to the Distribution Contract between Registrant and Edgewood Services, Inc. (5).

       (7)    None.

       (8) Custody Agreement dated September 1, 1995 (as amended and restated on August 1, 1997) between Registrant and The Chase Manhattan Bank (7).

       (9) (6) Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement dated February 21, 1994, as amended as of May 16, 1997 (7).

              (a) Administration Agreement dated May 16, 1997 among Registrant, Chase Global Funds Services Company, Federated Administrative Services and U.S. Trust Company of Connecticut (6).

              (b) Mutual Funds Transfer Agency Agreement dated as of September 1, 1995 between Registrant and United States Trust Company of New York (7).

              (c) Mutual Funds Sub-Transfer Agency Agreement dated as of September 1, 1995 between United States Trust Company of New York and Chase Global Funds Services Company (7).

     (10)     Opinion of counsel (8).

     (11)     (7)  Consent of Drinker Biddle & Reath LLP (8).

              (a)  Consent of Ernst & Young LLP (8).

     (12)     None.

     (13) (8) Purchase Agreement between Registrant and Shearson Lehman Brothers Inc. dated February 6, 1985 (7).

              (a) Purchase Agreement between Registrant and Edgewood Services, Inc. dated September 25, 1996 (5).

     (14)     None.

     (15)     None.

     (16)     (9)  Schedule for computation of performance quotation (1).

              (a)  Schedule for computation of performance quotation  (2).

     (17) (10) Financial Data Schedule as of March 31, 1998 for the Tax-Exempt Money Fund (8).

              (a) Financial Data Schedule as of March 31, 1998 for the Intermediate-Term Tax-Exempt Fund (8).

              (b) Financial Data Schedule as of March 31, 1998 for the Long-Term Tax-Exempt Fund (8).

              (c) Financial Data Schedule as of March 31, 1998 for the New York Intermediate-Term Tax-Exempt Fund (8).

              (d) Financial Data Schedule as of March 31, 1998 for the Short-Term Tax-Exempt Securities Fund (8).

              (e) Financial Data Schedule as of March 31, 1998 for the California Tax-Exempt Income Fund (8).

     (18)     None.

Notes:
-----

(1) Incorporated by reference to Registrant's and Excelsior Funds, Inc.'s joint Post-Effective Amendments Nos. 12 and 10, respectively, to their Registration Statements on Form N-1A filed May 31, 1991.
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A filed August 2, 1993.
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A filed August 1, 1995.
(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed July 18, 1996.
(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed March 31, 1997.
(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed July 31, 1997.

(7) Incorporated by reference to Registrant's Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A filed May 15, 1998.

(8)  Filed herewith.

Item 25.  Persons Controlled By or Under
          Common Control with Registrant
          ------------------------------

          Registrant is controlled by its Board of Directors.


Item 26.  Number of Holders of Securities
          -------------------------------

          The following information is as of May 6, 1998:


                                                                  Number of
  Title of Class                                                Record Holders
  --------------                                                --------------

Class A Common Stock (Tax-Exempt Money Fund)                         4,188
Class B Common Stock (Intermediate-Term Tax-Exempt Fund)             1,245
Class C Common Stock (Long-Term Tax-Exempt Fund)                       837
Class D Common Stock (New York Intermediate-Term Tax-Exempt Fund)      493
Class E Common Stock (California Tax-Exempt Income Fund)               169
Class F Common Stock (Short-Term Tax-Exempt Securities Fund)           372


Item 27.  Indemnification
          ---------------

  Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (1)(a) hereto, and Article VI, Section 2 of Registrant's Bylaws, incorporated herein by reference to Exhibit (2)(a) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of Registrant's principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 1.11 of the Distribution Contract incorporated herein by reference to Exhibit (6)(a) hereto,
Section 12 of the Custody Agreement incorporated herein by reference to Exhibit
(8)(a) hereto, Section 7 of the Mutual Funds Transfer Agency Agreement incorporated herein by reference to Exhibit 9(c) hereto, and Section 6 of the Administration Agreement incorporated herein by reference to Exhibit 9(b) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.     Business and Other Connections of Investment Adviser
             ----------------------------------------------------

             (a) U.S. Trust Company of Connecticut:

                U.S. Trust Company of Connecticut ("U.S. Trust CT") is a Connecticut state bank and trust company located in Stamford, Connecticut. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust CT, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.


Position
with U.S.                               Principal            Type of
Trust CT             Name              Occupation            Business
-----------  --------------------  -------------------  ------------------

Director     John N. Irwin         Lawyer
             1133 Avenue of the
             Americas
             New York, NY 10035

Director     June Noble Larkin     Foundation           Not-for-Profit
             Edward John Noble     Director             Organization
             Foundation, Inc.
             32 East 57th Street
             New York, NY 10022

Director     Tucker H. Warner      Co-Founder,          Consulting Firm
             The Nutmeg Financial  Partner &
             Group, LLC            Director
             1157 Highland Avenue
             West
             Cheshire, CT 06903

Director     Thomas C. Clark       Managing Director,   Asset Management,
             United States Trust   United States Trust  Investment and
             Company of New York   Company of New York  Fiduciary Services
             11 West 54th Street
             New York, NY 10019

Director     Maribeth S. Rahe      Vice Chairman,       Asset Management,
             United States Trust   United States Trust  Investment and
             Company of New York   Company of New York  Fiduciary Services
             114 West 47th Street
             New York, NY 10036

Director     Frederick B. Taylor   Vice Chairman,       Asset Management,
             United States Trust   United States Trust  Investment and
             Company of New York   Company of New York  Fiduciary Services
             114 West 47th Street
             New York, NY 10036


Position
with U.S.                               Principal            Type of
Trust CT             Name              Occupation            Business
-----------  --------------------  -------------------  ------------------
Director       Kenneth G. Walsh      Executive Vice        Asset Management,
               United States Trust   President, United     Investment and
               Company of New York   States Trust Company  Fiduciary Services
               114 West 47th Street  of New York
               New York, NY 10036

Director,      William V. Ferdinand  Managing Director     Asset Management,
Managing       U.S. Trust Company    & CIO                 Fiduciary Services
Director &     of Connecticut                              & Private Banking
CIO            225 High Ridge Road
               Stamford, CT 06905

Director,      W. Michael Funck      President & CEO       Asset Management,
President &    U.S. Trust Company                          Fiduciary Services
CEO            of Connecticut                              & Private Banking
               225 High Ridge Road
               Stamford, CT 06905

Vice Presi-    Neil M. McDonnell     Vice President &      Asset Management,
dent &         U.S. Trust Company    Treasurer             Fiduciary Services
Treasurer      of Connecticut                              & Private Banking
               225 High Ridge Road
               Stamford, CT 06905

Vice Presi-    Alberto Rodriguez     Vice President &      Asset Management,
dent &         U.S. Trust Company    Secretary             Fiduciary Services
Secretary      of Connecticut                              & Private Banking
               225 High Ridge Road
               Stamford, CT 06905

               (b)  United States Trust Company of New York:


          United States Trust Company of New York ("U.S. Trust NY") is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.


Position
with U.S.                               Principal       Type of
Trust NY             Name              Occupation       Business
-----------  --------------------  -------------------  --------

Director     Eleanor Baum          Dean of School       Academic
             The Cooper Union for  of Engineering
             the Advancement
             of Science & Art
             51 Astor Place
             New York, NY 10003

Director     Samuel C. Butler      Partner in Cravath,   Law Firm
             Cravath, Swaine       Swaine & Moore
              & Moore
             Worldwide Plaza
             825 Eighth Avenue
             New York, NY  10019


Director     Peter O. Crisp         Chairman             Venture
             Venrock Inc.                                Capital
             Room 5600
             30 Rockefeller Plaza
             New York, NY  10112


Director     Antonia M. Grumbach    Partner in Patter-   Law Firm
             Patterson, Belknap,    son, Belknap, Webb
              Webb & Tyler LLP      & Tyler
             1133 Avenue of the
             Americas
             New York, NY 10036


Director,     H. Marshall Schwarz   Chairman of the      Asset Management,
Chairman      United States Trust   Board & Chief Exe-   Investment and
of the Board  Company of New York   cutive Officer of    Fiduciary Services
and Chief     114 West 47th Street  U.S. Trust Corp. and
Executive     New York, NY 10036    U.S. Trust N.Y.
Officer


Position
with U.S.                            Principal             Type of
Trust NY     Name                    Occupation            Business
-----------  --------------------    -------------------   --------
Director     Philippe de Montebello  Director of the       Art Museum
             The Metropolitan        Metropolitan
             Museum of Art           Museum of Art
             1000 Fifth Avenue
             New York, NY 10028-0198



Director     Paul W. Douglas         Retired Chairman of   Coal Mining,
             250 Park Avenue         The Pittston Company  Transportation
             Suite 1800                                    and Security
             New York, NY  10177                           Services



Director     Frederic C. Hamilton    Chairman of the       Investment and
             The Hamilton Companies  Board                 Venture Capital
             1560 Broadway
             Suite 2000
             Denver, CO  80202


Director     John H. Stookey         Corporate Director
             Per Scholas Inc.        and Trustee
             131 Walnut Avenue
             Bronx, New York 10454


Director     Robert N. Wilson        Vice Chairman of      Health Care
             Johnson & Johnson       the Board of Johnson  Products
             One Johnson &           & Johnson
              Johnson Plaza
             New Brunswick, NJ 08933


Position
with U.S.                            Principal             Type of
Trust NY     Name                    Occupation            Business
-----------  --------------------    -------------------   --------
Director       Peter L. Malkin        Chairman of           Law Firm
               Wein, Malkin LLP       Wein, Malkin
               Lincoln Building       & Bettex
               60 East 42nd Street
               New York, NY 10165


Director       David A. Olsen         Vice Chairman         Risk & Insurance
               Marsh & McLennan,      Services
               Inc.
               125 Broad Street
               New York, NY 10004


Director       Richard F. Tucker      Retired Vice-         Petroleum
               P.O.  Box 2072         Chairman Mobil        and Chemicals
               New York, NY 10163     Oil Corporation


Director       Carroll L. Wainright,  Consulting Partner    Law Firm
               Jr.                    of Milbank, Tweed,
               Milbank, Tweed,        Hadley & McCloy
               Hadley & McCloy
               One Chase Manhattan
               Plaza
               New York, NY 10005


Director       Ruth A. Wooden         President & CEO       Not for
               The Advertising                              Profit Public
               Council, Inc.                                Service
               261 Madison Avenue                           Advertising
               11th Floor
               New York, NY 10016

Executive      Paul K. Napoli         Executive             Asset Management,
Vice           United States Trust    Vice President        Investment and
President      Company of New York                          Fiduciary Services
               114 West 47th Street
               New York, NY 10036

Director and   Maribeth S. Rahe       Vice Chairman         Asset Management,
Vice Chair-    United States Trust                          Investment and
man            Company of New York                          Fiduciary Services
               114 West 47th Street
               New York, NY 10036


Position
with U.S.                            Principal             Type of
Trust NY       Name                  Occupation            Business
-----------    --------------------  -------------------   --------

Director        Frederick B. Taylor   Vice Chairman and     Asset Management,
Vice Chair-     United States Trust   Chief Investment Of-  Investment and
man and         Company of New York   ficer of U.S. Trust   Fiduciary Services
Chief Invest-   114 West 47th Street  Corporation and U.S.
ment Officer    New York, NY 10036    Trust N.Y.

Director,       Jeffrey S. Maurer     President and         Asset Management,
President       United States Trust   Chief Operating       Investment and
and Chief       Company of New York   Officer               Fiduciary Services
Operating       114 West 47th Street
Officer         New York, NY  10036

Trustee/        Daniel P. Davison     Chairman, Christie,   Fine Art
Director        Christie, Manson      Manson & Woods        Auctioneer
                & Woods               International, Inc.
                International Inc.
                502 Park Avenue
                New York, NY 10021

Trustee/        Orson D. Munn         Chairman and          Investment
Director        Munn, Bernhard &      Director of Munn,     Advisory
                Associates, Inc.      Bernhard & Asso-      Firm
                6 East 43rd Street    ciates, Inc.
                28th Floor
                New York, NY 10017


Executive       John L. Kirby         Executive             Asset Management,
Vice            United States Trust   Vice President        Investment and
President       Company of New York                         Fiduciary Services
                114 West 47th Street
                New York, NY 10030


Executive       Kenneth G. Walsh      Executive             Asset Management,
Vice            United States Trust   Vice President        Investment and
President       Company of New York                         Fiduciary Services
                114 West 47th Street
                New York, NY 10030

Director        Philip L. Smith       Corporate Director
                P.O. Box 386          and Trustee
                Ponte Verde Beach,
                FL 32004


Position
with U.S.                            Principal          Type of
Trust NY             Name            Occupation         Business
-----------  --------------------  --------------  ------------------

Executive    John C. Hover, II     Executive       Asset Management,
Vice         United States Trust   Vice President  Investment and
President    Company of New York                   Fiduciary Services
             114 West 47th Street
             New York, NY 10030


Executive    John M. Deignan       Executive       Asset Management,
Vice         United States Trust   Vice President  Investment and
President    Company of New York                   Fiduciary Services
             114 West 47th Street
             New York, NY 10030


          (c) U.S. Trust Company N.A. (Investment Sub-Adviser for the California Tax-Exempt Income Fund)


          U.S. Trust Company, N.A. (formerly known as U.S. Trust Company of California). U.S. Trust Company, N.A. ("U.S. Trust N.A.") is national bank located in Los Angeles, California. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust N.A., including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.



Position
with U.S.                                          Principal            Type of
Trust N.A.                     Name                Occupation           Business
--------------------  -----------------------  ------------------  ------------------

Director and          William R. Barrett, Jr.  Managing Director   Asset
Managing Director                                                  Management,
                                                                   Investment and
                                                                   Fiduciary Services

Director              Thomas C. Clark          Managing Director   Asset Management,
                                                                   Investment

Director              Jeffrey S. Maurer        President and       Asset Management,
                                               Chief Operating     Investment and
                                               Officer Fiduciary   Services

Director/Managing     Robert M. Raney          Managing Director   Asset Management,
Director and Chief                             and Chief           Investment and
Investment Officer                             Investment Officer  Fiduciary Services


Position
with U.S.                                       Principal            Type of
Trust N.A.                     Name             Occupation           Business
--------------------  --------------------  ------------------   ------------------

Director /President    Gregory F. Sanford   President and Chief  Asset Management,
and Chief Operating                         Operating Officer    Investment and
                                                                 Fiduciary Services

Director/Chairman      Franklin E. Ulf      Chairman of the      Asset Management,
of the Board                                Board                Investment and
                                                                 Fiduciary Services

Director and           Charles E. Wert      Executive Vice       Asset Management,
Executive Vice                              President            Investment and
President                                                        Fiduciary Services

Director               Maribeth S. Rahe     Vice Chairman        Asset Management,
                                                                 Investment and
                                                                 Fiduciary Services

Item 29.  Principal Underwriter
          ---------------------


          (a) Edgewood Services, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Pyramid Mutual Funds, BT Investment Funds, BT Institutional Funds, Deutsche Portfolios, Deutsche Funds, Inc., Excelsior Funds, Inc., Excelsior Institutional Trust, Excelsior Funds, FTI Funds, Fund Manager Portfolios, Great Plains Funds, Old Westbury Funds, Inc., Robertsons Stephens Investment Trust, WesMark Funds and WCT Funds.


(b)  Names and Principal             Positions and Offices with          Offices with
     Business Addresses                  the Distributor                  Registrant
---------------------------- ----------------------------------------  ----------------
Lawrence Caracciolo                    Director and President,
5800 Corporate Drive                   Edgewood Services, Inc.               --
Pittsburgh, PA  15237-5829

Arthur L. Cherry                       Director,
5800 Corporate Drive                   Edgewood Services, Inc.               --
Pittsburgh, PA  15237-5829

J. Christopher Donahue                 Director,
5800 Corporate Drive                   Edgewood Services, Inc.               --
Pittsburgh, PA  15237-5829

Ronald M. Petnuch                      Vice President,
5800 Corporate Drive                   Edgewood Services, Inc.               --
Pittsburgh, PA  15237-5829

Thomas P. Schmitt
5800 Corporate Drive                   Vice President,                       --
Pittsburgh, PA  15237-5829             Edgewood Services, Inc.

Thomas P. Scholes
5800 Corporate Drive                   Vice President,                       --
Pittsburgh, PA  15237-5829             Edgewood Services, Inc.

Ernest L. Linane                       Assistant Vice President,
5800 Corporate Drive                   Edgewood Services, Inc.               --
Pittsburgh, PA  15237-5829

S. Elliott Cohan                       Secretary,
5800 Corporate Drive                   Edgewood Services, Inc.               --
Pittsburgh, PA  15237-5829

Thomas J. Ward
5800 Corporate Drive                   Assistant Secretary,                  --
Pittsburgh, PA  15237-5829             Edgewood Services, Inc.


Kenneth W. Pegher, Jr.
5800 Corporate Drive                   Treasurer,                            --
Pittsburgh, PA  15237-5829             Edgewood Services, Inc.


             (c)     Not Applicable.



Item 30.  Location of Accounts and Records
          --------------------------------

                (1) United States Trust Company of New York, 114 W. 47th Street, New York, NY 10036 (records relating to its functions as investment adviser and transfer agent).

                (2) U.S. Trust Company of Connecticut, 225 High Ridge Road, East Building, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).


                (3) U.S. Trust Company, N.A. 515 South Flower Street, Los Angeles, CA 90071 (records relating to its function as sub-adviser to the California Tax-Exempt Income Fund).

                (4) Edgewood Services, Inc., Clearing Operations, 5800 Corporate Drive, Pittsburgh, PA 15237-5829 (records relating to its function as distributor).

                (5) Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913 (records relating to its function as co-administrator and sub-transfer agent).

                (6) Federated Administrative Services, Federated Investors Tower, Pittsburgh, PA 15222-3779 (records relating to its function as co-administrator).

                (7) The Chase Manhattan Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).


                (8) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrants' Articles of Incorporation, Bylaws, and Minute Books).


Item 31.  Management Services
          -------------------

          Inapplicable.


Item 32.  Undertakings
          ------------

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest available Annual Report to Shareholders upon request and without charge.

                                 SIGNATURES
                                 ----------



          Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, Excelsior Tax-Exempt Funds, Inc. certifies that it meets all of the requirements for effectiveness for this Post-Effective Amendment No. 25 to its Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 25 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania on the 29th day of July, 1998.


                                   EXCELSIOR TAX-EXEMPT FUNDS, INC.
                                   Registrant


                                   *Frederick S. Wonham
                                   ---------------------------
                                   Frederick S. Wonham, President and Treasurer
                                   (Signature and Title)


          Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 25 to Excelsior Tax-Exempt Funds, Inc.'s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                  Title              Date
     ---------                  -----              ----
*Frederick S. Wonham         Chairman of the   July 29, 1998
--------------------         Board, President
 Frederick S. Wonham         and Treasurer

*Joseph H. Dugan
--------------------
 Joseph H. Dugan             Director          July 29, 1998

*Donald L. Campbel
--------------------
 Donald L. Campbell          Director          July 29, 1998

*Wolfe J. Frankl
--------------------
 Wolfe J. Frankl             Director          July 29, 1998

*Robert A. Robinson
--------------------
 Robert A. Robinson          Director          July 29, 1998

*Alfred Tannachion
--------------------
 Alfred Tannachion           Director          July 29, 1998

*W. Wallace McDowell, Jr.
-------------------------
 W. Wallace McDowell, Jr.    Director          July 29, 1998


*Jonathan Piel
--------------------
 Jonathan Piel               Director          July 29, 1998

*Rodman L. Drake
--------------------
 Rodman L. Drake             Director          July 29, 1998



* By: /s/ W. Bruce McConnel, III
     ----------------------------
     W. Bruce McConnel, III, Attorney-in-Fact

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST


                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Alfred C. Tannachion
                                                --------------------------
                                                Alfred C. Tannachion

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Donald L. Campbell
                                                --------------------------
                                                Donald L. Campbell

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Joseph H. Dugan
                                                ---------------------
                                                Joseph H. Dugan

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Robert A. Robinson
                                                ---------------------------
                                                Robert A. Robinson

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Institutional Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Wolfe J. Frankl
                                                ---------------------
                                                Wolfe J. Frankl

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints W. Bruce McConnel, III his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Frederick S. Wonham
                                                --------------------------
                                                Frederick S. Wonham

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Rodman L. Drake
                                                ----------------------
                                                Rodman L. Drake

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                           /s/ W. Wallace  McDowell, Jr.
                                              -------------------------------
                                              W. Wallace McDowell, Jr.

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY
                               -----------------


        KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 22, 1998                             /s/ Jonathan Piel
                                                -------------------
                                                Jonathan Piel

                                 EXHIBIT INDEX


  Exhibit No.              Description
  -----------              -----------

   (10)           Opinion of Counsel

   (11) (a)       Consent of Drinker Biddle & Reath LLP.

        (b)       Consent of Ernst & Young LLP.

   (27) (a)       Financial Data Schedule -- Tax-Exempt Money Fund.

        (b)       Financial Data Schedule -- Intermediate-Term Tax-Exempt Fund.

        (c)       Financial Data Schedule -- Long-Term Tax-Exempt Fund.

        (d)       Financial Data Schedule -- New York Intermediate Term
                  Tax-Exempt Fund.

        (e)       Financial Data Schedule -- Short-Term Tax-Exempt Securities
                  Fund.

        (f)       Financial Data Schedule -- California Tax-Exempt Income Fund.